UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

KENNAMETAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF 2020 ANNUAL MEETING AND

PROXY STATEMENT

KENNAMETAL

A Message From Our Board of Directors

Dear Fellow Shareowners,

I am pleased to invite you to the Kennametal Annual Meeting of Shareowners at 2:00 p.m. (Eastern Time) on October 27, 2020. Due to COVID-19, this year’s Annual Meeting will be held virtually, via a live, audio only webcast.

Our Board is committed to good corporate governance and ethical conduct, promoting the best interests of our shareowners. As noted in this proxy statement, the Board has established corporate governance policies that are in line with these interests. Additionally, the Company published its inaugural Environmental, Social, and Governance Report for Fiscal 2020 to provide all stakeholders additional insight into how the Company approaches these important topics. The report is available on the Corporate Sustainability page of Kennametal.com.

Fiscal 2020 presented many challenges, most notably the global COVID-19 pandemic and associated economic impacts. We implemented extensive safety protocols across our global operations to protect the health and safety of our employees, while continuing to serve our customers globally. Despite those challenges, the Board and executive team remained focused on executing our strategic initiatives to grow and to improve the long-term profitability of the Company.

The Annual Meeting will include consideration of the matters included in the accompanying Notice of Annual Meeting and Proxy Statement. Every shareowner’s vote is important to us. Therefore, if you cannot attend the virtual meeting, please see the Notice of Annual Meeting of Shareowners for details on voting.

On behalf of the Board of Directors, thank you for your continued ownership and support of Kennametal.

Sincerely, Lawrence W. Stranghoener Chairman of the Board September 15, 2020

Notice of Annual Meeting of Shareowners

When:	2:00 p.m. (Eastern Time) on Tuesday, October 27, 2020

Where:	Virtually, via live audio webcast at www.virtualshareholdermeeting.com/KMT2020

Record Date:	Tuesday, September 1, 2020 (Only shareowners of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.)

Agenda

The Annual Meeting of Shareowners (“Annual Meeting”) will be held to consider and act upon the following matters:

1.	The election of nine directors for terms to expire in 2021;

2.	The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021;

3.	A non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement; and

4.	The approval of the Kennametal Inc. 2020 Stock and Incentive Plan.

Shareowners also will be asked to consider such other business as may properly come before the meeting. The Board of Directors has fixed Tuesday, September 1, 2020 as the record date (the “Record Date”). Only shareowners of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

How to Vote

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact, and over time, lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our shareowners’ timely access to this important information. If you have received a Notice, and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email please follow the instructions contained in the Notice.

It is not necessary to attend the Annual Meeting to vote your shares. You may vote by proxy via telephone, Internet or by completing, dating, signing and returning a paper proxy card.

By Order of the Board of Directors

Michelle R. Keating
Vice President, Secretary
and General Counsel

September 15, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD OCTOBER 27, 2020

This Proxy Statement and the 2020 Annual Report are available for viewing at

www.proxyvote.com

2020 Proxy Summary

This 2020 Proxy Summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider before voting, and we strongly encourage you to carefully read the Proxy Statement before voting.

General Information About the 2020 Annual Meeting of Shareowners

2:00 p.m. (Eastern Time) on Tuesday, October 27, 2020

Virtually, via live audio webcast at www.virtualshareholdermeeting.com/KMT2020

September 1, 2020

For all matters, shareowners as of the Record Date have one vote for each share of capital stock held by such person on the Record Date

Proposals to be Considered and Board Recommendations

Proposal	Board Voting Recommendation	Page Reference (for more detail)

Election of nine directors with terms to expire in 2021	FOR each Director Nominee	7

Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021	FOR	31

Non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement	FOR	85

Approval of the Kennametal Inc. 2020 Stock and Incentive Plan	FOR	89

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    PROXY SUMMARY

Board Nominees

		Director Since (1)			Committee Memberships			Other Public Company Boards
Name	Age		Occupation	Independent	AC	CC	N/CG
Joseph Alvarado	68	2018	Board of Directors, Arcosa, Inc., PNC Financial Services Group, Inc., and Trinseo, S.A.	Yes	—	✘	✘	Arcosa, Inc.; PNC Financial Services Group, Inc.; Trinseo, S.A.
Cindy L. Davis	58	2012	Board of Directors, Brinker International, Inc. and Deckers Outdoor Corporation	Yes		✘	✘	Brinker International, Inc.; Deckers Outdoor Corporation
William J. Harvey	69	2011	Board of Directors, Bridgestone Americas, Inc., Origin Materials and Huber Engineered Woods LLC	Yes	—	✘	Chair	—
William M. Lambert	62	2016	Board of Directors, MSA Safety, Inc.	Yes	Chair	—	—	MSA Safety, Inc.
Lorraine M. Martin	58	2018	President and CEO, National Safety Council	Yes	✘	—	—	—
Sagar A. Patel	54	2016	Business Unit President, Aerospace Aftermarket and Hydraulic Systems, Woodward, Inc.	Yes	✘	—	—	—
Christopher Rossi	56	2017	President and Chief Executive Officer (“CEO”), Kennametal Inc.	No	—	—	—	—
Lawrence W. Stranghoener	66	2003	Chairman of the Board, Kennametal Inc.	Yes	—	—	—	—
Steven H. Wunning	69	2005	Board of Directors, Black & Veatch Holding Company, Summit Materials, Inc., and The Sherwin Williams Company	Yes	—	Chair	✘	Summit Materials, Inc.; The Sherwin Williams Company

(1)	References are to calendar years.
AC	Audit Committee
CC	Compensation Committee
N/CG	Nominating/Corporate Governance Committee

•	Attendance: In Fiscal 2020, each of our director nominees serving on the Board in that year attended at least 75% of the Board and committee meetings on which he or she sat.

•

Director Elections:    Directors are elected by a majority of votes cast; meaning that the number of votes cast “for” such director nominee must exceed the number of votes cast “against” such nominee in order for a director to be elected.

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PROXY SUMMARY

Corporate Governance Highlights

Our Board has a strong commitment to ethical conduct and good corporate governance, which promotes the long-term interests of shareowners, strengthens Board and management accountability and helps build public trust in the Company. The dashboard below provides a snapshot of the Company’s current corporate governance policies.

•	Declassified Board of Directors — The Company’s By-Laws provide for a declassified Board of Directors, whereby all Directors are elected to one-year terms.

•	Separation of CEO and Chairman — The roles of the Chief Executive Officer and the Chairman of the Board are separate. An independent director serves as our Chairman of the Board.

•	Majority Voting in Director Elections — Director elections are conducted on a majority voting basis and without cumulative voting.

•

Change in Control Double-Trigger Vesting Provision — The Company’s 2016 Stock and Incentive Plan and proposed 2020 Stock and Incentive Plan require both a change in control of the Company and termination of the executive’s employment (“double-trigger”) for unvested or unearned equity awards to vest on an accelerated basis.

•

Governance Guidelines — The Board has established Corporate Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as the Board’s mission, a Director’s responsibilities, Director qualifications, determination of Director independence, Board committee structure, Chief Executive Officer performance evaluations and management succession. The Board regularly reviews developments in corporate governance and updates the Corporate Governance Guidelines and other governance materials as it deems necessary and appropriate. The Company’s Corporate Governance Guidelines are available on its website at www.kennametal.com on the “Corporate Governance” page under “Investor Relations.”

•	Independent Directors — Our Board is comprised of all independent directors, other than our President and CEO.

•	Independent Directors Regularly Meet — Our independent directors meet in executive sessions, led by our independent Chairman of the Board, at each regularly scheduled Board meeting.

•	Independent Board Committees — We have three standing Board committees with only independent directors serving as members.

•	Annual Board and Committee Self-Evaluation — Our Board and Board committees engage in a self-evaluation process annually.

•	High Rate of Board Attendance — In Fiscal 2020, each of our directors serving on the Board in that year attended at least 75% of the Board and committee meetings on which he or she sat.

•	No Poison Pill — The Company currently does not have a poison pill in place.

•

Strong Stock Ownership Guidelines for Directors and Executive Officers — We have adopted Stock Ownership Guidelines for directors, executives and key managers to effectively link the interests of management and our shareowners and to promote an ownership culture throughout our organization. We believe that stock should be acquired and held in quantities that encourage management to make decisions and take actions that will enhance Company performance and increase its value.

•	Policies Prohibiting Hedging, Pledging, and Shorting Company Securities — Our insider trading policy prohibits the hedging, pledging and shorting of Company stock by any member of the Board, executive

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    PROXY SUMMARY

officer, or other corporate officer, as defined in the policy, and their family members, without the prior approval and express authorization of the Company’s General Counsel. An exception to this prohibition may be granted where an individual wishes to pledge Company stock as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged stock.

Fiscal 2020 Summary

The COVID-19 pandemic has had a significant impact on the Company’s customers, supply chains, and financial results. The Company implemented a number of cost control measures in the second half of Fiscal 2020 to conserve cash, maintain liquidity, and reduce operating expenses, including, among other things reductions in discretionary spending, extensive travel restrictions, and reduced production at global manufacturing facilities to align with the lower demand environment. In June 2020, the Company announced a 20% base salary reduction for all executives, effective July 1, 2020. For Fiscal 2021, the Company announced the acceleration of its structural cost reduction plans with a restructuring of approximately 10% of salaried employees globally to be substantially complete in the first half of Fiscal 2021. The Company also continued to make significant progress on its strategic initiatives. Regarding its simplification/modernization program, the associated capital spend is substantially complete. In support of its strategic growth initiatives, the Company announced that as of July 1, 2020, it has combined its former Industrial and WIDIA business segments to form one Metal Cutting business segment. This move will enable the Company to more effectively direct its commercial resources, products, and technical expertise toward capturing a larger share-of-wallet in addition to executing a new brand strategy.

The Company achieved the following performance in sales, profitability and returns for Fiscal 2020 (see Appendix A for a reconciliation of these non-GAAP financial measures to the comparable GAAP measures):

•	Net loss attributable to Kennametal for Fiscal 2020 was $5.7 million compared to net income attributable to Kennametal of $242 million in Fiscal 2019.

•	Return on Invested Capital (“ROIC”) for Fiscal 2020 was 1.0% compared with 13.5% in Fiscal 2019. Adjusted ROIC for Fiscal 2020 was 5.2% compared with Adjusted ROIC of 14.3% in Fiscal 2019.

•

Earnings Before Interest and Taxes (“EBIT”) for Fiscal 2020 was $34.7 million, 1.8% margin (as adjusted to exclude restructuring and related charges, goodwill and other intangible asset impairment charges and loss on divestiture: $153.8 million, 8.2% margin).

•

Working capital was $543 million as of June 30, 2020 compared to $729 million as of June 30, 2019. Primary Working Capital as a Percent of Sales Revenues (“PWCPS”) was 35.4% as of June 30, 2020 compared to 31.4% as of June 30, 2019.

•	Sales of $1.9 billion for Fiscal 2020, down compared with sales of $2.4 billion for Fiscal 2019.

Compensation Highlights for Fiscal 2020

The following are the highlights of our 2020 compensation program:

•

Our Compensation Committee has adopted a strong pay-for-performance philosophy which is tested on an annual basis through a realizable pay-for-performance alignment assessment conducted for the CEO position by the Committee’s independent consultant.

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PROXY SUMMARY

•

Compensation is paid in a mix of base salary, annual cash-based incentives under our Annual Incentive Plan (“AIP”), and equity-based long-term incentive awards (consisting of restricted stock units and performance stock units) under our Long-Term Incentive Plan (“LTIP”).

•	Compensation is tied mainly to Company financial and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.

•

Payment of annual cash-based incentives under the AIP is based on achieving critical measures of Company performance, consistent with our pay-for-performance philosophy. AIP payments for Fiscal 2020 performance were based on three performance metrics: Adjusted EBIT; PWCPS; and individual performance.

•

Our equity-based LTIP is intended to drive the achievement of critical long-term business objectives, align management’s interests with those of our shareowners and foster retention of key executives. In Fiscal 2020, 60% of the target value of each executive’s LTIP opportunity was granted as performance stock units (“PSUs”) and 40% was granted as restricted stock units (“RSUs”) (all are settled in stock).

•

Vesting of Fiscal 2020 PSUs is based on the attainment of an Adjusted ROIC financial performance goal (100% weight) with a Relative Total Shareholder Return (“TSR”) multiplier. PSUs are subject to an additional continuous service requirement, which provides that award recipients must remain employed by the Company through the payout date in order to receive the payout, generally three years after the grant date. RSUs time vest in equal increments over a three year period based on continuous service with the Company.

•	Our Fiscal 2020 financial performance had the following effects on the performance-based awards held by our named executive officers (“NEOs”):

Fiscal 2020 AIP

•

Our fiscal 2020 AIP was based 83.3% on financial metrics (Adjusted EBIT weighted 62.5% and PWCPS weighted 20.8%) for our CEO and 16.7% on individual performance for our CEO and 80% on financial metrics (Adjusted EBIT weighted 60% and PWCPS weighted 20%) and 20% on individual performance for our other NEOs. The individual metrics consisted of individual performance goals. Any payment under the AIP, either through achievement under the financial objectives or individual performance objectives, is contingent on achieving the minimum performance requirement of corporate net profit for the fiscal year. Since the Company recorded a net loss of $5.7 million for Fiscal 2020, the minimum performance requirement was not met and no portion of the AIP could be earned with regard to Adjusted EBIT, PWCPS or individual performance; therefore, no bonus was paid under the 2020 AIP to any NEOs.

Performance Stock Units

•

The first tranche (1⁄3) of the 2020 PSUs, as measured by ROIC performance, was achieved at a 0% multiple of target with the Relative TSR multiplier yet to be calculated for the three-year period ending June 30, 2022.

•

The second tranche (1⁄3) of the 2019 PSUs, as measured by ROIC performance, was achieved at a 0% multiple of target with the Relative TSR multiplier yet to be calculated for the three-year period ending June 30, 2021.

•

The third tranche (1⁄3) of the 2018 PSUs, as measured by ROIC performance, was achieved at a 0% multiple of target for a cumulative total payout multiple of 81.4% for the combined three years of ROIC performance, and the Relative TSR multiplier for the three-year period ending June 30, 2020 was achieved at 80%, for an aggregate 65.1% multiple of target Fiscal 2018 PSUs vesting.

KENNAMETAL INC. 2020 Proxy Statement	| v

General Information

When and where is the 2020 Annual Meeting?

The 2020 Annual Meeting of shareowners (the “Annual Meeting”) will be held virtually, through a live, audio only webcast, on Tuesday, October 27, 2020 at 2:00 p.m. (Eastern Time). Shareowners of record may attend the Annual Meeting online, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KMT2020 and entering the 16-digit Control Number included on the Notice, on the proxy card or on the instructions that accompanied the proxy materials. There will not be a physical meeting location.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of this Proxy Statement and the 2020 Annual Report?

We are utilizing an SEC rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its shareowners a Notice regarding Internet availability of proxy materials (“Notice”). Instructions on how to access the proxy materials over the Internet or how to request a paper copy of proxy materials may be found in the Notice.

If you have received a Notice and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

The SEC rules that allow us to furnish our proxy materials over the Internet rather than in paper form do not require us to do so for all shareowners. We may choose to send certain shareowners the Notice, while sending other shareowners a full set paper copy of our Proxy Statement, 2020 Annual Report, Notice and proxy card.

How can I access the proxy materials over the Internet?

The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of this Proxy Statement and the 2020 Annual Report are available at www.proxyvote.com.

When was the Notice or other proxy materials mailed to shareowners?

The Notice of this Proxy Statement was first mailed to shareowners on or about September 15, 2020. Once the Notice is received, shareowners have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that those materials be sent to the shareowner in paper. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business and will also give you an electronic link to the proxy voting site.

Why did I receive a Notice or a copy of this Proxy Statement?

The Board of Directors of Kennametal Inc. (“we,” “us,” “Kennametal” or the “Company”) is soliciting proxies to be voted at the Annual Meeting to be held on October 27, 2020, and at any adjournment of the Annual Meeting. When we ask for your proxy, we must provide you with a proxy statement that contains certain information specified by law.

What will the shareowners vote on at the Annual Meeting?

The Board of Directors has submitted four proposals for your consideration at this meeting:

•	The election of nine directors for terms to expire in 2021;

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GENERAL INFORMATION

•	The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021;

•	A non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement; and

•	The approval of the Kennametal Inc. 2020 Stock and Incentive Plan.

Will there be any other items of business on the agenda?

We do not expect any other items of business to be presented at the meeting. However, in case there is an unforeseen need, your proxy also gives discretionary authority to the named proxy holders with respect to any other matters that might be brought before the meeting. Those proxy holders intend to vote your proxy on any such matter in accordance with their best judgment.

Who is entitled to vote?

Shareowners as of the close of business on Tuesday, September 1, 2020 (the “Record Date”) may vote at the Annual Meeting. For all matters, you have one vote for each share of capital stock you hold on the Record Date, including shares:

•	Held directly in your name as the shareowner of record;

•	Held for you in an account with a broker, bank or other nominee; and

•	Attributed to your account in one of our Company-sponsored 401(k) plans.

What constitutes a quorum?

A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the Annual Meeting. As of the Record Date, 83,246,915 shares of our capital stock were issued and outstanding. Abstentions and broker non-votes (which are explained below) will be counted for purposes of determining a quorum, but will not be counted as votes cast, except that for purposes of the Proposal 4, approval of the 2020 Stock and Incentive Plan, in which case abstentions have the same effect as a vote against the proposal.

How many votes are required for the approval of each item?

•

The nine nominees for director for terms expiring in 2021 are elected by a majority of votes cast, meaning that the number of votes cast “for” such director nominee must exceed the number of votes cast “against” such nominee in order for a director to be elected. Abstentions, broker non-votes and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as votes against the nominee.

•

The ratification of the selection of the independent auditors will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, virtually or by proxy, at the meeting. Abstentions will not be counted as votes cast either for or against the proposal.

•

The compensation paid to our named executive officers, as disclosed in this Proxy Statement, will be approved (on a non-binding, advisory basis) if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, virtually or by proxy, at the meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

•

The Kennametal Inc. 2020 Stock and Incentive Plan will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast (including abstentions) by shareowners present, virtually or by proxy, at the meeting. Abstentions have the same effect as a vote against the proposal, and broker non-votes will not be counted as votes cast either for or against the proposal.

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GENERAL INFORMATION

What are “Broker Non-Votes?”

If your shares are held by a broker (i.e., “in street name”), the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions to your broker, one of two things can happen, depending on the type of proposal. For the ratification of the selection of the independent auditors, which is considered a “routine” matter, the broker may vote your shares in its discretion.

Brokers do not have the discretion to vote your shares for the election of directors, for the non-binding advisory vote to approve the compensation paid to our named executive officers, as disclosed in this Proxy Statement, or for the approval of the Kennametal Inc. 2020 Stock and Incentive Plan, because these proposals are considered to be “non-routine” matters. If you do not provide voting instructions to your broker for these non-routine matters, the broker may not vote your shares on these proposals at all. When that happens, it is called a “broker non-vote.”

How do I vote?

If you are a shareowner of record, you may vote your shares by any one of the following methods:

•

By Internet.    You may vote online prior to the meeting at www.proxyvote.com. Follow the instructions on the Notice or in the proxy card for voting prior to the meeting. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card. Internet voting will be available until 11:59 p.m. Eastern Time on October 26, 2020.

•

By telephone. You may vote by telephone by dialing 1-800-690-6903. Follow the instructions on your Notice or proxy card. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card. Telephone voting will be available until 11:59 p.m. Eastern Time on October 26, 2020.

•

By mail. The Notice includes directions on how to request paper copies of this Proxy Statement, the 2020 Annual Report and a proxy card. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

•

Online during meeting. If you are a shareowner of record, you may vote your shares online by attending the virtual Annual Meeting. However, we encourage you to vote in advance by proxy card, by telephone or on the Internet even if you plan to attend the virtual Annual Meeting.

How do I vote shares that are held by my broker?

If you own shares held by a broker or other nominee (i.e., in “street name”), you may instruct your broker or other nominee to vote your shares by following the instructions that your broker or nominee provides to you. Most brokers offer voting by mail, by telephone and on the Internet.

How do I vote my shares in the 401(k) plan?

You will receive voting instructions from the plan trustee. You may instruct the plan trustee on how to vote (including not to vote) your shares in the 401(k) plan in writing, or by other means available.

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GENERAL INFORMATION

How can I revoke a proxy or change my vote?

You have the right to revoke your proxy and change your vote at any time before the meeting by (1) notifying our Vice President, Secretary and General Counsel in writing or (2) delivering a later-dated proxy card by telephone, on the Internet or by mail. If you are a shareowner of record, you may also revoke your proxy by voting online during the virtual Annual Meeting.

Who are “Named Proxies” and how will they vote my shares?

Our Board of Directors selected the persons named on the Notice and proxy card (the “Named Proxies”) to act as proxies for the Annual Meeting. If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the Named Proxies will vote on your behalf for the election of the nominees for director listed below, for the ratification of the selection of the independent auditors, for the approval (on a non-binding advisory basis) of the compensation paid to our named executive officers as disclosed in this Proxy Statement, and for the approval of the Kennametal Inc. 2020 Stock and Incentive Plan.

How will the advisory vote related to executive compensation be treated?

Although the advisory vote to approve the compensation paid to our named executive officers is non-binding, our Board of Directors will review the results of this vote and, consistent with our strong record of shareowner engagement, will take the result of the vote into account in making future determinations concerning executive compensation.

What does it mean if I receive more than one Notice, proxy card or voting instruction?

It means that you hold shares in more than one account. To ensure that all of your shares are voted, please vote as instructed in each Notice or sign and return each proxy card (if you have requested and received paper copies of this Proxy Statement and a proxy card). If you vote by telephone or on the Internet, you will need to vote once for each Notice, proxy card or voting instruction card you receive.

Who tabulates the votes?

The votes are tabulated by Carideo Group, which acts as an independent inspector of election.

What should I do if I want to attend the Annual Meeting?

You are entitled to attend the Annual Meeting if you were a shareowner of record as of the Record Date for the Annual Meeting, or you hold a valid proxy for the Annual Meeting. You will need the 16-digit Control Number located on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. You can attend the Annual Meeting, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KMT2020 and using your 16-digit Control Number to enter the meeting. Shareowners may also submit written questions in advance of the Annual Meeting by visiting www.virtualshareholdermeeting.com/KMT2020 and using your 16-digit Control Number to access the Annual Meeting website. A transcript of the Annual Meeting including the questions received and our answers will be posted on the Investors Relations page of our website at www.kennametal.com as soon as practical after the Annual Meeting.

We encourage you to access the Annual Meeting website prior to the start time. Please allow sufficient time for online check-in. If you experience technical difficulties, please contact the technical support phone number posted on the log-in page of the Annual Meeting website. Rules of Conduct for the Annual Meeting are established, affording the same treatment to all participating shareowners, and will be followed during the

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Annual Meeting. We will use technology for the virtual Annual Meeting that verifies the identity of each participating shareowner and ensures that shareowners are granted the same access rights they would have if attending an in-person meeting.

Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not the attend the Annual Meeting.

Can I view the Proxy Statement and 2020 Annual Report electronically?

Yes. Copies of this Proxy Statement and our 2020 Annual Report to Shareowners (the “2020 Annual Report”) are available free of charge for electronic (online) access and viewing at www.proxyvote.com.

You may also view the Proxy Statement and 2020 Annual Report free of charge on our website at www.kennametal.com in the “Investor Relations” section under “SEC Filings”.

What is “householding”?

We have adopted “householding,” a procedure under which shareowners of record who have the same address and last name and do not receive proxy materials electronically will receive only one copy of our Annual Report and Proxy Statement unless one or more of these shareowners notifies us that they wish to continue receiving individual copies, per the instructions below. This procedure saves printing and postage costs by reducing duplicative mailings. Shareowners who participate in householding will continue to receive separate proxy cards. Householding will not affect dividend check mailings. Beneficial shareowners can request information about householding from their banks, brokers or other holders of record.

What if I want to receive a copy of the Annual Report and Proxy Statement?

You may access the Proxy Statement or Annual Report via our website, www.kennametal.com, under “About Us,” “Investor Relations.” If you prefer, you may request these materials by calling our Vice President, Secretary and General Counsel at 412-248-8309 or writing to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219:

•	If you participate in householding and wish to receive a separate copy of the 2020 Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, or

•

If you do not participate in householding, but would like a print copy of either the 2020 Annual Report or Proxy Statement, or would like to participate in householding with regard to the Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, or

•	If you wish to receive separate copies of future annual reports and proxy statements.

We will deliver the requested documents to you promptly upon your request at no charge.

How can I contact the Company, the Board of Directors, independent Chairman of the Board or any of the independent Directors?

The address of our principal executive offices is 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219.

You can send written communications to any of our Board members, addressed to:

Kennametal Inc.

c/o Michelle R. Keating

Vice President, Secretary and General Counsel

525 William Penn Place, Suite 3300

Pittsburgh, Pennsylvania 15219

KENNAMETAL INC. 2020 Proxy Statement	| 5

GENERAL INFORMATION

We will forward any communication we receive to the relevant director(s), except for advertisements, solicitations or other matters unrelated to the Company.

What are the procedures for submitting a shareowner proposal or nomination for the 2021 Annual Meeting?

We expect to hold our 2021 Annual Meeting in October 2021. If a shareowner wishes to have a proposal considered for inclusion in next year’s proxy statement, such shareowner must submit the proposal in writing so that we receive it by May 18, 2021. Proposals should be addressed to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219. Proposals must comply with Rule 14a-8 of Regulation 14A of the proxy rules and must contain certain information specified in the Company’s By-Laws.

In addition, our By-Laws provide that any shareowner wishing to propose any other business at the 2021 Annual Meeting must give the Company written notice no earlier than May 1, 2021 and no later than June 30, 2021. That notice must provide certain other information as described in the By-Laws.

Specifically, shareowner nominations for directors to be elected at the 2021 Annual Meeting must be submitted to the Vice President, Secretary and General Counsel in writing no earlier than May 1, 2021 and no later than June 30, 2021. The By-Laws contain certain requirements for the information that must be provided in any shareowner nomination, including information about the nominee and the nominating shareowner. Please see “Committee Functions — Nominating/Corporate Governance Committee” under the “Board of Directors and Board Committees” section of this Proxy Statement for additional information regarding shareowner nominations to be considered by the Nominating/Corporate Governance Committee.

Any shareowner may obtain a copy of the By-Laws or any of our corporate governance materials by submitting a written request to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219.

Who pays for the solicitation of proxies?

Kennametal pays all costs related to the Company’s solicitation of proxies. We may solicit proxies by mail, or our directors, officers or employees may solicit proxies personally, by telephone, facsimile or the Internet. We have retained the services of Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902, to assist in soliciting proxies from brokerage houses, custodians, nominees, other fiduciaries and other shareowners of the Company. We will pay all fees and expenses of Morrow Sodali LLC in connection with the solicitation and we do not expect those fees and expenses to exceed $10,000. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareowners and obtaining their votes.

What is the Company’s Fiscal Year?

Kennametal’s fiscal year begins each year on July 1 and ends on the following June 30. Any reference to a “year” in this Proxy Statement is to a fiscal year, except whereas otherwise noted. For example, references to “2020,” “fiscal year 2020,” or “Fiscal 2020” mean the fiscal year beginning July 1, 2019 and ending June 30, 2020.

6	| KENNAMETAL INC. 2020 Proxy Statement

Proposal I. Election of Directors

Kennametal seeks directors with strong reputations and experience in areas relevant to the strategy and operations of our businesses, particularly industries and growth segments that we serve, as well as key geographic markets where we operate.

Each person elected as a director of the Corporation, whether elected to succeed a person whose term of office as a director has expired (including the expiration of such director’s term) or to fill any vacancy, shall be elected for a one-year term expiring at the next annual meeting of shareowners.

Our Board of Directors has nominated our current nine directors, Joseph Alvarado, Cindy L. Davis, William J. Harvey, William M. Lambert, Lorraine M. Martin, Sagar A. Patel, Christopher Rossi, Lawrence W. Stranghoener, and Steven H. Wunning, for re-election to serve as directors with a term that will expire in 2021.

Each of the nominees for election as a director at the Annual Meeting and each of the Company’s current directors hold or have held senior executive positions in large, complex organizations and have operating experience that meets our objectives, as described below. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management and leadership development. Included in each Director nominee’s biography below is an assessment of the specific qualifications, attributes, skills and experience of such nominee based on the qualifications described above.

We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board.

The Board believes that the combination of the various qualifications, skills and experiences of the Director nominees will contribute to an effective and well-functioning Board and that, individually and as a whole, the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

KENNAMETAL INC. 2020 Proxy Statement	| 7

PROPOSAL I. Election of Directors

The following table highlights each director’s specific skills, knowledge and experience. A particular director may possess additional skills, knowledge or experience even though they are not indicated below.

Director Skills and Experience Matrix

SKILLS / EXPERIENCE

CEO Experience	✘			✘			✘	✘

Corporate Finance (public company)	✘			✘			✘	✘

Corporate Governance / Corporate Responsibility	✘	✘	✘	✘	✘	✘	✘	✘

Current or Recent Executive Experience	✘	✘	✘	✘	✘	✘	✘	✘	✘

Diversity	✘	✘	✘	✘	✘	✘	✘	✘	✘

Environmental / Health / Safety	✘		✘	✘	✘	✘	✘	✘

Government / Military	✘		✘	✘	✘	✘	✘		✘

Industry / Manufacturing Knowledge	✘		✘	✘		✘	✘	✘	✘

International	✘	✘	✘	✘	✘	✘	✘	✘	✘

Legal — Transactions	✘	✘	✘	✘	✘	✘	✘	✘	✘

Operations / Production	✘		✘	✘	✘	✘	✘		✘

Public Company Board Experience	✘	✘	✘	✘	✘	✘	✘	✘	✘

Risk Management	✘	✘	✘	✘	✘	✘	✘	✘	✘

Sales and Marketing	✘	✘	✘	✘	✘	✘	✘	✘	✘

Strategic Planning	✘	✘	✘	✘	✘	✘	✘	✘	✘

Technology / Engineering	✘	✘	✘	✘	✘	✘	✘		✘

8	| KENNAMETAL INC. 2020 Proxy Statement

PROPOSAL I. Election of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

We have provided additional information about each nominee and each director whose term of office will continue after the Annual Meeting below, if elected, including the specific characteristics and traits that we believe qualify these individuals to serve as directors of our Company.

Joseph Alvarado

Age: 68

Director since 2018

Independent

Committee Memberships:

Compensation

Nominating / Corporate

Governance

Other Directorships:

Arcosa, Inc.

PNC Financial Services Group, Inc.

Trinseo, S.A.

Mr. Alvarado is the former Chairman, President and CEO of Commercial Metals Company (“CMC”), a global manufacturer, recycler and marketer of steel and other metals. He joined CMC in April 2010 as Executive Vice President and Chief Operating Officer (“COO”) and became President and COO in April 2011. He was named President and CEO and elected to CMC’s Board in September 2011; he served as Chairman of the Board from January 2013 until his retirement in January 2018. Prior to joining CMC, Mr. Alvarado was Operating Partner for Wingate Partners and The Edgewater Funds from 2009 to 2010. He was the President of U.S. Steel Tubular Products, Inc., a division of United States Steel Corporation, from 2007 through 2009. Mr. Alvarado was President and COO of Lone Star Technologies, Inc., a producer and marketer of products for the oil and gas, industrial, automotive and power generation industries, from 2004 until the company’s acquisition by United States Steel Corporation in 2007. Prior to that, he was Vice President-Long Products Sales and Marketing for Ispat North America, Inc. from 1998 to 2004 and he was Executive Vice President, Commercial at Birmingham Steel Company from 1997 to 1998. Mr. Alvarado began his career in steelmaking at Inland Steel Company in 1976, serving in roles of increasing responsibility, and was President of Inland Steel Bar Company from 1995 to 1997. Mr. Alvarado has an MBA from Cornell University and a Bachelor of Arts degree in Economics from the University of Notre Dame.

Qualifications:

Mr. Alvarado is a strong leader with significant experience in managing global businesses. With his extensive knowledge of the metals industry and years of experience in manufacturing, he understands the challenges and opportunities facing Kennametal. He provides strategic insight and valuable perspective to our Board. Mr. Alvarado is an “audit committee financial expert” based on his relevant experience with financial and accounting matters.

KENNAMETAL INC. 2020 Proxy Statement	| 9

PROPOSAL I. Election of Directors

Cindy L. Davis

Age: 58

Director since 2012

Independent

Committee Memberships:

Compensation

Nominating / Corporate

Governance

Other Directorships:

Brinker International, Inc.

Deckers Outdoor Corporation

Ms. Davis is a retired Vice President of Nike, Inc., and retired President, Nike Golf, a global leading innovator in athletic footwear, apparel, equipment and accessories, positions she held from 2008 through January 2015. Ms. Davis joined Nike, Inc. in 2005 as General Manager, Nike Golf USA after holding a variety of marketing and executive positions for companies such as the Arnold Palmer Golf Company and The Golf Channel. She previously served on the Board of Directors of Buffalo Wild Wings, a casual dining restaurant and sports bar franchise, from January 2015 through February 2018. Ms. Davis earned an MBA in Marketing and Finance at the University of Maryland, and a Bachelor of Arts degree in Economics at Furman University in Greenville, South Carolina.

Qualifications:

Ms. Davis’ experience with brand strategy and global brands adds valued perspective to our Board. Her winning track record of driving innovation and profitable growth, globally, positions her as an excellent fit to our Board of Directors.

William J. Harvey

Age: 69

Director since: 2011

Independent

Committee Memberships:

Compensation

Nominating / Corporate

Governance (Chair)

Other Directorships:

Bridgestone Americas, Inc.

Huber Engineered Woods LLC

Origin Materials

Mr. Harvey is the retired President of DuPont Packaging & Industrial Polymers, a multi-billion dollar global business unit of E.I. DuPont de Nemours & Company, a science and technology-based company, serving in that position from 2009 through 2015. Mr. Harvey joined DuPont in 1977 and left in 1992 to become General Manager of the Peroxygen Chemical Division of FMC Corporation, a diversified chemical company. He rejoined DuPont in 1996 as Global Business Director for DuPont Packaging & Industrial Polymers. Mr. Harvey held various management-level positions with DuPont including Vice President and General Manager of the DuPont Advanced Fiber businesses, Kevlar and Nomex Fibers, Vice President of DuPont Corporate Operations and Vice President of DuPont Corporate Plans. Mr. Harvey holds a Bachelor’s degree in Economics from Virginia Commonwealth University and a Master’s degree from the University of Virginia Darden Graduate School of Business. He is Vice-Chair of the Board of Trustees of Washington College where he serves on the Executive Committee and chairs the Admissions and Financial Aid Committee. Mr. Harvey previously held Board of Trustee positions at the Darden School at the University of Virginia and Delaware State University.

Qualifications:

Mr. Harvey brings to the Board keen strategic insight and commercial expertise. His wealth of global experience and business acumen make an excellent contribution to our Board. Mr. Harvey currently serves as Chair of our Nominating/Corporate Governance Committee.

10	| KENNAMETAL INC. 2020 Proxy Statement

PROPOSAL I. Election of Directors

William M. Lambert Age: 62 Director since: 2016 Independent Committee Memberships: Audit (Chair) Other Directorships: MSA Safety Incorporated

Mr. Lambert is a member of the Board of Directors of MSA Safety Incorporated (“MSA”), a global leader in the manufacture and supply of workplace safety products, having stepped down as Non-Executive Chairman of MSA in May 2020. He is the retired President and Chief Executive Officer of MSA, having served in this position from 2008 until May 2018. Mr. Lambert has been a director on MSA’s Board since 2007, holding the Chairman position from May 2015 through May 2020. He joined MSA in 1981 as a design engineer and over the years served the company in a variety of capacities of increasing responsibility. He previously served on the Board of Directors of EQT Corporation, a natural gas producer, from November 2018 through July 2019. Mr. Lambert has achieved “Fellow” status with the National Association of Corporate Directors (NACD). He holds a Bachelor’s degree in Mechanical Engineering from Penn State University and a Master’s degree in Industrial Administration from Carnegie Mellon University.

Qualifications:

Mr. Lambert has extensive experience leading a global manufacturing company and he brings to the board valuable knowledge in business strategy, product development, marketing and finance. He currently serves as Chair of our Audit Committee and is an “audit committee financial expert” based on his relevant experience with financial and accounting matters.

Lorraine M. Martin Age: 58 Director since: 2018 Independent Committee Memberships: Audit Other Directorships: National Safety Council

Ms. Martin is a director, President and CEO of the National Safety Council since June 2019. She is also co-founder and President of Pegasus Springs Foundation, a nonprofit organization focused on education and mentoring. Ms. Martin is the retired Executive Vice President and Deputy of Rotary and Mission Systems (RMS) for Lockheed Martin Corporation, a global aerospace, defense, security and advance technologies company. Prior to RMS, Ms. Martin was Executive Vice President and General Manager for the F-35 Lightning II Program for Lockheed Martin Aeronautics Company. Her leadership of the F-35 program earned Pentagon recognition for reducing program costs while increasing production and fielding more aircraft worldwide. She joined Lockheed Martin in 1988 and during her tenure, held a variety of high visibility leadership positions across the corporation. Prior to joining Lockheed Martin, she served as an officer in the U.S. Air Force, holding various leadership positions for software intensive technology and development programs. She has a Master of Science degree in Computer Science from Boston University and a Bachelor of Arts degree in Computational Mathematics from DePauw University.

Qualifications:

Ms. Martin has over 35 years’ experience in the aerospace industry and is a proven leader in a variety of challenging roles. Her experience in international business and manufacturing are of significant value to Kennametal. She brings a unique perspective to our Board with her extensive knowledge of the aerospace industry, technology, supply chain management and strategic planning.

KENNAMETAL INC. 2020 Proxy Statement	| 11

PROPOSAL I. Election of Directors

Sagar A. Patel Age: 54 Director since: 2016 Independent Committee Memberships: Audit

Mr. Patel is the Business Unit President, Aerospace Aftermarket and Hydraulic Systems for Woodward, Inc., a manufacturer and service provider of control solutions for the aerospace and industrial markets. He joined Woodward, Inc. in June 2011 as President of Aircraft Turbine Systems and in 2019, he became Business Unit President, Fuel Systems and Controls, where he served until assuming his current position in January 2020. Before joining Woodward, Mr. Patel worked at General Electric, where he last served as President, Mechanical Systems, GE Aviation in Cincinnati, Ohio. At GE’s Aviation and Transportation businesses, Mr. Patel held roles with increasing responsibilities in engineering, operations, services and P&L management. Earlier in his career, he worked for a utility company in India for three years. Mr. Patel served as Chairman of the Rockford Area Economic Development Council (RAEDC) in Rockford, Illinois, in addition to serving on the Illinois Governor’s Innovation Advisory Council. Mr. Patel holds a Master’s degree in Electrical Engineering from the University of Pittsburgh and a Bachelor’s degree in Controls and Instrumentation Engineering from Gujarat University in India.

Qualifications:

Mr. Patel has more than 30 years’ experience in the aerospace, transportation and energy industries, bringing to our Board extensive experience in product and advanced manufacturing innovation, global operations and strategic growth areas.

Christopher Rossi Age: 56 Director since: 2017 Non-Independent

Mr. Rossi is President and CEO and a member of the Board of Directors of Kennametal Inc., serving in these positions since August 2017. Prior to that, Mr. Rossi was CEO of Dresser-Rand at Siemens Aktiengesellschaft, from September 2015 to May 2017. Dresser-Rand is part of the Seimens business, a leading global supplier of custom-engineered rotating equipment solutions for the oil, gas, petrochemical, power and process industries. Mr. Rossi held numerous leadership positions at Dresser-Rand including Executive Vice President of Global Operations from September 2012 to August 2015, where he was responsible for Product Manufacturing Operations and certain related functions, Vice President of Technology and Business Development from January 2009 to September 2012 and Executive Vice President of Product Services Worldwide from February 2007 to December 2008. He joined Dresser-Rand in 1987, having been responsible for the areas of Engineering, Production, Supply Chain Management, Sales and Business Development, and throughout his career there, served as the Vice President and General Manager of North American Operations, Vice President and General Manager of Painted Post Operation, and a Vice President, Supply Chain Management Worldwide. Mr. Rossi holds a Bachelor of Science degree in Mechanical Engineering from Virginia Tech and an MBA in Corporate Finance and Operations Management from the University of Rochester’s Simon School of Business.

Qualifications:

Mr. Rossi has extensive experience leading and managing a complex global manufacturing company, having held positions of progressive responsibility at Dresser-Rand. As a former CEO, Mr. Rossi brings diverse manufacturing, technology, and strategy experience as well as leadership skills to Kennametal Inc.

12	| KENNAMETAL INC. 2020 Proxy Statement

PROPOSAL I. Election of Directors

Lawrence W. Stranghoener Age: 66 Director since: 2003 Chairman of the Board Independent

Mr. Stranghoener is Chairman of the Board of Directors for Kennametal Inc., serving in this position since July 1, 2018. Prior to that, he was the independent Lead Director of Kennametal’s Board from August 2017 to June 2018. Mr. Stranghoener is the retired Executive Vice President, Strategy and Business Development for Mosaic Company, a global crop nutrition company, a position he held from August 2014 until his retirement in January 2015. He served as Mosaic’s interim Chief Executive Officer from June 2014 to August 2014, and was Executive Vice President and Chief Financial Officer from September 2004 to June 2014. Before joining Mosaic, Mr. Stranghoener was the Executive Vice President and Chief Financial Officer of Thrivent Financial, a Fortune 500 financial services company, from 2001 to 2004. Prior to that, Mr. Stranghoener spent 17 years at Honeywell Inc. where he held various positions in finance, including Vice President and Chief Financial Officer from 1997 to 1999. He started his career as an Investment Analyst at Dain Rauscher. Mr. Stranghoener serves on the Board of Trustees for Goldman Sachs Exchange Traded, Closed End and Interval Funds. He holds a Bachelor of Arts degree from St. Olaf College and an MBA from Northwestern University.

Qualifications:

Mr. Stranghoener has extensive experience as a Chief Financial Officer for a variety of organizations. He brings strong leadership skills and a deep understanding of financial reporting and risk management to our Board. His knowledge of the financial and capital markets enables him to provide guidance and valuable insight to our Board and management. In his capacity as independent Chairman of the Board, he serves as the independent liaison between our management, our shareowners and the Board.

Steven H. Wunning

Age: 69

Director since: 2005

Independent

Committee Memberships:

Compensation (Chair)

Nominating / Corporate

Governance

Other Directorships:

Black & Veatch Holding Company

Summit Materials, Inc.

The Sherwin Williams Company

Mr. Wunning is the retired Group President and Executive Office member of Caterpillar Inc., a global manufacturer of construction, mining, and industrial equipment, having served in those positions from January 2004 to January 2015. In that capacity, he had administrative responsibility for the Resource Industries Group which included Advanced Components & Systems Division, Integrated Manufacturing Operations Division, Mining Products Division, Mining Sales & Marketing Division, and Product Development & Global Technology Division. Mr. Wunning joined Caterpillar in 1973 and served in positions of increasing responsibility, including Vice President and then President of Cat Logistics and Corporate Vice President of the Logistics & Product Services Division. Mr. Wunning is a member of the Board of Trustees of the Missouri University of Science and Technology. He has a Bachelor of Science degree in Metallurgical Engineering from the University of Missouri at Rolla, now Missouri University of Science and Technology, and an Executive MBA from the University of Illinois.

Qualifications:

Mr. Wunning has extensive operational and management experience in the areas of quality, manufacturing, product support and logistics for a complex, global organization. He understands the challenges of managing a global manufacturing organization and provides valuable insight and perspective to our Board with respect to operations, supply chain logistics and customer relations. Mr. Wunning currently serves as the Chair of our Compensation Committee.

KENNAMETAL INC. 2020 Proxy Statement	| 13

Ethics and Corporate Governance

Code of Conduct

All of our directors, officers and employees, including our Chairman, Chief Executive Officer, Chief Financial Officer and Corporate Controller, must strictly adhere to our Code of Conduct (sometimes referred to as the “Code”).

The Code is designed to:

•	Proactively promote ethical behavior;

•	Protect our valued reputation and the reputations of our directors, officers and employees;

•	Assist all employees to act as good corporate citizens around the world; and

•	Continue to demonstrate that we, and the individuals we employ, can be successful while maintaining the values which have served us well over the years.

We view violations of the Code very seriously. Personal consequences for violations can be severe and can include termination and/or legal action. Directors, officers and employees who know of or suspect a violation of the Code must report the matter to us promptly. Any of these individuals can report a concern or potential violation of the Code:

•

By approaching or telephoning such person’s immediate supervisor or manager, another supervisor or manager, such person’s local Human Resource professional, the Office of the General Counsel or the Office of Ethics and Compliance;

•

In writing directed to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219 or by email: k-corp.ethics@kennametal.com;

•	By calling the Office of Ethics and Compliance at 412-248-8275;

•

By calling the Company’s toll-free, third-party managed, HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. The HELPLINE may be used on a confidential and anonymous basis (where allowed by law); or

•	By accessing the Company’s web-based HELPLINE portal accessible at the following link: kennametal.ethicspoint.com.

The Code is posted on our website at www.kennametal.com on the “Ethics and Compliance” page, which is accessible under the “About Us” tab. We will disclose any future amendments to the Code that relate to our directors or executive officers on our website, as well as any waivers of the Code that relate to directors and executive officers.

Corporate Governance

Our Board of Directors adopted the Kennametal Inc. Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company. The Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision-making both at the Board and management level.

14	| KENNAMETAL INC. 2020 Proxy Statement

ETHICS AND CORPORATE GOVERNANCE

A complete copy of the Guidelines is available on our website at www.kennametal.com on the “Corporate Governance” page, which is accessible under the “Investor Relations” page under the “About Us” tab. Any changes to the Guidelines in the future will also be posted on our website. Following is a summary that provides highlights of our Guidelines and many related corporate governance matters:

Selection of New Director Candidates and Criteria for Board Membership

•

Kennametal believes that overall the Board should encompass a range of talent, skill, diversity and expertise that enable it to provide sound guidance with respect to our operations and interests. Board nominees are identified, screened and recommended by the Nominating/Corporate Governance Committee and approved by the full Board. The Nominating/Corporate Governance Committee evaluates and ultimately selects director nominees based on a number of criteria, including independence, integrity, diversity, business and industry experience, areas of expertise, ability to exercise sound judgment in areas relevant to our businesses, and willingness to commit sufficient time to the Board. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses.

•

The Nominating/Corporate Governance Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

•

Although the Nominating/Corporate Governance Committee does not have a formal policy with respect to consideration of diversity in identifying director candidates, as noted above, diversity is one of the many important factors considered in any evaluation of a director or director nominee. The Nominating/Corporate Governance Committee believes that in this context the term “diversity” encompasses a broad array of personal characteristics, including traditional concepts such as age, gender, race and ethnic background. Equally important to any evaluation of diversity, however, are characteristics such as geographic origin and exposure, skills and training, education, viewpoint, industry exposure and professional experience. The Nominating/Corporate Governance Committee recognizes that diversity of all types can bring distinctive skills, perspectives and experiences to the Board.

•

The Nominating/Corporate Governance Committee will consider any director candidate nominated by a shareowner in accordance with our By-Laws and applicable law. For further information on shareowner nominating procedures, please refer to the response to the question “What are the procedures for submitting a shareowner proposal or nomination for the 2021 Annual Meeting?” under the “General Information” section of this Proxy Statement.

•	All Board members are expected to ensure that other existing and planned future commitments do not materially interfere with their service as a director of the Company.

Board Composition and Independence

•

A majority of Board members must qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the requirements of any other applicable regulatory authority. Currently, Mr. Rossi, our President and CEO, is the only director on our Board who is not independent.

•

Only those directors who the Board affirmatively determines have no material relationship with the Company, either directly or indirectly, will be considered independent directors. The Board’s determination is based on the requirements for independence set forth under the listing standards of the NYSE and those of any other applicable regulatory authority and also on additional qualifications set forth in the Guidelines regarding:

KENNAMETAL INC. 2020 Proxy Statement	| 15

ETHICS AND CORPORATE GOVERNANCE

•	Indebtedness of the director, or his or her immediate family members or affiliates, to the Company;

•	Indebtedness of the Company to affiliates of the director; and

•	A director’s relationships with charitable organizations.

•

In June and July 2020, our management compiled and summarized our directors’ responses to a questionnaire asking them to disclose any relationships they (or any of their immediate family members or affiliates) have with the Company and any other potential conflicts of interest. Their responses, along with materials provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors, were presented to the Nominating/Corporate Governance Committee for its review and consideration. The Nominating/Corporate Governance Committee determined that none of our non-employee directors, has had during the last three years (i) any of the relationships described above; or (ii) any other material relationship with the Company that would compromise his or her independence under the listing standards of the NYSE, the rules and regulations of the SEC and/or the requirements set forth in our Guidelines. The table below includes a description of the transactions, relationships or arrangements considered by the Nominating/Corporate Governance Committee in reaching its determination. The Nominating/Corporate Governance Committee presented its findings to the Board at its July 2020 meeting. Based upon the conclusions and recommendation of the Nominating/Corporate Governance Committee, the Board determined that all non-employee directors then considered are independent, and that all of the members of the Audit, Compensation and Nominating/Corporate Governance Committees also meet the independence tests referenced above.

Name	Independent	Transactions/Relationships/Arrangements Considered

Joseph Alvarado	Yes	None

Cindy L. Davis	Yes	None

William J. Harvey	Yes	None

William M. Lambert	Yes	Commercial relationships between MSA and Kennametal Inc. (MSA as a supplier to Kennametal) — immaterial

Lorraine M. Martin	Yes	Membership relationship between National Safety Council and Kennametal Inc. (Kennametal as a member of the National Safety Council) — immaterial

Timothy R. McLevish(1)	Yes	None

Sagar A. Patel	Yes	Commercial relationships between Woodward, Inc. and its subsidiaries and Kennametal Inc. (Kennametal as a supplier to Woodward, Inc.) — immaterial

Christopher Rossi	No	President and CEO of Kennametal Inc.

Lawrence W. Stranghoener	Yes	None

Steven H. Wunning	Yes	None

(1)	Timothy R. McLevish retired from the Board on January 1, 2020.

16	| KENNAMETAL INC. 2020 Proxy Statement

ETHICS AND CORPORATE GOVERNANCE

Outside Board Membership

Employee directors are required to seek and obtain the approval of the Board before accepting outside board memberships. Non-management directors must advise the independent Chairman of the Board and the Chair of the Nominating/Corporate Governance Committee in advance of accepting an invitation to serve on another board. Sitting on another public company’s board should not create a conflict of interest or impair the director’s ability to provide sufficient time to carry out his or her duties as a director of the Company.

Retirement Age

Unless otherwise determined by the Nominating/Corporate Governance Committee due to special circumstances, no director may be nominated for re-election or re-appointment to the Board if he or she would be age seventy-three (73) or older at the time of election or appointment.

Conflicts of Interest

Directors must avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of conflict. We solicit information annually from directors in order to monitor potential conflicts of interest. Any potential conflict of interest must be immediately reported to the independent Chairman and the Chair of the Nominating/Corporate Governance Committee. If a director has a personal interest in a matter before the Board, the director must disclose the interest to the Board, excuse himself or herself from participation in the matter and not vote on the matter.

Directors Orientation and Continuing Education

•	Each new director must participate in the Company’s orientation program, which should be conducted within two (2) months of the meeting at which the new director is elected.

•	Directors are encouraged to participate in continuing education programs, as appropriate, to maintain the skills necessary to perform their director duties and responsibilities.

Board Compensation

•

In accordance with our Stock Ownership Guidelines (which are applicable to our directors, executives and key managers), directors are required to hold meaningful equity ownership positions in the Company in order to further the direct correlation of directors’ and shareowners’ economic interests. Please see “Equity Ownership by Directors” under the “Board of Directors and Board Committees” section of this Proxy Statement for additional information regarding our Stock Ownership Guidelines, as they apply to our directors.

•

Directors who serve on the Audit Committee, Compensation Committee and/or Nominating/Corporate Governance Committee do not receive any additional compensation from us other than director fees, including fees paid for service on Board committees.

•	Directors who are employees (currently only our President and CEO, Mr. Rossi) do not receive additional cash or equity compensation for their service as a director.

Board Leadership Structure

Our By-Laws and the Guidelines give the Board the flexibility to determine whether the roles of Chief Executive Officer and Chairman of the Board should be held by the same person or by two separate individuals. When the roles of Chairman of the Board and Chief Executive Officer are combined in one individual, the Board also may designate a Lead Director to provide additional leadership and guidance to the Board. Currently, the roles of Chief Executive Officer and Chairman of the Board are separate. Based on the current Company characteristics, we determined that the leadership structure is appropriate including for purposes of efficient and effective corporate governance.

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ETHICS AND CORPORATE GOVERNANCE

Our independent Chairman of the Board, Mr. Stranghoener, sets agendas and establishes Board priorities and procedures. Mr. Stranghoener presides over executive sessions of the non-management directors and acts as the principal liaison between the non-management directors and the CEO. Our Guidelines contain a list of the various responsibilities with which Mr. Stranghoener, as independent Chairman of the Board, is tasked. In addition to the responsibilities described above, the independent Chairman of the Board also:

•

Consults with the Compensation Committee in connection with the annual evaluation of the CEO’s performance and, together with the Chair of the Compensation Committee, meets with the CEO to discuss that evaluation;

•	Provides feedback to the CEO with respect to the quality, quantity and timeliness of the flow of information from management to the non-management directors; and

•	Assists the Board and management in assuring implementation of and compliance with the Guidelines and our Code of Conduct.

Selection of Agenda Items for Board Meetings

Agendas for Board meetings are established by the independent Chairman of the Board in consultation with the Board members and the CEO. Board members are also encouraged to raise, at any Board meeting, subjects that are not on the agenda for that meeting.

The Chair of each committee, considering recommendations of committee members and in consultation with appropriate members of management, establishes the agenda for each committee meeting.

Distribution of Board Materials

A preliminary agenda and presentation materials are distributed to Board and committee members in advance of each meeting, to the extent practicable.

Executive Sessions of the Board/Communications with Directors

•	Non-management directors meet privately in regularly scheduled executive sessions without the presence of any management. The independent Chairman of the Board presides over these executive sessions.

•	Any interested party that wishes to communicate with the independent Chairman of the Board, CEO, non-management directors or independent directors individually or as a group may do so by:

•

Sending correspondence directed to our Vice President, Secretary and General Counsel, Ms. Michelle R. Keating, at the address set forth in the “General Information” section of this Proxy Statement in the response to the question “How can I contact the Company, the Board of Directors, the Chairman of the Board or any of the independent Directors?”

•

Calling the Company’s toll-free, third-party managed, HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. The HELPLINE may be used on a confidential and anonymous basis (where allowed by law).

•	Accessing the Company’s web-based HELPLINE portal accessible at the following link: kennametal.ethicspoint.com.

We will forward any communication we receive regarding our Company to the appropriate director or directors as soon as practicable, except for advertisements, solicitations or other matters unrelated to the Company.

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ETHICS AND CORPORATE GOVERNANCE

Board Access to Management and Independent Advisors

•	Board members have complete access to management and the Company’s outside advisors.

•	The Board is authorized to retain, as it deems necessary and appropriate, independent advisors of its choice with respect to any issue relating to its activities.

Assessing the Performance of the Board

The Board’s performance is evaluated annually to determine whether the Board and its committees are functioning effectively. The Chairman of the Board also meets with each Board member at least annually to obtain feedback regarding individual director performance, which is shared with each director during individual meetings. The Chair of the Nominating/Corporate Governance Committee conducts the same assessment annually of the independent Chairman of the Board and thereafter provides the feedback to the Chairman. The Nominating/Corporate Governance Committee oversees the overall Board evaluation process.

Board Committees

•	The Board has three standing committees: Audit, Compensation and Nominating/Corporate Governance.

•

Only independent directors serve on our committees. Directors serving on the Audit Committee and Compensation Committee must also meet the additional independence (and financial literacy qualifications for Audit Committee members), as required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the listing standards of the NYSE and the rules and regulations of any other applicable regulatory authority.

•

Each committee has a written charter, which details its duties and responsibilities. The committee charters are posted on our website at www.kennametal.com on the “Corporate Governance” page, which is accessible under the “Investor Relations” tab.

•	Each committee is led by a Chair, who is appointed by the Board annually, based upon the recommendation of the Nominating/Corporate Governance Committee.

•

Minutes of each committee meeting are provided to each Board member to assure that the Board remains fully apprised of topics discussed and actions taken by each of the committees. The Chair of each committee also regularly reports to the Board at Board meetings on committee matters.

Board of Director Review and Approval of Related Person Transactions

•

The Board is responsible for the review, approval and monitoring of transactions involving the Company and “related persons” (generally directors and executive officers or their immediate family members or entities that they may be deemed to control, or shareowners owning five percent or greater of the Company’s outstanding stock). The Nominating/Corporate Governance Committee assists the Board with the evaluation and monitoring of any of these transactions.

•

The Board and/or the Nominating/Corporate Governance Committee must review any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). The Board and/or the Nominating/Corporate Governance Committee is guided by the following parameters when considering any transaction with a related person:

•

Related person transactions must be approved by the Board or the Nominating/Corporate Governance Committee, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Board or the Nominating/Corporate Governance Committee will consider all relevant factors, including, as applicable: (a) the Company’s business rationale for entering into the transaction; (b) the alternatives to entering into a related person transaction; (c) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (d) the potential for the

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ETHICS AND CORPORATE GOVERNANCE

transaction to lead to an actual or apparent conflict of interest and any safeguards that may be imposed to prevent such actual or apparent conflicts; (e) the overall fairness of the transaction to the Company; and (f) if a director is involved in the transaction, whether or not the approval of the transaction would impact his or her status as independent.

•

The Nominating/Corporate Governance Committee will periodically monitor any related person transaction to ensure that there are no changed circumstances that would render it advisable for the Company to adjust the terms of or terminate the transaction. The Nominating/Corporate Governance Committee will also periodically report at Board meetings on related person transaction matters to assure that the Board remains fully apprised of issues discussed and actions taken.

•	Procedures for review, approval and monitoring of related person transactions are set forth in our Guidelines and summarized below:

•

Management or the affected director or executive officer must bring the matter to the attention of the independent Chairman of the Board, the Chair of the Nominating/Corporate Governance Committee or the Vice President, Secretary and General Counsel.

•

The independent Chairman of the Board will determine whether the matter should be considered by the Board or by the Nominating/Corporate Governance Committee. If the independent Chairman of the Board is involved, then management or the affected director or executive officer shall consult with the Chairs of the standing committees to determine whether the matter should be reviewed by the full Board or by the Nominating/Corporate Governance Committee.

•	If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

•	The transaction must be approved in advance whenever practicable and, if not practicable, must be ratified, amended or terminated as promptly as practicable after proper review.

Formal Evaluation of the CEO

•	The Compensation Committee, together with the independent Chairman of the Board, and the rest of the non-management directors, annually evaluates the overall performance of the CEO.

•

The evaluation is based on objective criteria, including performance of the business, accomplishment of long-term strategic objectives and development of management. For additional information about the Compensation Committee’s evaluation of the CEO, as well as how the evaluation relates to compensation decisions, please see the discussion in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Succession Planning

Each year, the CEO delivers a report on succession planning to the Board, which includes an assessment of senior officers and their potential to succeed the CEO and other senior management positions.

Review of the Guidelines and Code of Conduct

The Nominating/Corporate Governance Committee annually reviews the Guidelines and the Code of Conduct, and recommends any changes to the Board.

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ETHICS AND CORPORATE GOVERNANCE

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces; (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee; (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile; and (4) integrate risk management into Company decision-making. The Board has designated the Audit Committee to take the lead in overseeing risk management. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes. The full Board receives an annual overview of the Company’s enterprise risk management processes, operations, material risks and uncertainties facing the Company, and the Company’s strategic and operational plans for addressing and mitigating those risks. In addition to the formal risk management program, the Board encourages and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Prohibited Transactions

The Company’s insider trading policy includes hedging and pledging prohibitions that prohibit any director, executive officer or other corporate officer, as defined in the policy, and their family members from engaging in various transactions, including short sales of the Company’s securities and transactions in put options, call options or other derivative securities. Additionally, under the policy the Company’s directors, executive officers and corporate officers and their family members are prohibited from engaging in any hedging or monetization transactions and from pledging Company securities as collateral for a loan or holding Company securities in a margin account, in each case without the prior approval and express authorization of the Company’s General Counsel. An exception to the prohibition on pledging Company securities may be granted where an individual wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. These policies do not apply generally to all other employees of the Company.

Environmental, Social and Governance Matters

We published our inaugural Environmental, Social and Governance Report (“ESG Report”) for Fiscal 2020 in September 2020. Our ESG Report is available on our Corporate Sustainability webpage at https://www.kennametal.com/us/en/about-us/corporate-sustainability.html. The report details the various ways in which we have incorporated robust environmental, social responsibility, and corporate governance practices into how we conduct business. The ESG Report is prepared in accordance with the Sustainability Accounting Standards Board Industrial Machinery and Goods Sustainability Accounting Standard, as well as the four pillars of the Task Force on Climate-related Financial Disclosures.

KENNAMETAL INC. 2020 Proxy Statement	| 21

Board of Directors and Board Committees

Meeting Information

The Board of Directors held thirteen meetings during Fiscal 2020. Each director attended at least 75% of the total number of meetings of the Board and the committees on which he/she served (during the periods the director served on the Board or their respective committees). We expect our directors to attend our Annual Meeting absent exceptional circumstances. All Directors then serving on the Board attended the Annual Meeting in October 2019.

The table below shows committee membership and the number of meetings of the full Board and each committee in Fiscal 2020.

🌑 Member

Lawrence W. Stranghoener	Chairman of the Board

Joseph Alvarado	🌑		🌑	🌑

Cindy L. Davis(1)	🌑		🌑	🌑

William J. Harvey	🌑		🌑	Chair

William M. Lambert	🌑	Chair

Lorraine M. Martin	🌑	🌑

Timothy R. McLevish(2)	🌑		🌑

Sagar A. Patel	🌑	🌑

Christopher Rossi	🌑

Steven H. Wunning	🌑		Chair	🌑

Number of Meetings in Fiscal Year 2020	13	8	5	5

(1)	Cindy L. Davis rotated off the Audit Committee in connection with her appointment to the Compensation Committee, effective May 1, 2020.

(2)

Timothy R. McLevish rotated off the Audit Committee in connection with his appointment to the Compensation Committee, effective July 1, 2019. Mr. McLevish subsequently retired from the Board on January 1, 2020.

Board Committees

The Board has three standing committees: Audit, Compensation and Nominating/Corporate Governance. Each member of these committees is independent under the NYSE’s listing standards, SEC regulations and the standards set forth in our Guidelines, as discussed above.

Each committee has a written charter, which details its duties and responsibilities. The current committee charters are posted on our website at www.kennametal.com on the “Corporate Governance” page, which can be found under the “Investor Relations” tab.

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BOARD OF DIRECTORS AND BOARD COMMITTEES

Each committee performs an annual self-evaluation, using the roles and responsibilities outlined in its committee charter as a foundation for the review and evaluation. The Nominating/Corporate Governance Committee reviews and considers the results of each committee’s self-evaluation. The Chair of each committee also reports the results of the committee’s self-evaluation to the full Board.

Committee Functions

Audit Committee: The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, assists the Board in overseeing the Company’s financial reporting process. You can find additional information about the functions of the Audit Committee under the “Audit Committee Report” section of this Proxy Statement. The Board has determined that all the members of the Audit Committee are “financially literate” and independent and that Mr. Lambert qualifies as an “audit committee financial expert” as that term is defined by SEC regulations.

Compensation Committee: The Compensation Committee’s functions include: recommending an overall compensation philosophy to the Board; having direct authority and responsibility for matters relating to the compensation of our executive officers; overseeing the Company’s compensation policies and procedures and monitoring risks related to them; advising the Board regarding management succession; and administering our equity compensation plans, cash incentive plans and deferred compensation plans. The Compensation Committee has the authority under its charter to delegate any of its duties and responsibilities (or functions) to a subcommittee of the Compensation Committee consisting of one or more members, as appropriate. You can find additional information about the Compensation Committee’s functions and processes in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation: There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be disclosed in this Proxy Statement. The names of the members of the Compensation Committee appear under the heading “Compensation Committee Report” below.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee’s functions include: ensuring that the Board is properly constituted to meet its fiduciary responsibilities; identifying and recommending qualified candidates for membership to the Board; having direct responsibility for matters relating to the compensation of our directors; and recommending directors for committee membership. The committee also takes a leadership role in shaping the Company’s corporate governance.

The Nominating/Corporate Governance Committee will evaluate shareowner nominees on the same basis as all other nominees. Section 8 of our By-Laws describes the process by which shareowners may submit director nominations at an annual meeting or special meeting. Any shareowner of the Company who is entitled to vote at a meeting, who has complied with the notice procedures set forth in Section 8 may propose a director nomination. The procedures for a shareowner to nominate a director include, without limitation, the following requirements:

•

The shareowner must have given timely written notice in proper form to the Vice President, Secretary and General Counsel of the Company including, without limitation, the shareowner’s name and address. The deadlines for providing notice to the Company of a proposed director nomination for our next annual meeting are set forth in our By-Laws and summarized in the response to the question “What are the procedures for submitting a shareowner proposal or nomination for the 2021 Annual Meeting?” under the “General Information” section of this Proxy Statement.

•

The notice provided to the Secretary of the Company must set forth in reasonable detail information concerning the nominee and must include all information relating to a nominee that would be required to be disclosed in a Proxy Statement or other filings.

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BOARD OF DIRECTORS AND BOARD COMMITTEES

•

The notice provided to the Secretary of the Company must include a description of all arrangements or understandings between the shareowner making the nomination and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareowner.

•

The notice provided to the Secretary of the Company must include a representation that the shareowner making the nomination is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination.

•	The notice provided to the Secretary of the Company must include the consent of each nominee to serve as director of the Company if elected.

The foregoing summary of our shareowner director nomination procedures is not complete and is qualified in its entirety by reference to the full text of our By-Laws that has been publicly filed with the SEC and is available at www.sec.gov.

Board of Directors Compensation and Benefits

The Board has delegated primary responsibility for matters relating to compensation of our directors to the Nominating/Corporate Governance Committee. Because the Nominating/Corporate Governance Committee is also responsible for the recruitment of new directors and ensuring that the Board and committees are properly constituted, the Board believes that compensation matters relating to our directors should also reside with the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee, in consultation with the Board’s independent compensation consultant, Pay Governance, as appropriate, recommends the overall compensation structure for directors to the full Board for review and approval.

Committee Review of Director Compensation

The Nominating/Corporate Governance Committee determines appropriate levels of compensation for our non-employee directors by reviewing data from other publicly-traded companies and conferring with independent outside advisors as necessary, to obtain information on competitive director compensation practices and trends. The Committee uses this information to determine appropriate levels of non-employee director compensation. The Committee then makes recommendations regarding non-employee director compensation to the full Board for approval.

In April 2020, the Nominating/Corporate Governance Committee commissioned a director compensation assessment that was conducted by the Compensation Committee’s independent consultant. The consultant compared the Company’s director compensation levels and program practices to those of the Company’s comparator group of 20 companies and a broader set of over 200 general industrial companies of similar size to Kennametal. The consultant also advised the Committee of current trends and practices in director compensation, which include shareowner approval of equity award limits to directors. The consultant considered that the Company maintains a directors’ equity award limit of $500,000 in Company stock, which is contained in the 2016 Stock and Incentive Plan approved by the Company’s shareowners. The equity award limit prevents any individual director from receiving more than $500,000 in Company stock in any individual year. The proposed 2020 Stock and Incentive Plan adds an overall limit of $850,000 per year for all non-employee director compensation, including equity, cash fees and cash awards.

Given economic conditions facing the Company, among other factors, the Nominating/Corporate Governance Committee, at its April 9, 2020 committee meeting, recommended to the full Board a 25% reduction in the quarterly portion of the cash retainer (inclusive of the cash retainer for Board and committee chair service) paid to directors for the fourth quarter of Fiscal 2020. The full Board approved the above recommendation for the fourth quarter Fiscal 2020, at its April 9, 2020 meeting.

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BOARD OF DIRECTORS AND BOARD COMMITTEES

Based upon the assessment conducted by the compensation consultant and in consideration of continued challenging economic conditions, among other considerations, the Nominating/Corporate Governance Committee, at its April 27, 2020 committee meeting, recommended no changes in director compensation for Fiscal 2021. Further, at its June 4, 2020 meeting, the full Board approved a 20% reduction in the cash retainer (inclusive of the cash retainer for Board and committee chair service) paid to directors for the first-half of Fiscal 2021, starting July 1, 2020. This proposal was recommended and supported by the Nominating/Corporate Governance Committee.

Equity Ownership by Directors

The Board believes that directors should hold meaningful equity ownership positions in the Company. Accordingly, a significant portion of overall director compensation is in the form of Company equity, as shown in the “Overview of Director Compensation” section below. Our Stock Ownership Guidelines require our directors to accumulate and maintain equity ownership in the Company having a value of no less than five times the annual retainer within five years of the date they become subject to the policy.

Overview of Director Compensation

We do not pay any additional cash compensation to management employees who serve as directors. In addition, no director who is employed by the Company may serve on any Board committee. Mr. Rossi, our President and CEO, is the only employee of the Company who serves as a director. Our non-employee directors receive a combination of cash and equity compensation for their services as a director or committee member as described below.

Cash Compensation for Non-Employee Directors

In 2020, our non-employee directors were entitled to receive the following cash compensation:

Annual Cash Retainer

All Non-Employee Directors	$85,000

Additional Annual Cash Retainers

Non-Executive Chairman of the Board or Independent Lead Director	$100,000

Audit Committee Chair	$15,000

Compensation Committee Chair	$12,000

Nominating/Corporate Governance Committee Chair	$10,000

Equity Compensation

Equity compensation for our non-employee directors consists of:

Annual Grant of Restricted Stock, Restricted Stock Units or Deferred Stock Credits (grant amount is rounded up to the next whole share)	$124,995

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BOARD OF DIRECTORS AND BOARD COMMITTEES

Perquisites and Personal Benefits

All non-employee directors receive $50,000 of life insurance coverage, which is paid for by the Company. Directors do not receive tax reimbursements for income imputed to them for the premiums we pay for life insurance coverage. We reimburse directors for customary travel and related expenses for their attendance at Board and committee meetings, as well as continuing education programs, as appropriate.

Deferred Fee Plan

We have a Deferred Fee Plan for non-employee directors (the “Deferred Fee Plan”). On an annual basis, our non-employee directors may elect to defer payment of all or a portion of the cash fees they are entitled to receive from the Company for their services as a director and as a committee Chair, if applicable, all of which amounts will be credited as stock credits under the Directors Stock Incentive Plan (described below).

Directors Stock Incentive Plan

Under the Directors Stock Incentive Plan, any non-employee director may elect (i) to receive shares of the Company’s capital stock in lieu of all or any portion of cash compensation they are otherwise entitled to receive; or (ii) to have stock credits (representing an equivalent amount of the cash being deferred) credited to an account established by the Company for such participating director.

If a non-employee director elects to receive shares of the Company’s capital stock in lieu of all or any portion of the cash compensation otherwise payable to such director, the director will receive, on the date that the compensation otherwise would have been paid, the number of shares of capital stock of the Company that could have been purchased on that date based on the amount of cash compensation and the fair market value of the Company’s capital stock on that date.

If a non-employee director makes a stock credit election, an account established for the non-employee director is credited with a number of stock credits equal to the number of shares of capital stock that could have been purchased with the amount of cash compensation being deferred based on the fair market value of the Company’s capital stock on the day that the compensation would have been paid to the non-employee director. Dividend equivalents are credited to the account of any director who has elected to receive stock credits in lieu of cash compensation. Dividend equivalents are calculated at the same rate as the current dividend; there is no preferential or above-market earnings potential for deferrals into stock credits. In the event of a change in control, issued and outstanding shares of capital stock equal to the aggregate number of stock credits in each non-employee director’s stock credit account would be contributed to a deferred compensation trust (a “Rabbi Trust”) established by the Company and administered by an independent trustee. Generally, unless a director has selected a different payment option, as permitted under the plan, the director will receive upon his/her Separation from Service (as defined in the plan) that number of shares of the Company’s capital stock equal to the number of stock credits in such director’s account multiplied by the fair market value of the Company’s capital stock as of the date of the director’s Separation from Service.

Matching Gifts Program

Directors are eligible to participate in our Matching Gifts Program, which is also generally available to all U.S. employees. Under the program, the Kennametal Foundation will match gifts to qualified institutions on a dollar-for-dollar basis up to $5,000 per calendar year.

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BOARD OF DIRECTORS AND BOARD COMMITTEES

2020 Non-Employee Director Compensation

The following table shows the actual compensation we paid to our non-employee directors for service on the Board and applicable committees in 2020.

2020 Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Unit Awards ($)(2)(3)	All Other Compensation ($)(4)	Total($)

Joseph Alvarado	79,688	124,995	5,086	209,769

Cindy L. Davis	79,688	124,995	86	204,769

William J. Harvey	89,063	124,995	2,086	216,144

William M. Lambert	93,750	124,995	86	218,831

Lorraine M. Martin	77,306	124,995	1,086	203,387

Timothy R. McLevish(5)	42,500	124,995	43	167,538

Sagar A. Patel	79,688	124,995	86	204,769

Lawrence W. Stranghoener	173,438	124,995	86	298,519

Steven H. Wunning	88,237	124,995	86	213,318

(1)	Our directors may elect to receive these fees in cash, in shares of our capital stock, or in deferred stock credits.

(2)

On August 15, 2019, each non-employee director received a grant of RSUs with a grant date fair value of $124,995 or deferred stock credits amounting to $124,995 for those who elected to defer their restricted unit awards into deferred stock credits. RSUs vest at a rate of one-third per year over a three-year period beginning on the first anniversary of the grant date. Deferred stock credits may not be paid until the third anniversary of the grant date. The aggregate number of equity awards held by each director as of June 30, 2020 is set forth below in the Supplemental Table to 2020 Non-Employee Director Compensation Table. The values set forth in this column are based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 18 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2020 for a discussion of additional assumptions used in calculating grant date fair value.

(3)

We pay dividend equivalents on unvested RSUs during the restriction period, but the dividends are not preferential. For those directors who elected to defer their RSUs into deferred stock credits, their accounts are credited quarterly with dividend equivalents, but again, these are not preferential.

(4)

These amounts consist of premiums paid by the Company for life insurance. For Ms. Martin and Messrs. Alvarado and Harvey, the amounts also include donations made by us on behalf of the directors to charitable organizations under the Matching Gifts Program described above of $1,000, $5,000 and $2,000, respectively.

(5)	This compensation reflects fees and awards earned by Timothy R. McLevish prior to his retirement from the Board on January 1, 2020.

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BOARD OF DIRECTORS AND BOARD COMMITTEES

Supplemental Table to 2020 Non-Employee Director Compensation Table

Name	Aggregate Stock Options Outstanding at Fiscal Year End	Aggregate Unvested Restricted Stock Units Outstanding at Fiscal Year End	Aggregate Deferred Unvested Restricted Stock Units Outstanding at Fiscal Year End(1)

Joseph Alvarado		7,089

Cindy L. Davis	35,000	7,770

William J. Harvey	49,000	7,770

William M. Lambert	14,000	7,770

Lorraine M. Martin

Timothy R. McLevish			11,513

Sagar A. Patel			11,513

Lawrence W. Stranghoener	35,000		11,513

Steven H. Wunning	35,000	7,770

(1)	Represents RSUs that were electively deferred by the Board member into deferred stock credits subject to a minimum deferral period of three years from the date of the grant.

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Audit Committee Report

Functions of the Audit Committee

The Audit Committee (“we” or the “committee”) assists the Board in its oversight of: the quality and integrity of the Company’s financial statements, internal controls and disclosures; the Company’s compliance with legal and regulatory requirements; the performance, qualifications and independence of the Company’s independent auditors; and the performance of the internal audit function. We have the sole authority to appoint, retain, terminate and replace the Company’s independent auditors, subject to shareowner ratification with respect to retention at the next regularly scheduled annual meeting of shareowners. We perform an annual self-assessment to evaluate the composition, activities and interactions of the committee and submit the results of the self-assessment to both the Nominating/Corporate Governance Committee and the Board.

Responsibilities

Management is responsible for the Company’s financial reporting process and system of internal controls and for the preparation and presentation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The independent auditors are responsible for planning and carrying out an audit of the financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report on that audit. Our responsibility is to provide oversight to these processes. We do not certify the financial statements or guarantee the auditor’s report. To fulfill our oversight role, we rely (without independent verification) on the information provided to us, the representations made by management and the independent auditors and the report of the independent auditors.

Complaints

Anyone, including any Company employee, who has a complaint or concern regarding the Company’s accounting, internal auditing controls or auditing matters may communicate that complaint or concern to the committee:

•	In writing directed to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219;

•	By calling the Company’s toll-free, third-party managed, HELPLINE (1-877-781-7319); or

•	By accessing the Company’s web-based HELPLINE portal accessible at the following link: kennametal.ethicspoint.com

Monitoring Activities in 2020

We held eight meetings in 2020. During these meetings, we discussed with management, the internal auditors and the Company’s independent auditors, PricewaterhouseCoopers LLP (“PwC”) (to the extent applicable), the quality and adequacy of the Company’s internal control over financial reporting, the internal audit function’s organization, responsibilities, budget and staffing and the results of internal audit examinations. We also reviewed with both PwC and the internal auditors their respective audit plans, audit scope and identification of audit risks, and met separately with PwC and with the internal auditors, without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. We reviewed the interim financial information contained in each quarterly earnings announcement and each Form 10-Q filed with the SEC in 2020 and discussed this information with PwC and with the Company’s Chief Financial Officer and Corporate Controller prior to release. We also reviewed and discussed with both management and PwC the audited financial statements for the year ended June 30, 2020 prior to release.

KENNAMETAL INC. 2020 Proxy Statement	| 29

AUDIT COMMITTEE REPORT

The discussions with PwC included the matters required by GAAP, including those described in the Statement on Auditing Standards No. 1301 related to communication with audit committees. We received from PwC written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communications with us concerning their independence, and discussed with PwC their independence.

Based on these reviews, meetings, discussions and reports, we have recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2020 for filing with the SEC. We have retained PwC as the Company’s auditor for the fiscal year ending June 30, 2021, and are submitting that decision for shareowner ratification at the Annual Meeting as discussed below.

AUDIT COMMITTEE REPORT

Audit Committee

William M. Lambert, Chair

Lorraine M. Martin

Sagar A. Patel

30	| KENNAMETAL INC. 2020 Proxy Statement

Proposal II. Ratification of

PricewaterhouseCoopers LLP as our

Independent Registered Public Accounting

Firm for the Fiscal Year Ending June 30, 2021

The Audit Committee has retained PwC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2021. As a matter of good corporate practice, the Audit Committee is submitting its selection to our shareowners for ratification at the Annual Meeting. Unless otherwise directed by the shareowners, proxies will be voted in favor of the ratification of the selection of PwC as the Company’s independent public accountants for the fiscal year ending June 30, 2021. In the event that this selection is not ratified by the shareowners, the Audit Committee will consider this vote in determining its future selection of an auditor. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareowners.

Representatives of PwC attended all meetings of the Audit Committee held during Fiscal 2020. The Audit Committee reviewed the non-audit services provided by PwC in 2020 and, based on that review, determined that the non-audit services provided by PwC were compatible with maintaining the independence of PwC.

Representatives of PwC will attend the Annual Meeting, and will have the opportunity to make a statement at the meeting if they wish. They also will be available to respond to appropriate questions from shareowners in accordance with the rules of the meeting.

Fees and Services

Fees for professional services (including expense) rendered by PwC to the Company and its subsidiaries in 2020 and 2019 were as follows (in millions):

	2020 ($)	2019 ($)
Audit Fees(1)	3.6	3.7
Audit-Related Fees(2)	0.0	0.1
Tax Fees(3)	0.5	0.2
All Other Fees(4)	1.3	1.5
TOTAL	5.4	5.5

(1)

These fees relate to services provided for the audit of the consolidated financial statements, subsidiary and statutory audits, and assistance with the review of documents filed with the SEC. Also included are fees for services related to the audit of the Company’s internal control over financial reporting.

(2)	These fees relate primarily to procedures related to adoption of new accounting standards in future years, employee benefit plan audits, and agreed-upon procedures.

(3)	These fees relate primarily to tax compliance services, tax planning advice and tax audit assistance.

(4)

These fees relate primarily to strategy-related advisory services, licenses for accounting research software and other permissible services that do not fall into the other three categories listed above.

Audit Committee Pre-Approval Policy

The Audit Committee annually adopts a policy for pre-approval of audit and non-audit services to be provided by the independent auditors. Under the policy, the Audit Committee pre-approves categories of services and fee caps for each category. The pre-approved services include: (i) audit services, such as statutory audits and

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PROPOSAL II. Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm

internal control-related services, services associated with regulatory filings and consultations regarding disclosure treatment of certain transactions or events; (ii) audit-related services, such as due diligence and accounting consultations; (iii) tax services, such as tax compliance (domestic and international) and tax planning and advice; and (iv) other permissible non-audit services that the Audit Committee believes will not impair the auditor’s independence. The Audit Committee must specifically pre-approve the terms of the annual audit services engagement. All other audit and permissible non-audit services not specifically covered by the policy, and any proposed services which materially exceed the pre-approved fee levels, require separate specific pre-approval by the Audit Committee. The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman must report any specific pre-approval decisions to the Audit Committee at the next scheduled meeting for review and ratification. The policy requires the auditor to provide the Audit Committee with detailed supporting documentation regarding the specific services to be provided.

All audit and non-audit services provided by PwC in 2020 were pre-approved under this policy.

Vote Required

The ratification of the selection of PwC as our independent registered public accountants for the fiscal year ending June 30, 2021 will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, virtually or by proxy, at the meeting. Abstentions will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2021.

32	| KENNAMETAL INC. 2020 Proxy Statement

Executive Compensation

Compensation Discussion and Analysis

The following is a discussion and analysis of our compensation programs as they apply to our President and Chief Executive Officer, Chief Financial Officer, and the next three most highly compensated executive officers in Fiscal 2020 as listed below (collectively our “named executive officers” or our “NEOs”):

•	Christopher Rossi: President and Chief Executive Officer (“CEO”)

•	Damon Audia: Vice President and Chief Financial Officer (“CFO”)

•	Peter A. Dragich: Former Vice President and Chief Operations Officer, Metal Cutting

•	Ronald L. Port: Vice President and Chief Commercial Officer, Metal Cutting

•	Judith L. Bacchus, Vice President and Chief Administrative Officer

Mr. Dragich ceased to serve as Vice President and Chief Operations Officer, Metal Cutting as of August 31, 2020, and will remain an employee of the Company for transition purposes until November 2020, or such earlier time as agreed to by the Company and Mr. Dragich.

In this Compensation Discussion and Analysis (“CD&A”), we discuss our compensation policies and practices as they relate to our NEOs, compensation decisions made in Fiscal 2020 affecting our NEOs’ compensation, highlights of the Company’s financial performance for Fiscal 2020 and its effect on compensation paid to our NEOs in that year, as well as recent changes we have made to our executive compensation program.

Fiscal 2020 Summary

The COVID-19 pandemic has had a significant impact on the Company’s customers, supply chains, and financial results. The Company implemented a number of cost control measures in the second half of Fiscal 2020 to conserve cash, maintain liquidity, and reduce operating expenses, including, among other things reductions in discretionary spending, extensive travel restrictions, and reduced production at global manufacturing facilities to align with the lower demand environment. In June 2020, the Company announced a 20% base salary reduction for all executives, effective July 1, 2020. For Fiscal 2021, the Company announced the acceleration of its structural cost reduction plans with a restructuring of approximately 10% of salaried employees globally to be substantially complete in the first half of Fiscal 2021. The Company also continued to make significant progress on its strategic initiatives. Regarding its simplification/modernization program, the associated capital spend is substantially complete. In support of its strategic growth initiatives, the Company announced that as of July 1, 2020, it has combined its former Industrial and WIDIA business segments to form one Metal Cutting business segment. This move will enable the Company to more effectively direct its commercial resources, products, and technical expertise toward capturing a larger share-of-wallet in addition to executing a new brand strategy.

The Company achieved the following performance in sales, profitability and returns for Fiscal 2020 (see Appendix A for a reconciliation of these non-GAAP financial measures to the comparable GAAP measures):

•	Net loss attributable to Kennametal for Fiscal 2020 was $5.7 million compared to net income attributable to Kennametal of $242 million in Fiscal 2019.

•	Return on Invested Capital (“ROIC”) for Fiscal 2020 was 1.0% compared with 13.5% in Fiscal 2019. Adjusted ROIC for Fiscal 2020 was 5.2% compared with Adjusted ROIC of 14.3% in Fiscal 2019.

•

Earnings Before Interest and Taxes (“EBIT”) for Fiscal 2020 was $34.7 million, 1.8% margin (as adjusted to exclude restructuring and related charges, goodwill and other intangible asset impairment charges and loss on divestiture: $153.8 million, 8.2% margin).

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

•

Working capital was $543 million as of June 30, 2020 compared to $729 million as of June 30, 2019. Primary Working Capital as a Percent of Sales Revenues (“PWCPS”) was 35.4% as of June 30, 2020 compared to 31.4% as of June 30, 2019.

•	Sales of $1.9 billion for Fiscal 2020, down compared with sales of $2.4 billion for Fiscal 2019.

Compensation Highlights for Fiscal 2020

The following are the highlights of our 2020 compensation program:

•

Our Compensation Committee has adopted a strong pay-for-performance philosophy which is tested on an annual basis through a realizable pay-for-performance alignment assessment for the CEO position conducted by the Committee’s independent consultant.

•

Compensation is paid in a mix of base salary; annual cash-based incentives under our AIP; and equity-based long-term incentive awards (consisting of Restricted Stock Units (RSUs) and Performance Stock Units (PSUs)).

•	Compensation is tied mainly to Company financial and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.

•

Payment of annual cash-based incentives under the AIP is based on achieving critical measures of Company performance, consistent with our pay-for-performance philosophy. Eligibility for AIP payments for Fiscal 2020 performance were based on three performance metrics: Adjusted EBIT, Primary Working Capital as a Percent of Sales (PWCPS), and individual performance.

•

Our equity-based long-term incentive program is intended to drive the achievement of critical long-term business objectives, align management’s interests with those of our shareowners and foster retention of key executives. In Fiscal 2020, 60% of the target value of each executive’s long-term incentive opportunity was granted as PSUs and 40% was granted as RSUs (all are settled in stock).

•

Vesting of Fiscal 2020 PSUs is based on the attainment of an Adjusted ROIC financial performance goal (100% weight) with a Relative TSR multiplier. PSUs are subject to an additional continuous service requirement, which provides that award recipients must remain employed by the Company through the payout date to receive the payout, generally three years after the grant date. RSUs time vest in equal increments over a three year period based on continuous service with the Company.

•	Our Fiscal 2020 financial performance had the following effects on the performance-based awards held by our NEOs:

Fiscal 2020 AIP

•

For our CEO, Fiscal 2020 AIP was based 83.3% on financial metrics (Adjusted EBIT weighted 62.5% and PWCPS weighted 20.8%) and 16.7% on individual performance. For all other NEOs, Fiscal 2020 AIP was based 80% on financial metrics (Adjusted EBIT weighted 60% and PWCPS weighted 20%) and 20% on individual performance. The individual metrics consisted of individual performance goals for each NEO. Any payment under the Plan, either through achievement under the financial objectives or individual performance objectives, was contingent on achieving the minimum performance requirement of corporate net profit for the fiscal year. Since the Company recorded a net loss of $5.7 million for Fiscal 2020, the minimum performance requirement was not met and no portion of the AIP could be earned with regard to Adjusted EBIT, PWCPS or Individual Performance; therefore, no bonus was paid under the Plan to any NEOs.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Performance Stock Units

•

The first tranche (1/3) of the 2020 PSUs, as measured by ROIC performance, was achieved at a 0% multiple of target with the Relative TSR multiplier yet to be calculated for the three-year period ending June 30, 2022.

•

The second tranche (1/3) of the 2019 PSUs, as measured by ROIC performance, was achieved at a 0% multiple of target with the Relative TSR multiplier yet to be calculated for the three-year period ending June 30, 2021.

•

The third tranche (1/3) of the 2018 PSUs, as measured by ROIC performance, was achieved at a 0% multiple of target for a cumulative total payout multiple of 81.4% for the combined three years of ROIC performance, and the Relative TSR multiplier for the three-year period ending June 30, 2020 was achieved at 80%, for an aggregate 65.1% multiple of target Fiscal 2018 PSUs vesting.

•	Any tranche earned based on performance is not paid until the end of the performance period and is subject to risk of forfeiture until paid.

Results of 2019 Shareowner Vote on NEO Compensation

Our shareowners overwhelmingly approved the compensation paid to our NEOs in Fiscal 2019, with approximately 98% of votes cast in favor of the advisory vote on executive compensation presented at our Annual Meeting held on October 29, 2019.

The Compensation Committee believes that this high level of support of the compensation paid in Fiscal 2019 illustrates our shareowners’ support of our pay-for-performance philosophy, which is designed to link the compensation paid to our NEOs to the Company’s financial performance and shareowner value. Accordingly, in determining the structure of the compensation of our NEOs for Fiscal 2020, the Compensation Committee decided to retain our general approach to executive compensation, with an emphasis on performance-based incentive compensation components that reward our executives when they deliver value to the Company and our shareowners.

Summary of Compensation Actions for Fiscal 2021

At its July 2020 meeting, the Compensation Committee approved the following actions regarding the Company’s compensation program for Fiscal 2021. The Committee’s actions were influenced by the Company’s current financial and share performance, a desire to maintain strong pay-for-performance alignment, as well as market insights and advice provided by the Committee’s independent consultant. Given the uncertainty related to the Company’s Fiscal 2021 business plan and projected financial results, the Committee decided to delay the approval of performance goals under the AIP and LTIP PSU awards until during the second quarter of Fiscal 2021 in order to better understand the pace of the economic recovery and related impacts on Company results. The Company’s compensation program for Fiscal 2021 is as follows:

•

Retained both the AIP corporate financial metrics, but modified the weightings for each as follows: Adjusted EBIT to be weighted 50%, compared to 60% in Fiscal 2020, and Primary Working Capital as a Percentage of Sales (“PWCPS”) to be weighted 20%.

•	Modified the individual performance component for each of the NEO’s AIP to be weighted 30%, compared to 20% in Fiscal 2020.

•	Eliminated the AIP minimum financial performance requirement of corporate net profit for the fiscal year.

•

Modified the LTIP grant date value weightings for each of the NEOs at 50% PSUs, compared to 60% in Fiscal 2020, and 50% RSUs, compared to 40% in Fiscal 2020. PSUs will be measured 100% on Adjusted ROIC performance. The relative TSR multiplier will continue to modify the results of ROIC by +/-25%. The ROIC

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

performance goals and ranges will be established for Fiscal 2021 during the second quarter of Fiscal 2021, and prior to the start of Fiscal 2022 and Fiscal 2023 to help mitigate end market uncertainties.

Executive Compensation Philosophy

Kennametal’s executive compensation philosophy is based on the following principles, which we believe form the foundation of an effective and responsible compensation program:

•	Pay-for-Performance. Executive compensation should be tied to both individual performance and Company performance (annual and long-term).

•

Align the Ratio of Fixed to Variable Components of Compensation with the Executive’s Level of Responsibility and Accountability. As executives progress to higher levels of responsibility within the Company, a greater proportion of their overall compensation should be variable and linked directly to Company performance and shareowner returns.

•	Promote a Long-Term Perspective. Our compensation program should promote the long-term focus and strategic vision required for our future growth and success.

•

Offer Competitive Compensation. We believe that highly-qualified and skilled executives can differentiate us and provide a competitive advantage in the marketplace. Our objective is to offer compensation that is competitive with that offered by other companies that compete with us for talent.

Objectives of the Executive Compensation Program

To support our overall compensation philosophy, we have designed our executive compensation program to:

•	Maintain executive compensation at a competitive level to attract, incent and retain high-performing talent;

•	Recognize individual contributions to the Company;

•	Focus our executives’ attention on the attainment of significant business objectives and the creation of long-term shareowner value;

•	Ensure alignment between management’s interests and the interests of our shareowners; and

•	Share the financial benefits of strong Company performance.

Relationship Between Pay and Performance

In January 2020, our Compensation Committee reviewed the relationship between our CEO’s “realizable compensation” (defined below) and the Company’s performance from Fiscal 2017 through Fiscal 2019 (the “Reviewed Period”) for which period both compensation and performance data was readily available for our peers. The analysis, which was prepared by the Compensation Committee’s independent consultant, Pay Governance, compared our CEO’s realizable compensation and the Company’s performance, relative to our peer group, to assess whether the Company’s performance and the realizable compensation paid to our CEO were aligned. The Committee believes this analysis helps to support our pay-for-performance philosophy.

Realizable compensation is defined as (i) base salary paid over the Reviewed Period; (ii) actual bonus earned and paid during the Reviewed Period; (iii) the aggregate current value of restricted stock/restricted unit grants made during the Reviewed Period; (iv) the aggregate in-the-money value of stock option grants made during the Reviewed Period; (v) the actual payouts of performance-based equity awards with performance periods beginning and ending during the Reviewed Period; and (vi) the estimated payout for performance-based equity awards that were granted during the Reviewed Period but remained unvested at its conclusion. Realizable compensation for our CEO was calculated in the same manner as for the CEOs of our peer group companies.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

The realizable value of long-term equity-based awards was calculated using each company’s closing stock price on June 28, 2019. The Company believes that realizable compensation is a relevant measure for analyzing the pay-for-performance alignment, which may be more meaningful than grant date or target compensation. Realizable compensation focuses on the actual value of earned pay rather than pay opportunity by analyzing current stock prices and actual payouts from short-term and long-term incentives to provide an estimate of the actual compensation that executives realized during the subject period. The required grant date and target compensation amounts are reported in the Executive Compensation Tables of this Proxy Statement.

The financial performance of the Company and the peer companies was evaluated over the Reviewed Period using the following four performance measures: (i) Adjusted EBIT margin; (ii) Adjusted EBIT growth; (iii) ROIC; and (iv) TSR. These measures were selected because some are used or have been used in the Company’s short-term and/or long-term incentive plans and are considered by proxy advisors and Pay Governance to be reasonable indicators of a company’s performance. The Company’s percentile ranking for each performance measure relative to the peers was averaged to form a composite performance ranking.

Over the Reviewed Period, our CEO’s realizable compensation ranked above the median (60th percentile) of the peer group and our composite performance (average ranking of all performance metrics) ranked above the median (63rd percentile) of the peer group, resulting in a sufficiently strong composite net correlation. The Compensation Committee continues to analyze the alignment of realizable compensation and the Company’s performance, in addition to grant date value comparisons, to observe such things as:

•	Whether the targeted pay levels relative to our peers is appropriate;

•	Whether the mix of fixed versus variable incentive compensation is appropriate;

•	Whether performance goals have been set at appropriately challenging and achievable levels over the Reviewed Period; and

•	Whether the weighting assigned to each long-term incentive vehicle is weighted appropriately resulting in an acceptable amount of leverage.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Based on this analysis, the Compensation Committee is satisfied with the alignment of our CEO’s realizable compensation with the performance of the Company during the Reviewed Period. The chart below provides an illustration of this realizable pay-for-performance analysis over the Reviewed Period. The Compensation Committee expects to continue to review and present the alignment of compensation with the Company’s financial performance, including as may be required to comply with regulations issued by the Securities and Exchange Commission, which are currently in proposed form.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Design of Our Executive Compensation Program

Overall Design of the Executive Compensation Program

Each of our executives receives a compensation and benefits package comprised of some or all of the five basic components described in the table below which also provides an explanation of why we provide the particular compensation component, how we determine the amount and what such compensation component is designed to reward.

Compensation Component	Why We Provide it	How We Determine the Amount	What it is Intended to Reward

Base Salary	• Consistent with competitive practice	• Salary midpoints at approximately the median of similarly-sized manufacturing companies	• Individual performance and level of experience, expertise and responsibility within the Company

Annual Incentive Plan (AIP)	• To link pay and company performance over the fiscal year • To drive the achievement of annual business objectives • Consistent with competitive practice

•  Awards are performance-based and calculated as a percentage of base salary:

—    Target award opportunities are determined on an individual basis and range from modestly below median to modestly above median for similar positions in peer group manufacturing and general industrial companies

• Annual Company financial performance and individual performance

Long-Term Incentives (includes restricted stock units and performance stock units)

•  To link pay and company performance over multiple fiscal years

•  To drive the achievement of critical long-term business objectives

•  To align management’s interests with those of our shareowners

•  To foster the long-term retention of key executives

•  Consistent with competitive practice

•  Total long-term incentive opportunity is determined on an individual basis based on the executive’s performance and career potential (internal and individual factors), and taking into account the long-term compensation paid to similar positions in peer group, manufacturing and general industrial companies

•  For Fiscal 2020, the total long-term incentive opportunity was allocated between PSUs (60%) and RSUs (40%)

•  PSU awards are performance based:

—    Target award opportunities are determined on an individual basis and range from modestly below median to modestly above median for similar positions in peer group of companies

•  Long-term Company performance and individual performance

•  PSUs—increased return on capital and shareowner value and overall Company performance over the long-term

•  RSUs—increased shareowner value and long-term commitment to the Company

Retirement Benefits	• Consistent with competitive practice	• Approximately the median of market practice and Company-specific circumstances	• To provide long-term financial security to executives who have demonstrated a long-term commitment to the Company

Executive Benefits and Perquisite Allowance	• Program is discontinued for any new executive hired after December 2015 • Consistent with competitive practice prior to its discontinuance	• Approximately the median of peer group of companies	• Executive contributions to our Company’s short-term and long-term success

KENNAMETAL INC. 2020 Proxy Statement	| 39

EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

We have designed our executive compensation program to target total direct compensation for each of our executives at the median level for executives in similar positions within our industry and peer group with the opportunity to earn actual compensation above or below median compensation depending on Company and individual performance. We believe that the design of the compensation program allows for actual compensation earned under our incentive plans to be above-median compensation for exceptional performance, as well as below-median compensation when performance falls below our expectations. Also, we may deviate from targeting the median if, in the judgment of management and/or the Compensation Committee, the value of an executive’s experience, performance and specific skill set warrants. For individual executives, compensation may also vary depending on the executive’s experience, responsibility and expertise, such person’s contribution to our business strategy and the market’s demand for such skills and talent. The foundation of our program is based on a system of benchmark market pricing. Each executive’s compensation is competitively benchmarked against executives in comparable positions in similar revenue-sized manufacturing and general industrial companies and, in some cases, against a peer group of companies. This benchmarking process as well as an internal assessment of the position’s internal value to the Company, scope and complexity of responsibilities generally defines a range of opportunities for base salary, annual incentives and long-term incentives. The pay ranges give the Compensation Committee flexibility to position individual compensation above or below market median levels depending on the individual’s job performance, professional qualifications, business experience, technical expertise and career potential.

Factors that Influence Compensation

The Compensation Committee believes that an effective compensation program reflects a balance between individual factors (i.e., level of responsibility, skills, experience, expertise and individual performance), organizational measures (i.e., Company or business unit segment performance), and external or market factors (i.e., competitive benchmarking and survey data). We incorporate each of these factors into the design of our executive compensation program. Accordingly, we compensate our executives based upon an assessment of:

•

Individual Performance. All of our executives are evaluated against an annual, individual performance plan. The performance plan is based on individual performance objectives that will further the goals of the executive’s business unit, if applicable, and the strategic goals of the Company. These objectives, which include both quantitative and qualitative goals, are reviewed and assessed periodically by the executive with the CEO and by the CEO with the Board. At the end of the fiscal year there is a comprehensive analysis of the executive’s actual performance vis-à-vis the individual’s performance plan, and that analysis is provided to the Compensation Committee for review.

•

Company Performance. The primary objective of our compensation philosophy is to align our executive officers’ compensation with the performance of the Company (“pay-for-performance”). When making compensation decisions related to our executives, the Compensation Committee evaluates the Company’s achievement of pre-established internal metrics (which are predicated on our annual and long-term financial plans and goals, along with other strategic and operational initiatives) and external measures (which are predicated on external factors such as our market valuation and growth in our stock price).

•

Market Intelligence. Individual and Company performance are weighted most heavily in compensation decisions. However, when appropriate, the Compensation Committee also considers external factors, such as market and survey data and pay positioning for our executives relative to market data, as explained in further detail below under the subheading “Pay Positioning Relative to Market — Benchmarking.”

Variable Compensation and Promotion of a Long-Term Perspective

We increase the variable component of compensation for our executives as they progress through our management levels and adjust the ratio of short-term to long-term compensation to promote accountability

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

and a long-term perspective. We structure our executive compensation program so that the proportion of variable versus fixed compensation increases as the role and responsibility of the executive increases. We believe this is appropriate because the executives are best positioned to be able to affect the Company’s performance. Therefore, they should receive a substantial portion of their total compensation value in the form of long-term incentives that measure and reward Kennametal’s performance over a period of greater than one year. The table below illustrates that the actual percentage of variable pay relative to total compensation depends on the executive’s position within the Company. In general, the higher the executive’s position within the Company, the greater the proportion of variable pay that is linked to Company performance and shareowner return metrics. Similarly, as the executive rises to positions of greater responsibility within our Company, short-term compensation begins to decrease proportionately relative to long-term compensation which, in most cases, begins to represent a greater proportion of the executive’s total compensation. Accordingly, the decision to emphasize variable elements for these individuals results in a reduced emphasis of fixed elements of compensation. In some cases, the variances between short-term and long-term compensation are related to length of tenure in the position or initial compensation package provided upon hiring.

The following chart summarizes the breakout of fixed versus variable compensation and short-term versus long-term compensation as disclosed in the Summary Compensation Table for our NEOs in Fiscal 2020.

	Fixed vs. Variable Breakout		Variable Breakout
Title	% of Annual Compensation Fixed	% of Annual Compensation Variable	% of Short- Term Compensation	% of Long- Term Compensation

President and CEO	20%	80%	0%	100%

Vice President and CFO	36%	64%	0%	100%

Vice President and Chief Operations Officer, Metal Cutting	36%	64%	0%	100%

Vice President and Chief Commercial Officer, Metal Cutting	33%	67%	0%	100%

Vice President and Chief Administrative Officer	46%	54%	0%	100%

Competitive Compensation

Pay Positioning Relative to Market — Benchmarking.

When we make compensation decisions, we compare the compensation paid to our executive officers to the compensation paid to similarly-positioned executives at other companies within our industry to gain a general understanding of current market compensation practices for these positions. Specifically, we benchmark total compensation levels and certain of the individual elements of our compensation packages (mainly base salary, AIP (together, “total cash compensation”) and long-term incentives (together with total cash compensation, “total direct compensation”)) to both published survey data of comparable companies and to a custom peer group of public companies within the manufacturing industry.

Benchmark data is part of the external information we consider when designing and executing our compensation programs.

The Compensation Committee’s independent compensation consultant assists the Compensation Committee in its benchmarking efforts. Pay Governance collects compensation data for our peer group companies from available sources, including, in most cases, the executive compensation data included in the most recently

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

available annual proxy statement for each company. Pay Governance can also provide survey data representing industry-specific and general industrial companies included in the Willis Towers Watson Executive Compensation Database. In consultation with management, the consultant provides the Compensation Committee with the results of its benchmarking efforts on an annual basis. The benchmarking data helps us assess the competitiveness of our executives’ compensation compared to that of other executives at our peer companies and in the broader market. We also use the data to help ensure proper alignment between executive and shareowner interests, and to assess compensation versus Company performance.

When we evaluate our compensation structure, we compare the target range for total direct compensation, the mix of compensation components and the allocation of those components in our executives’ individual compensation packages against benchmark data. Each year we evaluate the total cash compensation and total direct compensation we provide to our executives against the benchmark data to determine whether our compensation structure accurately reflects our goal of providing compensation at approximately the median level within our peer group and industry. We analyze both target compensation opportunities as well as the actual compensation paid to our executives. The Compensation Committee considers this information, along with data provided by the consultant, the Company and individual performance factors, when it sets compensation levels.

Pay Governance annually reviews our peer group to ensure that the peer companies continue to be appropriate comparisons for performance purposes and for compensation purposes. The companies in our current peer group are included based on their alignment with the following selection criteria: comparable annual revenue, market capitalization, operational scope and organizational complexity. While some of the peers are smaller than we are, others are larger. Nevertheless, we include these companies to help us understand the effect size and complexity has on compensation levels and designs.

The following companies comprised our peer group for both performance and compensation purposes for Fiscal 2020(1):

• Actuant Corporation, now known as Enerpac Tool Group	• IDEX Corporation
• Allegheny Technologies Incorporated	• ITT Inc.
• AMETEK, Inc.	• Lincoln Electric Holdings, Inc.
• Barnes Group Inc.	• Manitowoc Company, Inc.
• Carpenter Technology Corporation	• Nordson Corporation
• Crane Co.	• Rexnord Corporation
• Donaldson Company, Inc.	• SPX Corporation
• Flowserve Corporation	• SPX Flow, Inc.
• Graco Inc.	• The Timken Company
• Harsco Corporation	• Woodward, Inc.

(1)	The Peer Group used for calculating the Relative TSR portion of the PSUs is the S&P 400 Capital Goods Index.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

How Compensation Decisions Are Made

Role of the Compensation Committee and CEO in Determining Executive Compensation

The Compensation Committee designs and implements our executive compensation program, evaluates executive performance, including that of the CEO, and oversees, along with the full Board of Directors, the development of executive succession plans.

The Compensation Committee solicits information from our management and from the Committee’s compensation consultant during the compensation-setting process, but it is the Compensation Committee that ultimately sets and approves compensation for our CEO and all other executive officers.

The Compensation Committee uses substantially the same process for determining CEO compensation as it uses for determining our other executive officers’ compensation. Each year, the Compensation Committee reviews all components of compensation for the CEO and for each of our other executives over the course of several regularly-scheduled meetings from April to July. Final compensation decisions are made in July for the current fiscal year. The Compensation Committee is assisted in its review by members of management, the human resources department, and its compensation consultant.

In keeping with our compensation philosophy, the Compensation Committee considers three main categories of information with respect to each executive: (i) individual performance; (ii) Company performance; and (iii) market data. The Compensation Committee evaluates each executive’s current compensation and solicits input from management on the executive’s future potential, performance for the year, leadership skills, and contribution to the Company’s performance. The Compensation Committee also considers factors relating to the Company, such as our overall performance and achievement of specific strategic and operational initiatives. Finally, the Compensation Committee assesses the market competitiveness of each executive’s total compensation package.

CEO Compensation. The Compensation Committee meets with the CEO each year in July (the beginning of our fiscal year) to set the CEO’s performance goals (both individual and Company objectives) for the fiscal year. These goals are then reflected in the CEO’s individual performance plan for the year. The CEO periodically reports on his progress with respect to his performance goals at Compensation Committee meetings throughout the year. At the end of the fiscal year, the Compensation Committee evaluates, in consultation with the independent Chairman of the Board and the rest of the non-management directors and the Board, as it deems necessary or appropriate, the CEO’s performance against the goals included in his performance plan for the year. Pursuant to this review, the Committee determines and approves the CEO’s compensation based in part on his achievement of those goals and in part on the Company’s performance, while taking into account the overall objectives of our compensation program. The Compensation Committee also considers the compensation being paid to other CEOs at similarly situated companies in making compensation decisions affecting the CEO.

Other Executives’ Compensation. Each fiscal year, each of our non-CEO executives must develop an individual performance plan for the fiscal year, with goals that align with the CEO’s objectives, and include individual and Company objectives. These plans are discussed with and approved by the CEO and the executives report to the CEO on their progress towards the achievement of the goals set forth in their plans periodically throughout the year. At the end of the year, the CEO and the Compensation Committee together assess the performance of the executives. Based upon these evaluations and recommendations from the CEO, the Compensation Committee determines the executives’ compensation. The executives do not play a role in the determination of their compensation, other than discussing individual performance objectives and achievements with the CEO.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Role of the Compensation Consultant

Pay Governance has been engaged by and serves as the Compensation Committee’s independent compensation consultant and provides no other services to the Company. The Compensation Committee annually reviews its retention of Pay Governance as its compensation consultant, as well as its performance in advising the Committee.

Pay Governance provides the Compensation Committee with the objective information and expertise necessary to make informed decisions that are in the best long-term interests of our business and shareowners and also keeps the Compensation Committee informed as to compensation trends and regulatory developments affecting public companies in general and the manufacturing industry in particular. The Compensation Committee solicits advice and counsel from its consultant on all matters related to executive compensation design and delivery. Specifically, the compensation consultant is requested to provide, and delivers, the following types of services to the Committee:

•	Competitive data and benchmarking analytics for all components of pay for executive officers (including the CEO);

•	Equity dilution, value sharing, and performance assessment analyses relative to peers;

•	Compensation program analysis, redesign considerations, and recommendations;

•	Diagnostic assessments regarding the rigor of performance goals;

•	Tax, accounting, regulatory, and other compensation-related education;

•	Individual pay considerations for the CEO, as well as executive officer promotions and new hires;

•	Review of compensation plan payouts for the CEO and executive officers;

•	Assessment of risk regarding compensation policies and practices;

•	Assessment of pay-for-performance alignment; and

•	CD&A review and recommendations.

Pay Governance attends each of the Compensation Committee meetings and may attend executive sessions at the request of the Committee. The compensation consultant also collaborates with our management team for purposes of meeting planning, program design and analysis and other logistics, but all executive compensation-related services performed by the consultants are ultimately at the direction of the Compensation Committee.

The Compensation Committee reviews the fees and performance of Pay Governance each year and provides feedback to the Board as necessary. The Compensation Committee has the authority to terminate the relationship with Pay Governance at any point in time.

Each year, the Compensation Committee reviews and determines the independence of its compensation consultant. When gauging the independence of an adviser, the Compensation Committee considered the following six factors, as required by the New York Stock Exchange and SEC rules and regulations:

•	If the adviser’s firm provides other services to the Company;

•	The amount of fees received from the Company as a percentage of the total revenue of the adviser’s firm;

•	Policies and procedures of the adviser’s firm designed to prevent conflicts of interest;

•	Any business or personal relationship of the compensation consultant, counsel or other adviser with members of the compensation committee;

•	Company stock owned by the adviser; and

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

•	Any business or personal relationship between the adviser or the adviser’s firm and an executive officer of the Company.

Based on the Compensation Committee’s review of the factors above, it determined that its adviser, Pay Governance, is independent and free of conflicts of interest.

2020 Executive Compensation Program

Base Salary

Base salary provides a competitive level of fixed income for our executives. We target base salary range midpoint levels for each executive position at median pay levels for similar positions in the market. The level of base salary an executive receives is determined based on the results of an annual evaluation of the executive with respect to certain objective and subjective factors. Objective factors include the executive’s level of responsibility, skills and training, accomplishment of the goals set forth in such person’s annual individual performance plan, and, for newer executives, prior experience. Subjective factors include the Compensation Committee’s assessment of the executive’s future potential and individual contributions. The Compensation Committee evaluates the CEO with input from the independent Chairman of the Board and the other non-management Board members, as noted above. The CEO evaluates each of the executives who report directly to him. Both objective and subjective factors are considered, as relevant, and the CEO makes recommendations to the Compensation Committee for changes to base salary (other than his own) during the annual compensation setting process. The Compensation Committee evaluates the CEO’s and other executives’ base salary on an annual basis, and may make changes in its discretion as part of the broader compensation setting process.

In setting the NEOs’ base salaries for Fiscal 2020, the Compensation Committee considered all of the factors described above for each executive and conducted an examination of the applicable market data.

In July 2019, the Compensation Committee approved increases to the base salaries of Messrs. Rossi, Audia, Dragich and Port and Ms. Bacchus in the amounts of 4.5%, 2%, 3%, 8% and 8.75%, respectively. As further discussed below, NEO base salaries were reduced by 20%, effective July 1, 2020.

AIP

Overview. The AIP is a shareowner-approved, formula-based, pay-for-performance annual cash incentive plan. The AIP is the main vehicle we use to reward participants for their contributions to strong annual business performance. The purpose of the AIP is to motivate participants to help the Company to achieve pre-established shorter-term financial and strategic goals, which are designed to create sustainable long-term shareowner value, and to reward participants to the extent the Company achieves those goals. All of our executives, our senior management team members, and certain team members in other key positions participate in the AIP.

AIP Target Amounts. AIP target amounts are established for each participant based on a combination of individual factors and market-competitive data for similar jobs at other companies and are established as a percentage of such participant’s base salary. Consistent with our executive compensation philosophy, individuals with greater job responsibilities have a greater proportion of their total cash compensation tied to Company performance through the AIP. Each year, the Compensation Committee sets AIP target amounts for our CEO and other executives based on recommendations from our management and the CEO (except with respect to his own target AIP) and its own evaluation of the competitiveness of each executive’s compensation package based on input from its compensation consultant.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

AIP Performance Goals. We link AIP opportunities directly with Company performance to maximize shareowner value. Each executive is assigned one or more performance goals at the beginning of the fiscal year, which are based upon the overall performance goals of the Company and which have been approved by the full Board as part of management’s overall financial and strategic plans. The Board approves the goals for overall Company performance based upon management’s financial and strategic plans.

Once the Board has approved the overall performance goals for the Company, the Compensation Committee reviews and approves the AIP structure and individual performance goals for the CEO and all other executive officers, which may be based on one or more of the Company’s overall corporate performance goals and/or individual achievement goals. To ensure alignment with our shareowners’ interests, the Compensation Committee assigns the CEO both quantitative and qualitative performance goals that are aggressive and designed to stretch performance and significantly impact the growth or improvement of the Company or a business unit. For each of the other executives, the Compensation Committee, with the input of the CEO, sets individual performance goals which it considers achievable, but which require personal performance and stewardship above the plan levels for the coming year. These individual goals may vary by executive.

Individual Performance. At its meeting following fiscal year-end each year, the Compensation Committee reviews each executive officer’s achievement of his/her performance goals for the previous year and approves any corresponding amounts to be paid under the AIP. Regarding AIP determinations, the Compensation Committee considers the individual performance of the executive and the recommendations of the CEO (for all executives other than himself). The Compensation Committee has the discretion to adjust an executive’s calculated AIP award based on its assessment of the individual’s performance, contingent upon achievement of the positive net income threshold.

2020 AIP. The 2020 AIP design was comparable to the 2019 AIP design regarding the Adjusted EBIT Corporate Performance Goals, with the weighting remaining at 60% and the threshold multiple of the target Adjusted EBIT remaining at 50% with a corresponding payout multiple at 30%, and the maximum multiple of target Adjusted EBIT remaining at 140% with a corresponding payout multiple at 200%. For the 2020 AIP, PWCPS was weighted 20% with a threshold multiple of the target PWCPS at 120% with a corresponding payout multiple at 30% and the maximum multiple of target PWCPS at 80% with a corresponding payout multiple at 200%. The Compensation Committee and management believe the use of PWCPS will help to focus team members on the successful execution of the simplification/modernization of manufacturing efforts at the Company. The Compensation Committee also determined that an individual performance component remained appropriate weighted 20% in conjunction with the Corporate Performance Goals weighted 80% in total. In comparison to the weighting established for other executives, the CEO’s Corporate Performance Goals of Adjusted EBIT and PWCPS were weighted 62.5% and 20.8%, respectively, and individual performance goals weighted 16.7%, with an AIP opportunity of 120% of base salary for Fiscal 2020. The individual performance goals were set and approved by the Compensation Committee and conditioned upon achievement of a positive net income threshold.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

2020 Target AIP Amounts. For 2020, the weightings described above applied to the Compensation Committee approved target AIP amounts as a percentage of base salary for our NEOs at the following levels:

Name	Target Annual Incentive Amount as a Percentage of Base Salary(1)

Christopher Rossi	120%

Damon Audia	80%

Peter A. Dragich	75%

Ronald L. Port	75%

Judith L. Bacchus	55%

(1)

All NEO target bonus amounts are weighted 80% (except for Mr. Rossi’s which is weighted 83.3% ) on the Company’s Corporate Performance goals and 20% (except for Mr. Rossi’s which is weighted 16.7%) on individual strategic objectives with a positive net income threshold.

The following tables present the possible payouts under the AIP at different levels of performance relative to the target performance goals established for the year:

2020 Corporate Performance Metrics.

Corporate Performance Metrics (Adjusted EBIT and PWCPS)

	Performance Range as a Percentage of Target
Metric	Below Threshold	Threshold	Target	Maximum

Adjusted EBIT	Less than 50%	50%	100%	140%

PWCPS	More than 120%	120%	100%	80%

Payout Range	0%	30%	100%	200%

With respect to each of the corporate performance metrics, no AIP is awarded if actual performance is below the threshold for the performance goal and no payout is made in excess of 200% of the AIP target amount, regardless of the performance achieved. Under the terms of the AIP, the Compensation Committee makes the same adjustments that are made for non-recurring or unusual items in our financial results as reported to our shareowners in determining whether performance goals have been met.

2020 Corporate Performance Goals. At its July 2019 meeting, the Board established Corporate Performance Goals for the Company consisting of: Adjusted EBIT of $357.950 million and PWCPS of 30.3%, which reflected the Company’s business plan for Fiscal 2020. At the time it set these goals, the Board considered the targets to be challenging for the Company, but achievable if the financial and strategic plans of the Company were well executed. The Compensation Committee’s independent consultant then tested the appropriateness and rigor of these goals by considering the general economic environment for the upcoming year, considering analyst expectations, reviewing growth in the goals over the previous year and conducting probability analyses based on historical results. The consultant found the goals to be challenging. These Corporate Performance Goals were then adopted by the Compensation Committee as the target Corporate Performance Goals under the 2020 AIP.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

2020 Individual Strategic Performance Goals for Mr. Rossi (President and CEO).

Performance goals for Mr. Rossi were based on the overall financial and strategic goals adopted for the Company. Mr. Rossi’s AIP opportunity was composed of two components:

•

Component (1) related to the Company’s financial performance and was based solely upon the achievement of the Corporate Performance Goals (bonus opportunity of 100% of base salary) described above, which were established in July 2019; and

•

Component (2) related to Mr. Rossi’s individual strategic performance and was based upon his achievement of the following strategic and operational goals and initiatives set by the Compensation Committee in July 2019 (bonus opportunity of 20% of base salary): (i) values, including safety, trust and accountability; (ii) profitable growth and performance excellence; (iii) technology and product development; (iv) talent and people; and (v) strategy.

In defining the above individual strategic performance goals, the Compensation Committee considered them to be strategically important to the Company and its business plan, and sufficiently aggressive, but achievable with strong leadership, concentrated effort and focus by Mr. Rossi. The Compensation Committee undertook a systematic evaluation of Mr. Rossi’s performance relative to the above defined individual strategic performance goals in determining his AIP award for Fiscal 2020. Based upon that systematic evaluation and considering that the minimum financial performance requirement of corporate net profit for the individual component was not achieved for Fiscal 2020, the Compensation Committee approved no Fiscal 2020 AIP payout for Mr. Rossi, as described in the “2020 Performance” section below.

2020 Performance Goals for other NEOs.

The 2020 AIP opportunities established for Messrs. Audia, Dragich and Port and Ms. Bacchus were based on the Corporate Performance Goals (80% weight) described above as well as the individual performance goals (20% weight) and conditioned upon the achievement of a positive net income threshold. In July 2019, the following categories of strategic and operational goals and initiatives were considered by Mr. Rossi to set specific individual goals for Messrs. Audia, Dragich and Port and Ms. Bacchus (i) values, including safety, trust and accountability; (ii) profitable growth and performance excellence; (iii) technology and product development; (iv) talent and people; and (v) strategy. A minimum performance requirement of positive net income after compensation expense must also be met in order for the AIP to be earned. Since the minimum financial performance requirement of positive net income after compensation expense was not achieved for Fiscal 2020, the Compensation Committee approved no Fiscal 2020 AIP payment for Messrs. Audia, Dragich and Port and Ms. Bacchus.

2020 Performance.

Since the Company recorded a net loss of $5.7 million for Fiscal 2020, the minimum performance requirement was not met and no portion of the AIP could be earned with regard to Adjusted EBIT, PWCPS or Individual Performance.

The following tables show the performance achieved (as a percentage of target), with no 2020 AIP awards paid to any of our NEOs due to the minimum performance requirement not being met.

Component 1: FY 2020 AIP Financial Performance Measures Achievements
	Threshold		Target		Maximum		Actual
Financial Performance Measures	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target

Adjusted EBIT (millions)	$178.950	50%	$357.950	100%	$501.060	140%	$153.800	0%

PWCPS	36.36%	120%	30.30%	100%	24.24%	80%	35.40%	117%

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

				Actual FY 2020 AIP Earned
	FY 2020 AIP Opportunities as a % of Base Salary			Corporate Financial Performance Component		Individual Component
Name and Principal Position	Minimum	Target	Maximum	% of Base Salary(1)	$	% of Base Salary	$

Christopher Rossi, President and CEO	60%	120%	240%	0%	—	0%	—

Damon Audia, Vice President and CFO	40%	80%	160%	0%	—	0%	—

Peter A. Dragich, Former Vice President and Chief Operations Officer, Metal Cutting	37.5%	75%	150%	0%	—	0%	—

Ronald L. Port, Vice President and Chief Commercial Officer, Metal Cutting	37.5%	75%	150%	0%	—	0%	—

Judith L. Bacchus, Vice President and Chief Administrative Officer	27.5%	55%	110%	0%	—	0%	—

(1)	The financial component percentage of base salary is reflective of the percentage of salary stated in the Summary Compensation Table.

Long-Term Incentives

Overview. Kennametal’s long-term incentives are designed to focus our employees on sustainable, long-term performance. We use these incentives because we believe they promote an ownership culture, align the interests of our employees and shareowners, and foster the long-term perspective necessary to increase shareowner value. They also aid in retention and help advance stock ownership by our employees.

All of our executives, members of senior management, and a significant number of key employees are eligible to receive long-term incentive awards under our broad-based LTI program. We use a portfolio approach to our LTI program, which includes RSU awards and PSU awards. We provide more information about each of these components below.

The Compensation Committee approves all equity and other long-term incentive awards for our executives. All of our NEOs’ outstanding long-term incentive awards, including those under the LTI program have been granted under shareowner approved plans, including the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “2002 Plan”), the Kennametal Inc. Stock and Incentive Plan of 2010 (the “2010 Plan”), the Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013 and as further amended by Amendment No. 1 on January 27, 2015) (the “A/R 2010 Plan”) and the Kennametal Inc. Stock and Incentive Plan of 2016 (the “2016 Plan”). Since the 2016 annual meeting, all awards have been granted under the 2016 Plan, which provides for the granting of non-statutory and incentive stock options, incentive bonus awards, performance share awards, PSU awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards, and other share-based awards.

Target Long-Term Incentive Award Amounts. Each year the Compensation Committee establishes target LTI program opportunities for each of our executives based on the executive’s performance and career potential (individual factors). The Compensation Committee also considers the long-term compensation paid by our competitors for similar positions based on the peer group and survey data provided by its compensation consultant (external factors). LTI grants are determined based on market opportunities and the NEO’s individual performance. The Compensation Committee sets target LTI program opportunities for our executives for the relevant three-year cycle at its meeting following fiscal year-end each year.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Fiscal 2020 LTI Decisions.

The following table shows the target level annual LTI opportunities, as a percentage of base salary as of August 1, 2019, set for each of our NEOs under our LTI program for Fiscal 2020:

Name	Target Long-Term Incentive Opportunity as a Percentage of Base Salary

Christopher Rossi	350%

Damon Audia	175%

Peter A. Dragich	175%

Ronald L. Port	175%

Judith L. Bacchus	100%

Timing of Equity Grants. The Compensation Committee grants equity-based awards to our executives on both an annual and as-desired basis. We do not have any program, plan or practice to time annual or ad hoc grants of equity-based awards in coordination with the release of material non-public information or otherwise.

•

Annual Grants. We generally make LTI grants to our NEOs and other senior management on an annual basis. As part of its standing agenda, the Compensation Committee approves annual grants of equity-based awards to our executives at its regularly scheduled meeting in July of each year. The dates for these meetings are typically scheduled two years in advance. Since 2007, the grant date for annual awards has been August 1 of each year. The Compensation Committee has continued to refine its process for determining the date for the annual grant of equity awards, with the intent of insulating the choice of date from any market influences that might affect the decision at a given time. Accordingly, for Fiscal 2021, the Compensation Committee determined in advance that grants would be awarded on August 15, 2020.

•

Special or One-Time Grants. The Compensation Committee retains the discretion to make additional awards to executives at other times relating to the initial hiring of a new officer, for recognition or retention purposes or otherwise. Refer to the section “2020 Special Recognition, Attraction and Retention Awards” below.

RSU Awards. Since 2010, we have granted restricted stock unit (“RSU”) awards as part of our LTI program. We grant RSU awards because we believe they build ownership in the Company, serve to promote the retention of our employees and address the cyclicality of our business, thereby aligning the interests of our employees and our shareowners. We typically grant RSU awards annually to our executives as part of our broader LTI program, but we sometimes make these grants for other purposes. For example, we may grant these awards to attract new talent or to recognize or motivate our employees. RSU awards granted under the LTI vest at the rate of one-third per year over three years. The vesting schedules may differ depending on the reasons for the grant of RSUs. We believe our use of RSU awards helps to promote our retention efforts in that any unvested portion of a RSU award is forfeited if an executive voluntarily terminates employment prior to the applicable vesting date.

The number of RSUs awarded to each NEO in Fiscal 2020 was determined by dividing 40% of the total LTI opportunity grant value by the fair market value of our stock on the grant date.

PSU Awards. In Fiscal 2011, the Company began awarding annual PSU awards to certain executives. These awards are both performance-based and service-based, which can only be earned if the Company achieves certain performance criteria established by the Compensation Committee and requires the executive to be employed by the Company through the vesting date following the performance period. The Compensation Committee established specific ROIC and Relative TSR goals for fiscal years 2018, 2019 and 2020 for the PSUs granted in Fiscal 2018 (the “2018 PSUs”); for fiscal years 2019, 2020 and 2021 for the PSUs granted in Fiscal 2019 (the “2019 PSUs”); and for fiscal years 2020, 2021, and 2022 for PSUs granted in Fiscal 2020 (the “2020 PSUs”).

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

For the 2018, 2019, and 2020 PSUs, 100% of the PSUs were weighted based on ROIC performance with the opportunity to earn a multiple based on the cumulative three-year Relative TSR, with one-third (1/3) of the PSUs underlying such awards that could be earned each year based on the ROIC for that year, with the Relative TSR multiple applied at the end of the three-year period.

Goals have been established at threshold, target and maximum award levels for each year within the applicable performance period. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the vesting date following the three-year performance period (which for the 2018 PSUs means August 2020; for the 2019 PSUs means August 2021; and for the 2020 PSUs means August 2022). The Compensation Committee has established this approach to address the cyclicality of our industry and to partially mitigate the risk of establishing long-term performance goals at either the peak or trough of the business cycle. In addition, the service condition encourages retention.

The number of target PSUs awarded to each NEO in Fiscal 2020 was determined by dividing 60% of the total LTI opportunity grant value by the fair market value of our stock on the grant date, with the opportunity to earn more or less than the target PSUs awarded as described below.

The tables below present the ROIC and Relative TSR goals for the 2018 PSUs for Fiscal 2020 (which was the third year of the 2018 PSUs):

The tables below present the ROIC and Relative TSR goals for the 2019 PSUs for Fiscal 2020 (which was the second year of the 2019 PSUs):

The tables below present the ROIC and Relative TSR goals for the 2020 PSUs for Fiscal 2020 (which was the first year of the 2020 PSUs):

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

The following tables present the possible payout for the third year of the 2018 PSUs at different levels of performance, with payout amounts interpolated between the relevant thresholds:

ROIC Metric (100% Weight)
	Below Threshold	Threshold	Target	Maximum

Performance	Less than 70%	70%	100%	140% or Greater
	(As a Percentage of Achievement of Target Performance Goal)

Payout	0%	50%	100%	150%
	(As Percentage of Target PSU Amount)

Relative TSR Vesting Multiple
	Threshold	Target	Maximum

Performance	at or below the 25th percentile	at the 50th percentile	at or above the 75th percentile
	(As a Percentage of Achievement of Target Performance Goal)

Payout	80%	100%	120%
	(As Percentage of Target PSU Amount)

The following tables present the possible payouts for the second year of the 2019 PSUs at different levels of performance, with payout amounts interpolated between the relevant thresholds:

ROIC Metric (100% Weight)
	Below Threshold	Threshold	Target	Maximum

Performance	Less than 70%	70%	100%	140% or Greater
	(As a Percentage of Achievement of Target Performance Goal)

Payout	0%	50%	100%	150%
	(As Percentage of Target PSU Amount)

Relative TSR Vesting Multiple
	Threshold	Target	Maximum

Performance	at or below the 25th percentile	at the 50th percentile	at or above the 75th percentile
	(As a Percentage of Achievement of Target Performance Goal)

Payout	80%	100%	120%
	(As Percentage of Target PSU Amount)

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

The following tables present the possible payouts for the first year of the 2020 PSUs at different levels of performance, with payout amounts interpolated between the relevant thresholds:

ROIC Metric (100% Weight)
	Below Threshold	Threshold	Target	Maximum

Performance	Less than 70%	70%	100%	140% or Greater
	(As a Percentage of Achievement of Target Performance Goal)

Payout	0%	50%	100%	160%
	(As Percentage of Target PSU Amount)

Relative TSR Vesting Multiple
	Threshold	Target	Maximum

Performance	at or below the 25th percentile	at the 50th percentile	at or above the 75th percentile
	(As a Percentage of Achievement of Target Performance Goal)

Payout	80%	100%	125%
	(As Percentage of Target PSU Amount)

PSUs Earned for Fiscal 2020.

At its meeting in July 2020, the Compensation Committee determined that with regard to the 2018 PSUs, ROIC performance for Fiscal 2020 was 5.2% which was at 43% of the target ROIC of 12.0% earning 0% of the target PSUs, for a total three year ROIC performance earning 81.37% of the target PSUs, and Relative TSR performance for the three-year period ending in Fiscal 2020 was at the 16.9 percentile earning 80% of the target PSUs, resulting in a total of 65.1% of the target 2018 PSUs being earned and vested in Fiscal 2020.

The Compensation Committee determined that regarding the 2019 PSUs, ROIC performance for Fiscal 2020 was 5.2% which was at 40% of the target ROIC of 13.0% earning 0% of the target PSUs, and with the three-year Relative TSR performance only in its second year, no PSUs have yet been earned under this measure.

The Compensation Committee determined that regarding the 2020 PSUs, ROIC performance for Fiscal 2020 was 5.2% which was at 40% of the target ROIC of 13.0% earning 0% of the target PSUs, and with the three-year Relative TSR performance only in its first year, no PSUs have yet been earned under this measure.

The Company did not grant any Stock Option Awards in Fiscal 2020. The Stock Option Awards granted in prior years are disclosed in the compensation tables provided below.

2020 Special Recognition, Attraction and Retention Award

On a limited and selective basis, we sometimes pay additional compensation to our employees in the form of special recognition, attraction or retention awards. For example, we may provide a special award to an individual to reimburse him/her for compensation he/she would forfeit by terminating previous employment, or to recognize contributions to a critical strategic initiative.

Employees at all levels of the Company are eligible to receive special awards. We may provide awards in the form of cash bonuses, equity, or a combination of cash and equity, in each case depending on the reason for the

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

bonus. The amount of any special recognition or retention award depends on the reason it is being granted. The Compensation Committee must approve any special awards for our executives. For Fiscal 2020, the Committee approved no special long-term incentive award for any of the NEOs.

Retirement Plans

We maintain both qualified and non-qualified defined benefit and qualified defined contribution retirement plans that are designed to work together to provide retirement pay to our executives. We provide certain pension and retirement benefits as part of our broader executive compensation program to attract and retain our executives.

Qualified Plans. We maintain a qualified retirement plan for substantially all U.S. employees, including our executive officers. The Thrift Plus Plan (“TPP”) is a defined contribution or “401(k)” plan in which all NEOs participate. The TPP was established to encourage investment and savings for eligible employees of business units, business entities and locations of Kennametal and its affiliates. Most eligible employees may elect to contribute from 1% to 50% of their salary to the TPP in the form of pre-tax, after-tax and/or Roth contributions. Unless they make a contrary election, any eligible employee who does not elect to participate by the first payroll period occurring no earlier than 45 days nor later than 90 days of first becoming eligible will have a 3% pre-tax contribution made on his or her behalf.

Participating employees receive a Company matching contribution of 100% of employee pre-tax, after tax and/or Roth contributions up to 6% of base salary. Matching contributions made to eligible employees working after January 1, 2017 are 100% vested and can be made in the form of cash or Kennametal stock. The employee contributions, Company contributions and earnings thereon are invested and ultimately paid out in accordance with elections made by the participant. Participants have the right to direct the TPP trustee regarding how to vote any shares of Company stock held in their accounts. Shares as to which no instructions are received are voted by the trustee in its sole discretion. See the Summary Compensation Table and accompanying notes for more information about Company contributions to the NEOs’ accounts.

Non-Qualified Plan. We maintain two non-qualified retirement plans: the Executive Retirement Plan (“ERP”) and the Kennametal Restoration Plan. Our ERP provides a formula-based benefit to eligible NEOs that is payable on a lump sum basis. The amount of the benefit is based upon an executive’s accrued benefit percentage (which varies by age) and compensation (base salary together with AIP target awards averaged for the three most recent fiscal years). ERP benefits vest once an executive’s accrued benefit percentage reaches 150%. If an executive terminates employment prior to reaching age 62, then the accrued benefit percentage is reduced to reflect the accrued benefit percentage that was applicable to the executive two years prior to the date of termination. Mr. Dragich and Ms. Bacchus participate in the ERP. The ERP was frozen as of December 31, 2016, with no new participants permitted into the ERP and those in the ERP as of December 31, 2016, are grandfathered in the ERP.

Beginning January 1, 2018, our Kennametal Restoration Plan, a non-qualified retirement plan, allows eligible NEOs to make pre-tax contributions on eligible compensation in excess of the Internal Revenue Code (IRC) Section 401(a)(17) dollar limits ($285,000 for 2020) applicable to the TPP. In addition, it provides for a “make whole” Company contribution equal to the maximum matching contribution not provided to eligible employees under the TPP on compensation in excess of this IRC limit on compensation that can be taken into account by the TPP. Company contributions are vested when made, subject, however, to later forfeiture in the event the NEO is terminated for cause or engages in any business activities determined to be in competition with the Company. The NEO contributions, Company contributions and earnings thereon are invested in the same “notional options” available under the TPP (other than the ability to select investments not available under the

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TPP through the self-directed investment or brokerage option) and ultimately paid out in cash, in accordance with elections made by the participant.

The amount payable under each retirement plan for each eligible NEO is determined by the plan’s benefit formula. The amount of benefits varies based upon the plan, the NEO’s years of service with us, and the NEO’s compensation. Please see the tabular disclosures in the 2020 Pension Benefits table below as well as the narrative discussion following that table for more information on these plans.

Perquisites Allowance

In Fiscal Year 2020, effective August 1, 2019, we eliminated the fixed perquisite allowance for all executives.

To promote our emphasis on the health, safety and wellness of our employees, we continue to provide for officer life insurance to certain executive officers who were eligible for such insurance prior to December 2015, at which time such benefit was frozen to new executive officers. Ms. Bacchus and Mr. Dragich are the only two NEOs who are eligible for officer life insurance.

Personal benefits paid to our NEOs (e.g., life insurance) for 2020 (or portion of the year) are included in a supplemental table to the Summary Compensation Table as part of the footnotes to the Summary Compensation Table. Other than the personal benefits included therein, our executives receive the same benefits that are generally provided to other salaried employees, including eligibility to participate in group medical and dental plans, vision, long- and short-term disability, group life insurance, accidental death and dismemberment insurance, business travel accident insurance, health care and dependent care spending accounts, qualified retirement plans, and other benefits, in accordance with the terms of the programs.

2021 Executive Compensation Program

2021 Compensation Information

In July 2020, the Compensation Committee made the following determinations regarding the Company’s executive compensation program for the NEOs.

Changes to 2021 Base Salary

For Fiscal 2021, the Compensation Committee approved no base salary increases for any of our NEOs. At a special meeting on June 4, 2020, the full Board approved a 20% base salary reduction for all executives, effective July 1, 2020, and intended such reductions to continue through December 31, 2020.

Changes for 2021 AIP

•	Modified the AIP corporate financial goals for all of our NEOs as Adjusted EBIT weighted 50%, compared to 60% in Fiscal 2020, and retained PWCPS weighted at 20%.

•	Modified the individual performance component for all of our NEOs weighted 30%, compared to 20% in Fiscal 2020.

•	Eliminated the financial performance threshold applicable to the components.

At its meeting in July 2020, the Compensation Committee determined that the financial performance goals would be modified to make up 70% of the incentive opportunity with Adjusted EBIT at a 50% weighting and PWCPS to be weighted 20%, with the individual goal being weighted 30%. The performance goals and curves for

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Adjusted EBIT and PWCPS will be determined and approved by the Compensation Committee during the second quarter of Fiscal 2021 given the uncertainty of the economic recovery and the Company’s financial results. The individual performance goals curve will remain the same. Each metric will be calculated independently with a pro-rata calculation between performance levels. With regard to achieving the individual performance goals, an AIP opportunity of 30% to 90% of target is earned for a performance rating of “Meets Low Expectations;” 91% to 110% of target award is earned for a performance rating of “Fully Meets Expectations;” 111% to 160% of target award is earned for a performance rating of “Meets High Expectations;” and 161% to 200% of target award is earned for a performance rating of “Exceeds Expectations;” with calculation interpolated between performance levels. The individual performance goals are set and approved by the Compensation Committee and generally reflect individual objectives within the responsibility of the executive that will lead the Company into and through the recovery phase of the pandemic over the next fiscal year. The Compensation Committee approved the removal of the minimum performance requirement of positive net income after compensation expense for Fiscal 2021, given the uncertainty of the economic recovery and the Company’s results.

Changes for 2021 LTI Program

At its meeting in July 2020, the Compensation Committee temporarily modified the 2021 LTI design for NEOs with 50% of the LTI target opportunity granted in the form of PSUs and 50% granted in the form of RSUs, compared to 60% and 40%, respectively, in Fiscal 2020. The Compensation Committee also determined that the RSUs would continue to vest at the rate of one-third per year on each grant date anniversary over three-years and the performance goals underlying the PSUs to be granted in Fiscal 2021 would continue to be based on Adjusted ROIC results (100% weight) with Relative TSR as a vesting multiple based on (i) the Corporation’s TSR relative to the Peer Group TSR for the cumulative three-year performance period ending on June 30, 2023 (“Performance Period”) and (ii) satisfaction of the condition of employment. Given the uncertainty of the economic recovery in these unprecedented times, the Compensation Committee agreed that the Adjusted ROIC performance goals and curves would be determined during the second quarter of Fiscal 2021 for the Fiscal Year 2021, and determined the Fiscal Year 2022 and Fiscal Year 2023 ROIC performance goals and curves would be determined immediately prior to the beginning of each of the applicable fiscal years.

The Committee believes the use of ROIC will continue to strengthen the line of sight attributable to working capital and inventory management and that the use of Relative TSR as a modifier will provide a direct alignment to increases or decreases in shareowner value relative to other manufacturing companies. The Committee believes the use of these measures will continue to support the focus on the Company’s strategic objectives, leading to greater levels of shareowner value. Additionally, the Compensation Committee agreed to provide for grants of RSUs for the 2021 LTI Program.

The following table shows the target level annual LTI opportunities, as a percentage of base salary as of August 1, 2020, set for each of our NEOs, under our LTI program for Fiscal 2021:

Name	Target Long-Term Incentive Opportunity as a Percentage of Base Salary

Christopher Rossi	350%

Damon Audia	175%

Peter A. Dragich(1)	175%

Ronald L. Port	175%

Judith L. Bacchus	100%

(1)	Mr. Dragich ceased to serve as Vice President and Chief Operations Officer, Metal Cutting as of August 31, 2020.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Stock Ownership Guidelines

We have adopted Stock Ownership Guidelines for directors, executives and key managers to effectively link the interests of management and our shareowners and to promote an ownership culture throughout our organization. We believe that stock should be acquired and held in quantities that encourage management to make decisions and take actions that will enhance Company performance and increase its value. These guidelines were first adopted in 1995 and are reviewed annually by the Compensation Committee at its October meeting as a standing agenda item. Employees have five years from the date they become subject to the guidelines to acquire the requisite holdings.

The current guidelines are:

FY20 Multiple of Base Salary

President and CEO	5X

CFO, Top Industrial Segment Executive and Top Infrastructure Segment Executive	3X

All Other Executive Leadership Team Members Reporting to the President and CEO	2X

Senior Leadership Direct Reports to the Executive Leadership Team (e.g. Vice President and Managing Director)	0.5X

Shares owned outright, restricted stock and RSUs, deferred stock credits, and shares owned in benefit plans (such as a 401(k)) count toward fulfilling the ownership guidelines.

Insider Trading Policy / Hedging and Pledging Policy

We have an insider trading policy that prohibits executives from engaging in any transaction in our stock unless that transaction has been pre-cleared and approved. Although we generally do not mandate when executives may trade, among other requirements, our insider trading policy defines pre-clearance procedures and trading window periods, which open 24 hours after our quarterly earnings release and remain open for approximately 1 1/2 months thereafter.

Our insider trading policy includes hedging and pledging prohibitions that prohibit the hedging of Company stock by directors, executive officers and other corporate officers, as defined in the policy, and their family members, without the prior approval and express authorization of the Company’s General Counsel. Further, this policy also prohibits the pledging of Company stock by directors, executive officers and other corporate officers and their family members, unless the General Counsel has granted an exception to the individual. An exception to this prohibition may be granted where an individual wishes to pledge Company stock as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged stock. For additional detail about the Company’s insider trading policy, see the subsection entitled Prohibited Transactions under the Ethics and Corporate Governance section above.

Employment Agreements

We have employment agreements with all executive officers. We have summarized the material terms of these agreements below.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

General. The agreements require our executives to devote their entire time and attention to the business and affairs of Kennametal while they are employed.

Term. There is no predetermined term. Each executive entered into the agreement upon commencing duties as an executive officer of the Company.

Compensation. Except as noted below, the executive officer’s base salary, AIP opportunity, if any, and any other compensation for services are not specified under the agreements but rather are determined by the Compensation Committee upon the commencement of employment and assignment of the executive to a salary band. Thereafter, the Compensation Committee makes determinations regarding base salary, incentive awards, and all other components of compensation as described in this CD&A section.

Non-competition/non-disclosure. Unless the Company provides prior consent in writing, if an executive officer decides to voluntarily terminate his or her employment or the Company terminates the executive’s employment for cause, then for two or three years after the date of termination (depending on the executive), the executive cannot, in any geographic area in which the Company is offering its services and products: (a) directly or indirectly engage in; or (b) assist or have an active interest in; or (c) enter the employ of, or act as agent for, or advisor or consultant to, any entity which is or is about to become directly or indirectly engaged in any business that is competitive with any business of the Company or any of our subsidiaries or affiliates in which the executive is or was engaged. The non-competition provision does not apply if the Company terminates Mr. Dragich without cause. Messrs. Audia and Port and Ms. Bacchus are subject to a one-year non-competition provision if terminated by the Company without cause. Mr. Rossi is subject to a two-year non-competition provision if terminated by the Company without cause. However, in case of termination for any reason, the executive cannot disclose any of our confidential or trade secret information.

Assignment of Inventions. Each executive officer must assign to us all inventions conceived or made during his or her employment with the Company.

Employment Termination. The executive officer’s employment may be terminated by either party at any time, for any reason or no reason at all; provided, that the Company may only terminate an executive officer’s employment with the approval and authorization of the Board.

Severance. If, with Board authorization, we involuntarily terminate an executive officer’s employment prior to a change in control and not for cause, the executive is entitled to 12 months of severance in the form of salary continuation, except for our CEO, Mr. Rossi, who is entitled to 24 months of severance in the form of salary continuation. Our executive officers are not entitled to severance under any other termination scenario outside of a change in control context.

Change in Control. Under certain circumstances, the agreements provide for payments to an executive officer if his employment is terminated after a change of control. See “Termination Conditions and Arrangements” below and the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement for a more detailed discussion.

No partial excise tax gross-up in agreements. Our executive officer employment agreements do not provide for any partial excise tax gross-up.

Termination Conditions and Arrangements

In a non-change in control context, our executive employment agreements provide for severance if the executive’s employment is terminated by us without “cause.” Additional details regarding the severance provisions and potential payments to our NEOs outside of a change in control context can be found in the “Potential Payments upon Termination or Change in Control” section.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Our executive employment agreements, stock and incentive plans and certain of our retirement and post-employment plans contain change in control provisions. The change in control provisions in the executive employment agreements are applicable only for those executives that have entered into these agreements, which includes each of our NEOs. The provisions of our incentive plans and retirement plans are applicable to a broader base of our employees and include all those who participate in those plans. We include these provisions because we believe they help to align executive, Company, and shareowner interests. If we evaluate a possible transaction, we want our management to focus on the potential fit with our corporate goals and strategy and the creation of long-term value for our shareowners. We believe that change in control protections enable our management to consider corporate transactions objectively and to decide whether they are in the best interests of the Company and its shareowners without undue concern over whether the transactions may jeopardize future employment.

The change in control protections under our executive employment agreements only provide payments upon the occurrence of a “double trigger,” rather than on the single occurrence of a change in control when the executive has not experienced a separation from service. For severance benefits to be “triggered,” a change in control must take place and an executive must be involuntarily terminated by us (other than for “cause” or Disability (as defined in the employment agreements)) or must voluntarily leave for “good reason” within 6 months prior to or 24 months following the change in control in the case of Messrs. Rossi, Audia, and Port and Ms. Bacchus. For Mr. Dragich, the period is 36 months following the change in control. For additional information concerning the change in control arrangements for our NEOs, see the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement.

Recoupment of Awards and Incentive Payments

In any case where there has been an allegation of fraud or misconduct, the Board of Directors would investigate and carefully review the facts and circumstances of the alleged misconduct before determining the appropriate course of action. If, after completing its investigation, the Board were to determine that an employee or officer did engage in fraudulent behavior or misconduct, the Board would take appropriate action, which could include, among other things, termination of employment, institution of legal proceedings against the wrongdoer, or bringing the misconduct to the attention of the proper authorities. If the misconduct results in a material restatement of the Company’s financial results, then the Board, in addition to the above remedies, may also seek repayment of any bonus received for the period restated, seek repayment of gains realized because of exercising stock options awarded for the period restated, or cancel any outstanding stock options or other equity or incentive compensation.

The Company also incorporates restrictive covenants (prohibiting working for competitors for a period following separation from employment and disclosure of confidential or proprietary information) into the executive employment agreements, and the ERP. If the Board of Directors determines that a violation of any one of these covenants has occurred, it may, in its discretion, discontinue any future payments and/or take appropriate legal action to recoup amounts paid under these programs.

Tax, Accounting, and Regulatory Considerations

We consider the effect of tax, accounting and other regulatory requirements in designing and implementing compensation programs, and while these factors may impact plan designs, ultimately decisions reflect the pay strategy of the Company and the program intent.

Section 162(m) of the Code currently imposes a $1 million limit on the amount that a public company may deduct for compensation paid to an employee who is chief executive officer, chief financial officer, or another “covered employee” (as defined by Section 162(m)), or was such an employee beginning in any year after 2017. Prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m) of the Code generally disallowed public

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

companies a tax deduction for compensation in excess of $1,000,000 paid to their chief executive officer and their three other most highly compensated executive officers (excluding the chief financial officer) unless certain performance and other requirements were met. As part of the Tax Cuts and Jobs Act, the exemption from the deduction limitation for performance-based compensation provided by Section 162(m) was repealed effective for taxable years beginning after December 31, 2017. As a result, compensation paid to certain executive officers which exceeds $1,000,000 will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

There can be no assurance that compensation structured with the intent of qualifying as performance-based compensation, even prior to the effectiveness of the legislative changes, will be deductible under Section 162(m), depending on the application of the grandfather rule.

Additionally, we reserve the right to design programs and to structure other compensation arrangements that recognize a full range of performance criteria important to our success or that contain different terms, even where the compensation paid under such programs may not be deductible. This discretion is an important feature of the Committee’s compensation practices because it provides the Committee with sufficient flexibility to respond to specific circumstances facing the Company.

Tools and Analytics

The Compensation Committee utilizes various tools and analytics provided by both Pay Governance and our internal management and human resources personnel to execute its duties. These tools and analyses provide internal and external context and perspective to assist the Compensation Committee with its decision-making process. The Compensation Committee reviews and considers the following information, as appropriate, when making compensation decisions:

•	Total compensation tally sheets and pay histories for the CEO and executive officers;

•	CEO and executive officer competitive assessments for all elements of pay;

•	Realizable pay-for-performance and value sharing assessments versus our peer group;

•	Dilution and share utilization assessments, projections and comparisons;

•	Equity expense comparisons versus our peer group;

•	Incentive design and vehicle prevalence analyses;

•	Internal goal setting and achievement analyses;

•	Compensation policy and practices risk assessment;

•	Executive retention analyses;

•	Annual and long-term incentive plan performance and progress updates;

•	Executive perquisite prevalence analyses; and

•	Other ad hoc analyses performed at the Compensation Committee’s direction.

The information above is reviewed either annually or by special request of the Compensation Committee.

Compensation for Non-Employee Directors

The Nominating/Corporate Governance Committee has responsibility for the review and oversight of non-employee director compensation. The role of the Nominating/Corporate Governance Committee in this context is explained in further detail in the “Ethics and Corporate Governance” section of this Proxy Statement. The compensation of non-employee directors in 2020 is described more fully in the “Board of Directors Compensation and Benefits” section of this Proxy Statement.

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Compensation Committee Report

The Compensation Committee (“we” or “the committee”) recommends an overall compensation policy to the Board, has direct responsibility for matters relating to compensation of the executive officers, advises the Board regarding management succession, and administers the Company’s equity compensation plans and deferred compensation plans. Management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of executive compensation. Accordingly, we have reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.

Compensation Committee:

Steven H. Wunning, Chair

Joseph Alvarado

Cindy L. Davis

William J. Harvey

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Analysis of Risk Inherent in our Compensation Policies and Practices

During 2020, the Compensation Committee directed the Company’s management to work with Pay Governance to conduct a risk assessment of all of our compensation policies and practices to ensure that they do not foster risk taking above the level of risk associated with our business model. Based upon that review and a review by management of the Company’s internal controls, the Compensation Committee has concluded that our compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee based its conclusion on a variety of factors, including the following specific aspects of the Company’s compensation practices:

•	The AIP is based on balanced performance metrics that promote disciplined progress towards longer-term Company goals;

•	We do not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company and shareowner value;

•

At the senior management and executive levels, our compensation programs are weighted towards offering long-term incentives that reward sustainable long-term performance, especially when considering our share ownership guidelines and vesting requirements; and

•

All compensation awards are capped at reasonable and sustainable levels, as determined by a review of our economic position and prospects, as well as the compensation offered within our peer group and by comparable companies.

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

Executive Compensation Tables

The tables and discussion below show the compensation paid to our NEOs for Fiscal 2020. Only 2020 and 2019 compensation amounts are provided for Mr. Audia, because 2019 was his first year as an employee of the Company. Ms. Bacchus was not an NEO in 2018.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Christopher Rossi	2020	857,573		3,824,404		—		116,251	4,798,228
President and Chief	2019	888,958		3,210,648		966,042		348,462	5,414,110
Executive Officer	2018	779,167	500,000	2,756,592		1,558,560		50,580	5,644,899
Damon Audia	2020	516,930		1,001,248				59,821	1,577,998
Vice President and	2019	423,958		4,408,108		391,600		38,621	5,262,287
Chief Financial Officer	2018
Peter A. Dragich	2020	434,914		843,103		—	250,157	51,908	1,580,082
Former Vice President and	2019	456,820		1,065,368		306,142	247,528	78,905	2,154,763
Chief Operations Officer,	2018	435,400		891,911		527,764	261,954	24,196	2,141,225
Metal Cutting
Ronald L. Port	2020	364,910		811,752		—		37,473	1,214,135
Vice President and	2019	365,708		776,459		243,210		84,451	1,469,828
Chief Commercial Officer,	2018	327,146		520,641		392,201		17,213	1,257,201
Metal Cutting
Judith L. Bacchus	2020	347,019		444,135		—	228,016	27,548	1,046,718
Vice President and	2019	347,650		393,718		160,181	176,567	51,882	1,129,998
Chief Administrative Officer	2018

Notes and Supplemental Tables to the Summary Compensation Table

(1)

These amounts reflect the aggregate grant date fair value of stock awards granted in the fiscal years noted calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 18 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2020 for a discussion of additional assumptions used in calculating grant date fair value. The amounts included in this column for Fiscal 2020 include RSU and PSU awards. The values included for such performance stock unit awards reflect the payout of such awards at target. If the PSU awards were to be paid out at the maximum amount of 200%, the value of these awards for Messrs. Rossi, Audia, Dragich, Port and Ms. Bacchus would be $4,648,810, $1,217,082, $1,024,868, $986,759 and $539,852, respectively. For information with respect to the individual RSU awards and PSU awards made for Fiscal 2020, please see the 2020 Grants of Plan-Based Awards Table.

(2)	These amounts are cash payments earned by the NEOs under the AIP, which is discussed in further detail in the CD&A.

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

(3)

These amounts reflect the aggregate increase in the actuarial present value of the NEO’s accumulated benefits under all pension plans established by us. The total expressed for each NEO includes amounts that the NEO may not currently be entitled to receive because those amounts are not vested. The pension plan for which amounts may be included is the ERP, as applicable to the individual. Please refer to the discussion following the 2020 Pension Benefits Table for a more detailed description of the ERP. We do not provide preferential or above-market earnings on deferred compensation.

(4)	The following table describes each component of the All Other Compensation column:

Supplemental Table to the Summary Compensation Table

Name	Perq./ Other Benefits ($)(a)	Contributions to Thrift Plus Plan ($)(b)	Contributions to Restoration Plan ($)(c)	Life Insurance ($)(d)	Total ($)
Christopher Rossi	—	16,750	99,501		116,251
Damon Audia	6,391	13,458	39,971		59,820
Peter A. Dragich	—	15,543	29,431	6,934	51,908
Ronald L. Port	600	16,233	20,640		37,473
Judith L. Bacchus	—	11,996	14,466	1,086	27,548

(a)	For Mr. Audia, this column represents moving expenses, which includes a tax gross up. For Mr. Port, this column represents a full year phone stipend of $600.

(b)	This column includes our contributions on behalf of the NEO under the TPP. Please see the discussion included in the “Retirement Plans” section of the CD&A for more details about the TPP.

(c)

This column includes our contributions on behalf of the NEO under the Restoration Plan. Please see the discussion included in the “Retirement Plans” section of the CD&A for more details about the Restoration Plan. Also refer to the 2020 Nonqualified Deferred Compensation section.

(d)

This column includes income imputed to the NEOs based upon premiums paid by the Company to secure and maintain a term life insurance policy for the NEO while such person remains an active employee of the Company.

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

2020 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Option (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Christopher Rossi		335,759	1,119,196	2,238,391
	8/15/2019							53,918			1,499,999
	8/15/2019				32,351	80,877	161,754				2,324,405

Damon Audia		134,640	448,800	897,600
	8/15/2019							14,116	—	—	392,707
	8/15/2019				8,470	21,174	42,348				608,541

Peter A. Dragich		106,290	354,299	708,598
	8/15/2019							11,886	—	—	330,669
	8/15/2019				7,132	17,830	35,660				512,434

Ronald L. Port		89,546	298,485	596,970
	8/15/2019							11,444	—	—	318,372
	8/15/2019				6,867	17,167	34,334				493,380

Judith L. Bacchus		62,484	208,278	416,557
	8/15/2019							6,262			174,209
	8/15/2019				3,757	9,392	18,784				269,926

Notes and Supplemental Tables to the 2020 Grants of Plan-Based Awards Table

(1)

These columns reflect the possible payouts under the AIP, which is described more fully in the “AIP” section of the CD&A. The amounts presented in these columns reflect the amounts that could have been earned for 2020 based upon the level of achievement of the performance goals underlying such awards. Actual AIP earned for 2020 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)

These columns reflect the PSU awards granted in August 2019 under the 2016 Plan. The amounts presented in these columns reflect the number of shares of our capital stock which could be earned over the course of the applicable performance period based upon the level of achievement of the performance goals underlying such awards. A description of our PSUs is set forth in the “Long-Term Incentives” section of the CD&A.

(3)	This column reflects the number of RSUs awarded to the NEOs in August 2019. A description of our RSUs is set forth in the “Long-Term Incentives” section of the CD&A.

(4)

The amounts reported in this column represent the grant date fair value of each equity-based award as determined pursuant to FASB ASC Topic 718 (disregarding any estimates of forfeitures). Please refer to Note 18 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2020 for a discussion of additional assumptions used in calculating grant date fair value. The values reported in this column for the PSU awards granted in August 2019 were calculated at target.

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Outstanding Equity Awards at Fiscal Year End 2020

	Option Awards(1)					Stock Awards(1)

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Christopher Rossi	NA				NA

						8/1/2017	(a)	9,600	275,616

						8/1/2017	(b)	28,120	807,325	—	—

						8/1/2018	(a)	22,072	633,687

						8/1/2018	(b)	18,623	534,666	16,554	475,265

						8/15/2019	(a)	53,918	1,547,986

						8/15/2019	(b)	—	—	53,918	1,547,986

Totals								132,333	3,799,280	70,472	2,023,251

Damon Audia	NA				NA

						10/1/2018	(a)	58,102	1,668,108

						10/1/2018	(b)	4,986	143,148	4,432	127,243

						8/15/2019	(a)	14,116	405,270

						8/15/2019	(b)	—	—	14,116	405,270

Totals								77,204	2,216,527	18,548	532,513

Peter A. Dragich	8/1/2013	7,958	—	45.24	8/1/2023

	8/1/2014	8,547	—	42.13	8/1/2024

	8/1/2015	35,473	—	31.69	8/1/2025

						8/1/2017	(a)	3,106	89,173

						8/1/2017	(b)	9,098	261,204	—	—

						8/1/2018	(a)	7,324	210,272

						8/1/2018	(b)	6,180	177,428	5,493	157,704

						8/15/2019	(a)	11,886	341,247

						8/15/2019	(b)	—	—	11,887	341,276

Totals								37,594	1,079,324	17,380	498,980

Ronald L. Port	8/1/2015	10,373	—	31.69	8/1/2025

						8/1/2017	(a)	1,197	34,366

						8/1/2017	(b)	1,558	44,730	—	—

						2/1/2018		1,986	57,018

						8/1/2018	(a)	5,338	153,254

						8/1/2018	(b)	4,503	129,281	4,003	114,926

						8/15/2019	(a)	11,444	328,557

						8/15/2019	(b)	—	—	11,445	328,586

Totals								26,026	747,206	15,448	443,512

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

	Option Awards(1)					Stock Awards(1)

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Judith L. Bacchus	8/1/2013	6,963	—	45.24	8/1/2023

	8/1/2014	8,547	—	42.13	8/1/2024

	8/1/2015	18,338	—	31.69	8/1/2025

						8/1/2017	(a)	1,518	43,582

						8/1/2017	(b)	4,445	127,616	—	—

						8/1/2018	(a)	2,707	77,718

						8/1/2018	(b)	2,284	65,574	2,030	58,281

						8/15/2019	(a)	6,262	179,782

						8/15/2019	(b)	—	—	6,262	179,782

Totals								17,216	494,271	8,292	238,063

Notes and Supplemental Table to “Outstanding Equity Awards at Fiscal Year End 2020” Table

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

(1)	Vesting Information:

Grant Date	Vesting Schedule

8/1/2017	(a) The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.
(b) The PSU awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three-year period if the performance conditions for each year are satisfied. The ROIC performance conditions underlying Year 1 (Fiscal 2018) of the performance period for this award were achieved and deemed earned by the Compensation Committee as of June 30, 2018. The ROIC performance conditions underlying Year 2 (Fiscal 2019) of the performance period for this award were achieved and deemed earned by the Compensation Committee as of June 30, 2019. The ROIC performance conditions underlying Year 3 (Fiscal Year 2020) of the performance period were not achieved and therefore not deemed earned by the Compensation Committee as of June 30, 2020. The TSR modifier for Years 1 through 3 (Fiscal Years 2017, 2018 and 2019) of the performance period were achieved at Threshold and deemed earned by the Compensation Committee as of June 30, 2020. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period.

2/1/2018	The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

8/1/2018	(a) The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.
and 10/1/2018 in the case of Mr. Audia	(b) The PSU awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three-year period if the performance conditions for each year are satisfied. The ROIC performance conditions underlying Year 1 (Fiscal 2019) of the performance period for this award were achieved and deemed earned by the Compensation Committee as of June 30, 2019. The ROIC performance conditions underlying Year 2 (Fiscal 2020) of the performance period for this award were not achieved and therefore not deemed earned by the Compensation Committee as of June 30, 2020. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period. The number of PSUs which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested” column based on achieving target performance goals.

8/15/2019	(a) The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.
(b) The PSU Awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three year period if the performance conditions for each year are satisfied. The ROIC performance conditions underlying Year 1 (Fiscal 2020) of the performance period for this award were not achieved and therefore not deemed earned by the Compensation Committee as of June 30, 2020. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period. The number of PSUs which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, units or Other Rights that have Not Vested” column based on achieving target performance goals.

(2)	Market value is calculated using the closing price of our common stock on June 30, 2020 ($28.71).

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

Option Exercises and Stock Vested In 2020

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)(2)

Christopher Rossi	—	—	20,636	684,083

Damon Audia	—	—	29,050	850,584

Peter A. Dragich	—	—	47,426	1,549,195

Ronald L. Port	—	—	11,645	382,338

Judith L. Bacchus	—	—	15,635	518,300

Notes and Supplemental Tables to Option Exercises and Stock Vested in 2020 Table

(1)

These values represent the aggregate dollar amount realized upon vesting. The value is calculated by multiplying the number of shares of stock that vested by the market value of the shares on the vesting date.

(2)

Regarding the vesting of RSU awards, our NEOs surrendered shares to satisfy tax withholding requirements, which reduced the actual value they received upon vesting. The number of shares surrendered and the corresponding value of those shares is shown below.

Name	Number of Shares Surrendered for Tax Withholding	Value of Shares Surrendered ($)

Christopher Rossi	6,289	208,480

Damon Audia	9,877	289,199

Peter A. Dragich	14,686	479,991

Ronald L. Port	3,419	112,094

Judith L. Bacchus	4,602	152,556

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

The following table shows benefits our NEOs are entitled to under our retirement programs, which are described more fully in the narrative that follows and in the CD&A.

2020 Pension Benefits

Name(1)	Plan Name(2)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(3) ($)	Payments During Last Fiscal Year ($)

Christopher Rossi	N/A	N/A	N/A	N/A

Damon Audia	N/A	N/A	N/A	N/A

Peter A. Dragich	ERP	7.7	1,430,192	N/A

Ronald L. Port	N/A	N/A	N/A	N/A

Judith L. Bacchus	ERP	9.1	1,231,428	N/A

Notes to 2020 Pension Benefits Table

(1)	Messrs. Rossi, Audia and Port do not participate in the Company’s Executive Retirement Program.

(2)	Refer to the “Retirement Programs” section below for a narrative description of the material factors of the ERP.

(3)

The accumulated benefit is based on the NEO’s historical compensation, length of service, the plan’s provisions, and applicable statutory and regulatory requirements. The present value has been calculated assuming the NEO will remain in service until age 62 for the ERP. Vesting schedules under the plans are disregarded for purposes of these calculations. Refer to Note 14 to the financial statements in Kennametal’s Annual Report on Form 10-K for 2020 for a discussion of additional assumptions used in calculating the present value.

2020 Nonqualified Deferred Compensation

The Company maintains the Kennametal Restoration Plan, a non-qualified retirement plan for the benefit of certain of our highly compensated executives. Under this plan, NEOs may make pre-tax contributions of up to 50% of their base compensation and up to 100% of their AIP. The plan provides for a “make-whole” Company contribution equal to the maximum matching, if any, contribution not provided to eligible employees under the TPP on compensation in excess of the Internal Revenue Code (IRC) Section 401(a)(17) dollar limits ($285,000 for 2020) applicable to the TPP. NEOs contributions are vested when made. Company contributions are vested when made, subject, however, to later forfeiture in the event the NEO is terminated for cause or engages in any business activities determined to be in competition with the Company. The NEO contributions, Company contributions and earnings thereon are invested in the same “notional options” available under the TPP, except participants may not select investments available under the TPP through the self-directed investment or brokerage option, and are ultimately paid out in cash, in accordance with elections made by the participant.

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

For Fiscal 2020, all of our NEOs participated in the Kennametal Restoration Plan. The following table provides, for each NEO, their contributions, the Company’s contributions, the aggregate earnings and withdrawals in Fiscal 2020 and the aggregate balance, each under the Kennametal Restoration Plan, as of June 30, 2020.

Name	Executive Contributions During FY ($) (1)	Registrant Contributions During FY ($) (2)	Aggregate Earnings During FY ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE ($) (4)

Christopher Rossi	127,653	99,501	18,398	138,476	284,815

Damon Audia	72,682	39,971	1,145	—	136,884

Peter A. Dragich	523,599	29,431	30,012	—	1,501,056

Ronald L. Port	36,482	20,640	3,007	—	135,066

Judith L. Bacchus	30,432	14,466	(8,231)	—	113,260

Notes to 2020 Nonqualified Deferred Compensation Table

(1)	Amounts reflected are included in the “Salary” column of the Summary Compensation Table above.

(2)	Amounts reflected are included in the “All Other Compensation” column of the Summary Compensation Table above.

(3)	Amounts reflected are not included as compensation for the relevant NEOs in the Summary Compensation Table above.

(4)

Registrant contributions during the Fiscal Year were previously stated in the Supplemental Table to the Summary Compensation Table. For Messrs. Rossi, Audia, Dragich, Port and Ms. Bacchus, contributions were $99,501, $39,971, $29,431, $20,640 and $14,466, respectively.

Retirement Programs

Qualified Defined Contribution Plan. The TPP is a defined contribution plan that the Company established to encourage investment and savings for eligible employees of business units, business entities and locations of Kennametal and its affiliates. Most eligible employees may elect to contribute from 1% to 50% of their salary to the TPP in the form of pre-tax, after-tax and/or Roth contributions. Unless they make a contrary election, any eligible employee who does not elect to participate by the first payroll period occurring no earlier than 45 days nor later than 90 days after first becoming eligible will have a 3% pre-tax contribution made on his or her behalf.

Participating employees receive a Company matching contribution of 100% of employee pre-tax, after tax and/or Roth contributions up to 6% of eligible compensation. Matching contributions made to eligible employees working after January 1, 2017 are 100% vested and can be made in the form of cash or Kennametal stock. The employee contributions, Company contributions and earnings thereon are invested and ultimately paid out in accordance with elections made by the participant. Participants have the right to direct the TPP trustee regarding how to vote any shares of Company stock held in their accounts. Shares as to which no instructions are received are voted by the trustee in its sole discretion. See the Summary Compensation Table and accompanying notes for more information about Company contributions to the NEO’s accounts.

Non-Qualified Plans. Our ERP, a non-qualified retirement plan, provides a formula-based benefit to eligible NEOs that is payable on a lump sum basis. The amount of the benefit is based upon an executive’s accrued benefit percentage (which varies by age) and compensation (base salary together with AIP target awards averaged for the three most recent fiscal years). ERP benefits vest once an executive’s accrued benefit

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

percentage reaches 150%. If an executive terminates employment prior to reaching age 62, then the accrued benefit percentage is reduced to reflect the accrued benefit percentage that was applicable to the executive two years prior to the date of termination. The ERP was frozen as of December 31, 2016, with no new participants permitted into the ERP and those in the ERP as of December 31, 2016, are grandfathered in the ERP.

The Kennametal Restoration Plan, a non-qualified retirement plan, allows eligible NEOs to make pre-tax contributions on eligible compensation in excess of the Internal Revenue Code (IRC) Section 401(a)(17) dollar limits ($285,000 for 2020) applicable to the TPP. In addition, it provides for a “make whole” Company contribution equal to the maximum matching contributions not provided to eligible employees under the TPP on compensation in excess of this IRC limit on compensation that can be taken into account by the TPP. Company contributions are vested when made, however, subject to later forfeiture in the event the NEO is terminated for cause or engages in any business activities determined to be in competition with the Company. The NEO contributions, Company contributions and earnings thereon are invested in the same “notional options” available under the TPP (other than the brokerage option) and ultimately paid out in cash, in accordance with elections made by the participant.

72	| KENNAMETAL INC. 2020 Proxy Statement

Equity Compensation Plans

Our equity compensation plans are summarized below. Grant practices and related information are generally described in the CD&A.

Kennametal Inc. 2016 Stock and Incentive Plan. The 2016 Plan, a shareowner approved plan, provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, PSU awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards and other share-based awards. The aggregate number of shares available for issuance under the 2016 Plan as of June 30, 2020 was 2,940,353 and was 1,177,584 following annual grants made on August 15, 2020.

Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013 and as further amended January 27, 2015). The A/R 2010 Plan, a shareowner approved plan, provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, PSU awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards and other share-based awards.

The “Prior Stock Plans” consist of the 2002 Plan, the 2010 Plan and the A/R 2010 Plan, all of which were shareowner approved plans that provided for the granting of nonstatutory and incentive stock options and certain share awards. Although options and RSUs are outstanding under the Prior Stock Plans, no further awards may be made under those plans.

The Performance Bonus Stock Plan of 1995, as amended and restated on December 30, 2008 (the “Bonus Stock Plan”) provided for the issuance of not more than 1,500,000 shares, of which 121,183 remain available for issuance, as of June 30, 2020 (121,183 shares remain as of August 15, 2020). The Bonus Stock Plan permitted certain persons (including management and/or senior executives of the Company or its subsidiaries) who participated in the Kennametal Inc. AIP, as amended, and certain other performance-based bonus compensation plans to (i) elect to receive shares of the Company’s capital stock in lieu of all or any portion of cash bonus compensation owed to such person; and/or (ii) elect to have stock credits, in lieu of all or any portion of cash bonus compensation owed to such person, credited to an account established for such person by the Company. For Fiscal 2020, the above mentioned election options under the Bonus Stock Plan were not made available to AIP participants.

The Directors Stock Incentive Plan, which is a non-shareowner approved plan, provides for the issuance of not more than 400,000 shares, of which 88,048 remain available for issuance, as of June 30, 2020 (88,048 shares remain as of August 15, 2020). The plan allows any non-employee director to elect to receive shares of our capital stock in lieu of all or a portion of any Board or committee compensation that is otherwise payable to such non-employee director in any plan year or to receive stock credits for any Board or committee compensation that is deferred for any plan year pursuant to the Deferred Fee Plan.

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EQUITY COMPENSATION PLANS

The following table sets forth information about our equity compensation plans as of June 30, 2020.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights A(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights B(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) C

Equity compensation plans approved by shareowners(3)	2,310,004	33.60	3,061,536

Equity compensation plans not approved by shareowners(4)	133,468		88,048

TOTAL	2,443,472	33.60	3,149,584

(1)

This column also includes stock credits issued under the Bonus Stock Plan and Directors Stock Incentive Plan, RSUs granted under the 2002 Plan, 2010 Plan, A/R 2010 Plan, and 2016 Plan, PSUs granted at target under the 2002 Plan and the 2010 Plan, which are then adjusted from target to units deemed earned based on the results of the annual performance period. For a description of the stock credits issued under the Bonus Plan see “Equity Compensation Plans” above. For a description of the stock credits issued under the Directors Stock Incentive Plan, see “Equity Compensation Plans” above and “Board of Directors Compensation and Benefits — Overview of Director Compensation — Directors Stock Incentive Plan.” For a description of the RSUs and PSUs issued under the 2002 Plan, the 2010 Plan, and the 2016 Plan, see the CD&A.

(2)

The calculations of the weighted average exercise prices shown in this column do not include stock credits issued under the Bonus Stock Plan or the Directors Stock Incentive Plan, RSUs issued under the 2002 Plan, 2010 Plan, A/R 2010 Plan, and 2016 Plan or PSUs issued under the 2002 Plan and the 2010 Plan.

(3)

This row includes information related to the 2002 Plan, the 2010 Plan, the A/R 2010 Plan, the 2016 Plan and the Bonus Stock Plan. As noted above, no further grants may be made from the 2002 or 2010 Plans. As of June 30, 2020, the number of securities available for future issuance under the 2016 Plan, other than upon the exercise of options, warrants or rights was 2,940,353 of which 2,316,948 can be granted as full value awards. The number of shares available for future issuance under the Bonus Stock Plan is 121,183.

(4)	This row includes information related to the Directors Stock Incentive Plan. For a description of the Directors Stock Incentive Plan, see “Equity Compensation Plans” above.

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Potential Payments Upon Termination or Change in Control

In certain circumstances, our standard Officer’s Employment Agreement (the “Employment Agreement”) provides for post-termination payments to our NEOs upon termination of employment and/or in the event of a change in control. The material provisions of the Employment Agreement, which include certain restrictive covenants, are described in the CD&A. Under the Employment Agreement, the amount a NEO would receive upon termination of his or her employment depends on the reason for his or her termination and whether the termination is in connection with a change in control. Our stock and incentive plans and programs, and certain of our retirement plans also include change in control provisions. The following discussion explains the effects of termination, both within and outside of the context of a change in control, under the Employment Agreement, our stock and incentive plans and programs, and our applicable retirement plans.

Termination of Employment — Definitions

The terms set forth below generally have the following meanings under the Employment Agreement and as used in this section:

“Change in Control” — means a change in control transaction of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended. Transactions that would be deemed a Change in Control include:

•	A merger with any other corporation or entity other than one in which the Company owns all of the outstanding equity interests;

•	A sale of all or substantially all of the Company’s assets; and

•

The acquisition of 25% or more of the outstanding shares of the Company or the voting power of the outstanding voting securities of the Company together with or followed by a change in our Board’s composition such that a majority of the Board’s members does not include those who were members at the date of the acquisition or members whose election or nomination was approved by a majority of directors who were on the Board prior to the date of the acquisition.

“Cause” — generally means that the executive: (a) is guilty of malfeasance, willful misconduct or gross negligence in the performance of his duties; (b) has not made his services available to the Company on a full-time basis; or (c) has breached the non-competition provisions of the Employment Agreement.

“Date of Termination” — generally means: (a) if executive’s employment is terminated due to his death or retirement, the date of death or retirement, respectively; or (b) if executive’s employment is terminated for any other reason, the date on which the termination becomes effective as stated in the written notice of termination given to or by the executive.

“Good Reason” — generally means the occurrence of any of the following at or after a Change in Control: (a) a material diminution of responsibilities or such executive’s reporting responsibilities, titles or offices, as in effect immediately prior to a Change in Control; (b) a material reduction in base salary as in effect immediately prior to any Change in Control; (c) failure to provide comparable levels of incentive compensation; (d) a material reduction in benefit programs; (e) failure to obtain the assumption of the Employment Agreement by any successor Company; (f) the relocation of the executive to a facility more than 50 miles from present location; or (g) any purported termination of the executive by Kennametal, which is not for Cause or as a result of the executive’s death.

Termination of Employment — Outside of a Change in Control

Termination Provisions under the Employment Agreement

Cash Severance. If, with Board authorization, we involuntarily terminate an executive officer’s employment prior to a Change in Control and not for Cause, the executive is entitled to cash severance equal to 12 months of

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

base salary as of the date of termination, payable as a lump sum, except for Mr. Rossi, who is entitled to cash severance equal to 24 months of base salary as of the date of termination, payable as a lump sum. Our executive officers are not entitled to severance under any other termination scenario outside of a Change in Control context.

Termination Provisions Under Our Equity Compensation Plans and Programs

We provide equity-based long-term incentive awards (LTI) and, in the past, have provided cash-based long-term incentive awards (Cash LTIP) for executives. (Please see the discussion in the CD&A for further details of these programs.) LTI awards are granted under the 2016 Plan; however, certain of our NEOs also have restricted stock or stock option awards that are outstanding and were granted under the 2002 Plan, the 2010 Plan and the A/R 2010 Plan, before the 2016 Plan was adopted.

The 2002 Plan, the 2010 Plan, A/R 2010 Plan and the 2016 Plan do not provide for additional benefits in the event of termination of employment except in the case of death, disability and retirement.

Death and Disability:

•

Stock Option Awards — All options become fully vested and exercisable in full as of the date the awardee’s employment is terminated, with such options being exercisable for a period following termination of the lesser of three years or the remaining original option term.

•	Restricted Stock and RSU Awards — All unvested restricted shares and RSUs become fully vested and all restrictions lapse as of the date the awardee’s employment is terminated.

•

PSU Awards — In the event an awardee’s employment is terminated during the performance period because of death or disability, the service condition applicable to such awards will be waived. For completed fiscal years, the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For fiscal years not completed, the performance conditions will be deemed to have been achieved at the target level and the awardee will be deemed to have earned for each such fiscal year a number of PSUs that were able to be earned for such fiscal year at the target level. In the event an awardee’s employment is terminated during the period between the end of the performance period and the payment date on account of death or disability, the service condition applicable to the award will be waived and the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions prior to the date of death or disability (as described in this section).

Retirement:

•	Stock Option Awards

•

2002 Plan — Unvested stock options continue to vest in accordance with their original vesting schedule for a two-year period following termination, with such options being exercisable for a period following termination of the lesser of three years or the remaining original option term. Any remaining unvested stock options are forfeited after the expiration of the two-year period.

•

2010 Plan, A/R 2010 Plan and 2016 Plan — All options become fully vested and exercisable in full as of the date awardee’s employment is terminated, except in the case of early retirement under the 2016 Plan, in which case a pro-rata proportion of the options become vested and exercisable based upon the ratio of the number of days of employment during the vesting period, with the balance forfeited. In each case, vested options are exercisable for a period following termination of the lesser of three years or the remaining original option term.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

•

Restricted Stock and RSU Awards — All unvested restricted shares and RSUs become fully vested and all restrictions lapse as of the date the awardee’s employment is terminated, except in the case of early retirement under the 2016 Plan, in which case a pro-rata portion of the unvested restricted shares and RSUs become vested based upon the ratio of the number of days of employment during the vesting period in relation to the vesting period, with the balance forfeited.

•

PSU Awards — In the event a retirement eligible awardee’s employment is terminated because of retirement during the performance period, the amount of a PSU award to be paid, if any, will be determined as follows. For completed fiscal years, the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For the fiscal year in which the termination occurs, the awardee will be entitled to receive a pro rata portion of the PSUs that have been earned based on the ratio of the number of complete months the awardee was employed during the performance period to the total number of months in the performance period. All other PSUs granted under the award, including PSUs that could have been earned for fiscal years after the fiscal year in which the termination occurred, will be cancelled and forfeited without payment by the Company.

Non-Competition Provisions:

•

The right to exercise a stock option or vest in any restricted shares, RSUs, or PSUs is conditioned on compliance with certain non-competition provisions during employment and for two years after employment ends. Further, if the NEO received or is entitled to the delivery or vesting of stock during the last 12 months of employment or during the 24 months following termination, the Board of Directors may require the executive to forfeit the shares if it deems the executive engaged in Injurious Conduct (as defined in the plan documents).

Termination Provisions Under Certain of Our Retirement Plans

We maintain various retirement plans: the ERP, the Kennametal Restoration Plan, and the TPP (a 401(k) plan). A full summary of all plans is set forth in the CD&A. The ERP was frozen as of December 31, 2016, with no new participants permitted into the ERP and those in the ERP as of December 31, 2016, are grandfathered in the ERP. Not all NEOs participate in each plan. Mr. Dragich and Ms. Bacchus are the only two NEOs that participate in the ERP. The amount payable under each retirement plan for each eligible NEO is determined by the plan’s benefit formula. The amount of benefits varies based upon the plan, the NEO’s years of service with us, and the NEO’s compensation. There are no additional benefits provided to any NEO in the event of termination of employment prior to a Change in Control. The right to receive benefits under the ERP and the Restoration Plan is conditioned on certain non-competition and non-solicitation provisions applicable during employment and for the three-year period following termination. The Compensation Committee reserves the right to take legal action to recover benefits that have already been paid.

Please see the tabular disclosures in the 2020 Pension Benefits table above as well as the narrative discussion following that table for more information on these plans.

Termination of Employment — In Connection with a Change in Control

Termination Provisions under the Employment Agreement

Cash Severance. For Messrs. Rossi, Audia and Port and Ms. Bacchus, if employment is terminated within six months prior to a Change in Control or two years after a Change in Control, Messrs. Rossi, Audia and Port and Ms. Bacchus will receive two-times his or her base salary at the rate in effect on the date of the termination and two-times his or her target bonus for the year in which the termination occurred.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

If the employment of Mr. Dragich is terminated upon a Change in Control or within three years after a Change in Control, either for Good Reason or by the company other than for Cause or disability, Mr. Dragich will receive in cash as severance pay an amount equal to the product of:

(i) the lesser of:

(x) two and eight tenths (2.8),

(y) a number equal to the number of calendar months remaining from the Date of Termination to the executive’s retirement date (defined in the Employment Agreement), divided by twelve (12), or

(z) a number equal to the product obtained by multiplying thirty-six (36) less the number of completed months after the date of the Change in Control during which the executive was employed and did not have Good Reason for termination, times one-twelfth (1/12).

times

(ii) the sum of:

(x) the executive’s base salary at the annual rate in effect on the Date of Termination (or, if greater, at the annual rate in effect on the first day of the calendar month immediately prior to the Change in Control), plus

(y) the average of any bonuses which the executive was entitled to or paid during the three most recent fiscal years ending prior to the Date of Termination or, if the executive is employed for less than one year, the target bonus for the year in which the termination occurred.

Continuation of medical and welfare benefits. For a two-year period following the Date of Termination (or three-years for Mr. Dragich), each listed NEO, will receive the same or equivalent medical, dental, disability and group insurance benefits that he or she received at the Date of Termination.

To the extent that the benefits cannot be provided by law or plan provision, the Company will make a payment to the executive equal to the difference between the amounts that would have been paid under the programs and the amount paid, if any, by the executive.

Termination Provisions Under Our Equity Compensation Plans and Programs

Equity-based and other cash-based long-term incentive awards. The following provisions apply to previously granted and outstanding awards in the event of a Change in Control.

2002 Plan, 2010 Plan and A/R 2010 Plan — Unless the Board determines otherwise by resolution prior to a Change in Control, under the 2002 Plan, and in the event of a Change in Control under the 2002 Plan, the 2010 Plan and the A/R 2010 Plan, all options will become exercisable in full immediately prior to the Change in Control and all restricted shares, RSUs, PSUs and Cash LTIP awards will become immediately vested and all restrictions on those awards will lapse immediately prior to the Change in Control. Under the 2010 Plan and A/R 2010 Plan, for completed fiscal years, the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions applicable to such fiscal year, while for fiscal years not completed, the performance conditions will be deemed to have been achieved at target level and the awardee will be deemed to have earned for such fiscal year a number of PSUs that were able to be earned for such fiscal year at the target level. In addition, under each of the three plans, all options held by an employee who is terminated for any reason during the two years following a Change in Control will immediately vest in full and may be exercised at any time within the three-month period following the date of termination

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

(regardless of the expiration date of the option). Similarly, all restricted shares, RSUs, PSUs and Cash LTIP awards held by an employee who is terminated for any reason during the two years following a Change in Control will automatically vest and all restrictions will lapse.

A/R 2010 Plan, as amended, and the 2016 Plan – For LTIP awards made after Amendment No. 1 to the A/R 2010 Plan dated January 27, 2015, and LTIP awards made under the 2016 Plan, a “double-trigger” applies. Therefore, Cash LTIP awards made under the A/R 2010 Plan, as amended, performance share awards made under the 2016 Plan, and restricted shares, RSU and PSU awards made under both, that are held by an employee who is terminated will not automatically vest, nor will the restrictions lapse, unless a Change in Control occurs and the employee is involuntarily terminated by us or our successor (other than for Cause or voluntary termination by the employee other than for Good Reason, or, under the amended A/R 2010 Plan, for death or Disability) within 6 months prior to a Change in Control or within 2 years following a Change in Control.

Termination Provisions Under Our Retirement Plans

In the event of a Change in Control, Mr. Dragich and Ms. Bacchus will become 100% vested in the ERP (to the extent such executive’s benefits have not already vested); provided, however, that with or without a Change in Control, such amount would be reduced by a forfeiture of the last 24 months of credited service for a termination of employment prior to age 62. Receipt of the ERP benefits are conditioned upon compliance with the non-competition and non-solicitation provisions described above. However, under the ERP, if a participant’s employment is terminated (other than in connection with death or disability, and regardless of whether a Change in Control has occurred) prior to attainment of age 62, then the ERP provides that the participant will forfeit the last 24 months of credited service under the ERP. Similar to the A/R 2010 Plan amendment made on January 27, 2015, the Compensation Committee also amended the ERP to implement a “double-trigger” for benefits awarded on or after January 27, 2015. Therefore, in order for ERP benefits to automatically vest and all restrictions to lapse, a Change in Control must take place and an executive must be involuntarily terminated by us or our successor (other than for “cause,” death, Disability or a voluntary termination by the employee other than for Good Reason) within 6 months prior to a Change in Control or within 2 years following a Change in Control.

A Change in Control will not impact any rights of any executive under the TPP or Kennametal Restoration Plan.

The present value of accumulated benefit under the ERP for the participating NEOs and the aggregate balance under the Kennametal Restoration Plan for the participating NEOs are provided in the 2020 Pension Benefits Table and the 2020 Nonqualified Deferred Compensation Table, respectively, each set forth above.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following tables detail the incremental payments and benefits (above those already disclosed in this Proxy Statement) to which the NEOs would have been entitled under each termination of employment and Change in Control scenario, assuming the triggering event occurred on June 30, 2020. On that date, the stock price was $28.71. The actual amounts that may be payable to any other NEO on a separation from the Company can only be determined at the time of the actual separation and may differ from the amounts set forth in the tables below based on various factors. Please also see the footnotes to the tables below for additional information.

Christopher Rossi	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment

Severance (1)	$1,865,326	$—	$—	$—	$4,103,717	$—

Stock Options (Unvested) (2)	$—	$—	$—	$—	$—	$—

Restricted Units (Unvested) (3)	$—	$2,457,289	$2,457,289	$—	$2,457,289	$—

Performance Units (Unvested) (3)	$—	$2,557,917	$2,557,917	$—	$2,557,917	$—

ERP (4)	$—	$—	$—	$—	$—	$—

Health & Welfare Benefits Continuation (5)	$—	$—	$—	$—	$44,509	$—

Life Insurance Proceeds (6)	$—	$—	$—	$—	$—	$—

Totals	$1,865,326	$5,015,206	$5,015,206	$—	$9,163,432	$—

Damon Audia	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$561,000	$—	$—	$—	$2,019,600	$—
Stock Options (Unvested) (2)	$—	$—	$—	$—	$—	$—
Restricted Units (Unvested) (3)	$1,668,108	$2,073,379	$2,073,379	$—	$2,073,379	$—
Performance Units (Unvested) (3)	$270,391	$675,661	$675,661	$—	$675,661	$—
ERP (4)	$—	$—	$—	$—	$—	$—
Health & Welfare Benefits Continuation (5)	$—	$—	$—	$—	$30,412	$—
Life Insurance Proceeds (6)	$—	$—	$—	$—	$—	$—

Totals	$2,499,499	$2,749,040	$2,749,040	$—	$4,799,052	$—

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Peter A. Dragich	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$472,399	$—	$—	$—	$2,490,509	$—
Stock Options (Unvested) (2)	$—	$—	$—	$—	$—	$—
Restricted Units (Unvested) (3)	$—	$640,692	$640,692	$—	$640,692	$—
Performance Units (Unvested) (3)	$—	$676,408	$676,408	$—	$676,408	$—
ERP (4)	$—	$—	$—	$—	$1,035,657	$1,430,192
Health & Welfare Benefits Continuation (5)	$—	$—	$—	$—	$73,938	$—
Life Insurance Proceeds (6)	$—	$900,000	$—	$—	$—	$—

Totals	$472,399	$2,217,100	$1,317,100	$—	$4,917,204	$1,430,192

Ronald L. Port	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$397,980	$—	$—	$—	$1,392,930	$—
Stock Options (Unvested) (2)	$—	$—	$—	$—	$—	$—
Restricted Units (Unvested) (3)	$—	$573,195	$573,195	$—	$573,195	$—
Performance Units (Unvested) (3)	$—	$572,793	$572,793	$—	$572,793	$—
ERP (4)	$—	$—	$—	$—	$—	$—
Health & Welfare Benefits Continuation (5)	$—	$—	$—	$—	$45,944	$—
Life Insurance Proceeds (6)	$—	$—	$—	$—	$—	$—

Totals	$397,980	$1,145,988	$1,145,988	$—	$2,584,863	$—

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Judith L. Bacchus	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$378,688	$—	$—	$—	$1,173,933	$—
Stock Options (Unvested) (2)	$—	$—	$—	$—	$—	$—
Restricted Units (Unvested) (3)	$144,354	$301,082	$301,082	$144,354	$301,082	$—
Performance Units (Unvested) (3)	$65,574	$303,637	$303,637	$65,574	$303,637	$—
ERP (4)	$—	$—	$—	$—	$897,860	$1,231,428
Health & Welfare Benefits Continuation (5)	$—	$—	$—	$—	$19,209	$—
Life Insurance Proceeds (6)	$—	$650,000	$—	$—	$—	$—

Totals	$588,616	$1,254,719	$604,719	$209,928	$2,695,721	$1,231,428

Footnotes to Potential Payments upon Termination or Change in Control Tables

(1)

Prior to a Change in Control, upon an involuntary, not for Cause termination, each named executive officer is assumed to receive the maximum severance payable under the provisions of his or her Employment Agreement (base salary for 24 months for Mr. Rossi and base salary for 12 months for each other NEO).

For purposes of these calculations, upon an involuntary termination, other than for Cause, following a Change in Control, or termination by the NEO for Good Reason following a Change in Control, each NEO is assumed to receive the maximum severance payable under the provisions of his or her Employment Agreement. For Messrs. Rossi, Audia and Port and Ms. Bacchus, this is an amount equal to two (2) times the base salary at the annual rate in effect on the Date of Termination and two (2) times the target bonus for the fiscal year in which the termination occurred. For Mr. Dragich, this is an amount calculated by multiplying (i) two and eight tenths (2.8), by (ii) the sum of (x) the executive’s base salary at the annual rate in effect on the Date of Termination (or, if greater, at the annual rate in effect on the first day of the calendar month immediately prior to Change in Control), plus (y) the average of any bonuses which Mr. Dragich was entitled to or paid during the three most recent fiscal years ending prior to the Date of Termination.

Each NEO’s Employment Agreement provides that certain severance payments will be cut back to amounts that do not exceed each NEO’s respective safe harbor limit, as defined under the golden parachute rules of Internal Revenue Code Section 280G.

(2)

The amounts shown represent for each NEO the intrinsic value of stock options that would have become vested and exercisable upon the various scenarios based on the fair market value of the Company’s stock on June 30, 2020 (the last business day of Fiscal 2020) and the exercise price for such option multiplied by the number of shares underlying such option. As of June 30, 2020, there were not any stock options that were unvested.

(3)

The amounts shown for each NEO represent for the value of restricted unit awards and performance unit awards that would have been subject to accelerated vesting upon the various scenarios based on the fair market value of the Company’s stock on June 30, 2020 (the last business day of Fiscal 2020) multiplied by the number of shares that would have vested under each such award. With respect to the performance units outstanding for which the applicable performance period had not been completed as of June 30,

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2020, the number of shares reported represents the full number of performance units that were able to be earned at the target level.

(4)

Upon a Change in Control, accrued benefits under the ERP will vest (to the extent not already vested). Under the ERP, if a participant’s employment is terminated (other than in connection with death or disability, and regardless of whether a Change in Control has occurred) prior to attainment of age 62, then the ERP provides that the participant will forfeit the last 24 months of credited service under the ERP.

(5)

For each NEO, these benefits consist of continued medical, dental, group term life, long term disability benefits, and accidental death and dismemberment for two (2) years for Messrs. Rossi, Audia and Port and Ms. Bacchus and for three (3) years for Mr. Dragich upon involuntary, not for Cause termination or upon termination by the executive for Good Reason in connection with a change in control, as provided under the terms of the executive employment agreements.

(6)	For certain NEOs, the company secures a life insurance policy payable to the executive’s beneficiary upon the executive’s death.

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CEO Pay Ratio for Fiscal Year 2020

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our CEO, Mr. Rossi, to the annual total compensation of our median employee. As permitted by SEC rules, we used Target Total Direct Compensation as our consistently applied compensation measure to determine our median employee from our employee population, excluding our CEO, as of June 30, 2020. Target Total Direct Compensation is defined as the sum of annual salary, target annual cash incentives and target long-term incentives. For hourly employees, the annual salary component of Target Total Direct Compensation was calculated using a reasonable estimate of hours worked and their hourly wage rate. We annualized Target Total Direct Compensation for 9,406 employees who were employed as of June 30, 2020 but were not employed for the full fiscal year. For our non-U.S. employees, we used the foreign exchange rates applicable at June 1, 2020 to convert their Target Total Direct Compensation into U.S. dollars.

After identifying the median employee, we calculated the annual total compensation for the median employee using the same methodology that we use for determining our CEO total compensation as disclosed in the Summary Compensation Table. For 2020, the median employee’s annual total compensation was $52,389 and Mr. Rossi’s annual total compensation was $4,798,228. Accordingly, the fiscal year 2020 ratio of annual total compensation for Mr. Rossi relative to our median employee’s annual total compensation is 91:1, which is a reasonable estimate that has been calculated in a manner consistent with the rules adopted by the SEC and is based on our records and the methodology described above.

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Proposal III. Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers

Our shareowners have the opportunity to vote to approve on a non-binding, advisory basis, the compensation paid to our named executive officers as disclosed in the Compensation Discussion and Analysis and the Executive Compensation section of this Proxy Statement, as required by Section 14A of the Exchange Act. This “Say on Pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A and the compensation tables and narrative included in the Executive Compensation section of this Proxy Statement.

At our 2017 annual meeting of shareowners, the Company held an advisory (non-binding) vote to determine the frequency of future Say on Pay votes. Based on the voting results for this proposal at the 2017 annual meeting, the Board determined that the Say on Pay vote will be conducted annually until the next advisory vote is held to determine the frequency of the Say on Pay vote, which will occur no later than our 2023 annual meeting of shareowners. We expect that the next Say on Pay vote will occur at the 2021 annual meeting.

We believe that our CD&A and other compensation disclosures included in this Proxy Statement evidence a sound and prudent compensation philosophy and set of policies and practices and that our compensation decisions are consistent with our Pay-for-Performance philosophy and related policies and practices. We also believe that the Company’s compensation programs effectively align the interests of our executive officers with those of our shareowners by tying a significant portion of our executives’ compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to the Company’s long-term success.

For the foregoing reasons, we are asking our shareowners to indicate their approval, on an advisory basis, of the compensation paid to our NEOs as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the CD&A and the compensation tables and narrative following the CD&A. While this vote is non-binding, the Company values the opinions of its shareowners and will consider the outcome of the vote when making future decisions concerning executive compensation.

The compensation paid to our named executive officers, as disclosed in this Proxy Statement, will be approved (on a non-binding advisory basis) if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, virtually or by proxy, at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR (ON A NON-BINDING, ADVISORY BASIS) THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE CD&A AND COMPENSATION TABLES AND NARRATIVE FOLLOWING THE CD&A.

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Ownership of Capital Stock by Directors, Nominees and Executive Officers

The following table sets forth beneficial ownership information as of August 15, 2020 for our directors, nominees, NEOs and all directors and executive officers as a group.

Name of Beneficial Owner	Total Beneficial Ownership of Common Stock (1)(2)	Stock Credits(3)	Performance Unit Awards(4)	Restricted Units(5)	Total Ownership of Common Stock(6)

Joseph Alvarado	4,343	—	—	8,522	12,865

Cindy L. Davis	49,588	—	—	8,136	57,724

William J. Harvey	70,031	2,537	—	8,136	80,704

William M. Lambert	25,714	—	—	8,136	33,850

Lorraine M. Martin	8,518	—	—	8,228	16,746

Timothy R. McLevish(7)	92,578	32,713	—	—	125,291

Sagar A. Patel	3,533	15,548	—	—	19,081

Christopher Rossi	93,717	—	18,623	112,347	224,687

Lawrence W. Stranghoener	54,108	78,425	—	—	132,533

Steven H. Wunning	87,391	13,194	—	8,136	108,721

Damon Audia	22,539	—	4,986	85,621	113,146

Peter A. Dragich	98,891	—	6,180	25,691	130,762

Ronald L. Port	30,248	—	4,503	26,416	61,167

Judith L. Bacchus	62,844	—	2,284	13,169	78,297

Directors and Executive Officers as a Group (18 persons)	749,501	142,416	39,228	383,219	1,314,364

(1)

No individual beneficially owns in excess of one percent of the total shares outstanding. Directors and executive officers as a group beneficially owned 0.9% of the total shares outstanding as of August 15, 2020. Unless otherwise noted, the shares shown are subject to the sole voting and investment power of the person named.

(2)

In accordance with SEC rules, this column also includes shares that may be acquired pursuant to stock options that are exercisable as of August 15, 2020 or will become exercisable within 60 days of August 15, 2020 as follows: Ms. Davis, 35,000 shares; Mr. Harvey, 49,000 shares; Mr. Lambert, 14,000 shares; Mr. McLevish, 35,000 shares; Mr. Stranghoener, 35,000 shares; Mr. Wunning, 35,000 shares; Mr. Dragich, 51,978 shares; Mr. Port, 10,373 shares; and Ms. Bacchus, 33,848 shares.

(3)

This column represents shares of common stock to which the individuals are entitled pursuant to their election to defer fees or bonuses as stock credits under the Directors Stock Incentive Plan, the AIP or its predecessor, the Performance Bonus Stock Plan, the 2002 Plan, the 2010 Plan, the A/R 2010 Plan, or the 2016 Plan.

(4)

This column represents FY19 PSUs that have been deemed earned by the Compensation Committee, but remain subject to the continued service condition of such awards. Holders of these PSUs have neither voting power nor investment power over these units, so they are not included in the “Total Beneficial Ownership” amounts included in the table. We show them because we include them in ownership calculations for internal purposes and they count towards the satisfaction of ownership requirements under our Stock Ownership Guidelines.

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OWNERSHIP OF CAPITAL STOCK BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

(5)

This column represents RSUs that were awarded to executives and directors under the 2010 Plan, the A/R 2010 Plan and the 2016 Plan. Holders of RSUs have neither voting power nor investment power over these units, so they are not included in the “Total Beneficial Ownership” amounts included in the table. We show them because we include them in ownership calculations for internal purposes and they count towards the satisfaction of ownership requirements under our Stock Ownership Guidelines.

(6)

This column includes the shares reported in the “Total Beneficial Ownership” column, as well as the stock credits, PSU awards and the RSUs columns. These numbers (excluding the options that will become exercisable within 60 days which are included in the “Total Beneficial Ownership” amounts included in the table) are used for purposes of determining compliance with our Stock Ownership Guidelines.

(7)	Timothy R. McLevish retired from the Board on January 1, 2020.

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Principal Holders of Voting Securities

The following table sets forth each person or entity that may be deemed to have beneficial ownership of more than 5% of our outstanding capital stock based upon information that was available to us as of August 25, 2020 in addition to the information in the filings as indicated in the footnotes below.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Outstanding Capital Stock

BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	9,666,180	11.7%

Wellington Management Group LLP(2) 280 Congress Street Boston, MA 02210	8,553,278	10.32%

The Vanguard Group, Inc.(3) 100 Vanguard Blvd. Malvern, PA 19355	7,942,399	9.58%

Ariel Investments, LLC(4) 200 East Randolph Street Suite 2900, Chicago, IL 60601	5,746,294	6.9%

(1)

Based solely on information included in Form 13G filed with the SEC on February 4, 2020 by BlackRock, Inc., BlackRock, Inc. had sole voting power with respect to 9,439,212 shares and sole dispositive power with respect to 9,666,180 shares, reported as 11.7% of the outstanding capital stock as of such date.

(2)

Based solely on information included in Form 13G filed jointly with the SEC on June 9, 2020 by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP each reported having shared voting power with respect to 7,734,014 shares and shared dispositive power with respect to 8,553,278 shares, reported as 10.32% of the outstanding capital stock as of such date. Wellington Management Company LLP reported having shared voting power with respect to 7,234,821 shares and shared dispositive power with respect to 7,703,686 shares, reported as 9.29% of the outstanding capital stock as of such date.

(3)

Based solely on information included in Form 13G filed with the SEC on February 12, 2020 by The Vanguard Group, Inc., The Vanguard Group, Inc. had sole voting power with respect to 80,525 shares, shared voting power with respect to 20,154 shares, sole dispositive power with respect to 7,853,401 shares, and shared dispositive power with respect to 88,998 shares, reported as 9.58% of the outstanding capital stock as of such date.

(4)

Based solely on information included in Form 13G filed with the SEC on February 14, 2020 by Ariel Investments, LLC, Ariel Investments, LLC had sole voting power with respect to 5,465,394 shares and sole dispositive power with respect to 5,746,294 shares, reported as 6.9% of the outstanding capital stock as of such date.

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Proposal IV. Approval of the Kennametal Inc. 2020 Stock and Incentive Plan

The Company’s 2020 Stock and Incentive Plan (the “2020 Plan”) was originally established under the name 2010 Stock and Incentive Plan and most recently adopted by the Company’s Board of Directors and approved by the Company’s shareowners as the 2016 Stock and Incentive Plan (the “2016 Plan”) on October 25, 2016. The 2016 Plan was recently amended and restated to reflect current best practices, renamed as the 2020 Plan and adopted by the Board of Directors, upon recommendation by the Compensation Committee, on July 27, 2020, subject to shareowner approval.

The 2020 Plan is the only Company plan providing for the issuance of equity-based awards. The Compensation Committee of the Board of Directors, which will administer the 2020 Plan, recommended the adoption of the 2020 Plan after reviewing the 2016 Plan and, based on that review, determining that an insufficient number of shares were available under the 2016 Plan to provide future grants of stock options and other share-based awards to the Company’s directors, officers and employees. As of August 15, 2020, approximately 1,177,584 shares remained available for issuance under the 2016 Plan. As of August 15, 2020, 639,959 stock options were outstanding with a weighted exercise price of $33.60 and a weighted average remaining term of 2.8 years, and 2,297,056 full-value awards were outstanding.

The principal features of the 2020 Plan are summarized below. The summary is qualified in its entirety by the full text of the 2020 Plan, which is set forth as Appendix B to this Proxy Statement. The principal amendments were to increase by 7,280,000 the total number of shares of the Company’s common stock reserved for issuance as awards under the 2016 Plan, and to reflect changes relating to Section 162(m) of the Internal Revenue Code (performance criteria and the transitional rules) as imposed by the Tax Cuts and Jobs Act. To reflect current best practices, the 2020 Plan also includes meaningful limits with respect to non-employee director compensation. To further align compensation with performance, the 2020 Plan also requires a minimum one-year vesting requirement for awards and prohibits the payment of dividends or dividend equivalents on unvested awards, or on any stock option, stock appreciation right or other purchase right.

In connection with our Compensation Committee’s recommendation that the 2020 Plan be adopted to provide for additional authorized shares, the compensation consultant for the Compensation Committee prepared a review and analysis of the shareowner cost and burn rate of the additional shares and determined, on a preliminary basis, that the dilutive impact of outstanding awards, including the additional shares, is within certain investor-based guidelines. In addition, the compensation consultant presented a burn rate analysis over the prior three-year period estimating a burn rate of 1.55%, less than the industry cap for the Company of 3.64%. Share dilution was presented to our Compensation Committee for its review. The compensation consultant estimated that the new shares would be utilized in approximately three (3) years, assuming no cancellation of outstanding awards. In order to minimize the dilutive effect of the 2020 Plan, the Company will continue to utilize a fungible share design, whereby each share of common stock subject to an award that is not a stock option or stock appreciation right counts as 2.22 shares against the number of shares the Company has available for issuance under the 2020 Plan.

Our Compensation Committee and Board have determined that the adoption of the 2020 Plan is necessary in order to:

•	maintain and strengthen the Company’s ability to attract and retain key employees and directors, who are largely responsible for the Company’s overall financial performance;

•	support our strategy of using at-risk equity-based compensation (over fixed cash-based compensation) as a key component of employee and director compensation; and

•	provide incentives to our executive team in the form of equity-based awards that align their interests with those of our shareowners.

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PROPOSAL IV. Approval of the Kennametal Inc. 2020 Stock and Incentive Plan

Absent shareowner approval, the 2020 Plan will not become effective and the 2016 Plan will continue in effect in its current form without any increase in shares. As the 2020 Plan (like the predecessor 2016 Plan) is discretionary, it is not possible at present to determine the amount or form of any awards that will be granted or available for grant to any person in the future under the 2020 Plan. Because our executive officers and directors are eligible to receive awards under the 2020 Plan, they may be deemed to have a personal interest in the adoption of this proposal.

General

The following description is intended to summarize the material provisions of the 2020 Plan. The complete text of the 2020 Plan is attached as Appendix B to this Proxy Statement. To the extent the description below differs from the text attached in Appendix B, the text of the 2020 Plan governs the terms and provisions of the 2020 Plan.

Administration. The 2020 Plan will be administered by the Board of Directors and/or any committee appointed by the Board to administer the 2020 Plan (the “Plan Administrator”). The Compensation Committee will act as the Plan Administrator with respect to employee awards and the Board will act as the Plan Administrator with respect to non-employee director awards. Subject to the terms of the 2020 Plan, the Plan Administrator may select from any non-employee director, officer, employee or consultant those eligible individuals to whom awards may be granted. The Plan Administrator will determine the terms and conditions of the awards to be granted under the 2020 Plan, not to be inconsistent with the 2020 Plan, including any conditions which must be met in order for such award to have value. Additionally, the Plan Administrator may designate one or more officers or directors of the Company to act as a designated administrator under the plan, provided that (i) such designated administrator’s authority is limited to a fixed total number of shares that the administrator may grant pursuant to such designation, (ii) such designated administrator may not grant an award to himself or herself, and (iii) such designation shall otherwise comply with the requirements of Pennsylvania state law.

Eligibility. Awards, in the form of stock options, stock appreciation rights, performance share awards, performance unit awards, restricted stock awards, restricted unit awards, share awards, stock unit awards, other share based awards and incentive cash bonus awards may be granted under the 2020 Plan to officers and employees of the Company or any parent or subsidiary, including prospective officers and employees. There currently are approximately eight officers and 290 other employees of the Company who may be eligible for discretionary grants generally under the 2020 Plan, including each of our named executive officers set forth in this Proxy Statement, although other employees are expected to receive awards under the 2020 Plan. Awards also may be made to consultants engaged by the Company or any parent or subsidiary under the 2020 Plan, although there are currently no consultants who are eligible to participate in the 2020 Plan. No determination has been made as to the individuals to whom discretionary awards may be granted or the amount or terms and conditions of any such award that may be granted under the 2020 Plan in the future. Directors who are not employees of the Company are entitled under the 2020 Plan to receive annual grants of options for up to 40,000 shares, restricted stock or unit awards with a fair market value of up to $500,000 and performance share or unit awards with a fair market value of up to $500,000. There are currently eight non-employee directors who are eligible to participate in the 2020 Plan. Each new Director receives a stock option grant to purchase twice the number of shares provided in the stock option most recently granted to the Directors and a restricted stock or unit award based on the number of shares provided in the restricted stock or unit award most recently granted to the Directors, but pro-rated for the amount of the fiscal year remaining as of the first date of service. The options will be granted with an exercise price equal to the fair market value of the capital stock on the date of grant. The 2020 Plan also provides that a non-employee director may not receive total compensation for any fiscal year of the Company that exceeds $850,000. For this purpose, with respect to each non-employee director, total compensation is the sum of the grant date fair value of any equity or equity based awards granted during the fiscal year, the amount of any cash-denominated awards granted during the fiscal

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PROPOSAL IV. Approval of the Kennametal Inc. 2020 Stock and Incentive Plan

year and the amount of any cash fees payable in respect of service during the fiscal year, including amounts voluntarily deferred.

Shares Available for Issuance. The 2020 Plan provides for the issuance of 7,280,000 additional shares of capital stock plus shares remaining available for issuance under the 2016 Plan immediately prior to shareowner approval of the 2020 Plan. The number of shares available to be issued under the 2020 Plan will be reduced by one share for each share that relates to an option or stock appreciation right award and by 2.22 shares for each share which relates to an award other than an option or stock appreciation right (a full-value award). To the extent that options granted under the 2020 Plan expire or terminate without being exercised or shares awarded under the 2020 Plan are forfeited or awards are settled in cash in lieu of shares, such shares will be added back to the 2020 Plan on the same basis and subject to the same ratio that applied when such shares were granted and will increase the number of shares available for issuance under the 2020 Plan. To further limit the dilutive impact of shares proposed to be issued under the 2020 Plan, shares of capital stock of the Company delivered to the Company in payment of the exercise price of any award, shares delivered to or withheld by the Company to pay withholding taxes under the 2020 Plan and shares not issued upon the net settlement or net exercise of SARs, in each case, will not be added back to the 2020 Plan and will not be available for future grants under the 2020 Plan. The number of shares available under the 2020 Plan is subject to adjustment to prevent dilution or enlargement of rights. The shares may be either authorized and unissued shares or shares held in the treasury of the Company.

Stock Options. The 2020 Plan provides for the Plan Administrator, in its discretion, to grant options either in the form of incentive stock options (“Incentive Stock Options”) qualified as such under the Code, or other options (“Nonstatutory Stock Options”). Only employees may receive Incentive Stock Options. See “Federal Income Tax Consequences” below for a summary of the differing tax consequences of Incentive Stock Options and Nonstatutory Stock Options. The aggregate fair market value of the shares with respect to which Incentive Stock Options are first exercisable by the optionee in any calendar year may not exceed the limitations, if any, imposed by Section 422(d) of the Code. Options designated as Incentive Stock Options in excess of such limitation automatically are reclassified as Nonstatutory Stock Options, as described in the 2020 Plan.

The price at which each share covered by an option granted under the 2020 Plan may be purchased will be determined in each case by the Plan Administrator, but may not be less than the fair market value thereof at the time the option is granted. Fair market value is defined to be the closing price for the capital stock of the Company as quoted on the New York Stock Exchange for such date. The Company’s stock had a closing per share price of $28.45 as of August 3, 2020.

An option may be exercised in whole at any time or in part from time to time within such period as may be determined by the Plan Administrator; provided, that the option period may not exceed ten years from the grant date of the option. Unless otherwise provided by the Plan Administrator, (i) if the optionee ceases to be employed by the Company or any of its subsidiaries by reason of the optionee’s voluntary termination (other than retirement) or a termination of the optionee other than for cause, the option may be exercised only within three months after the termination of employment and within the original option period, (ii) if the optionee is a non-employee director who ceases to serve on the Board for any reason (including death, disability or retirement) other than for removal for cause, the option may be exercised only within three years after cessation of service and within the original option period, and (iii) if termination of employment was due to death, disability or retirement, as defined in the 2020 Plan, the option may be exercised within three years after the date of such termination and within the original option period. If an employee is terminated for cause or a non-employee director is removed for cause, the option shall terminate. If the optionee dies, the option may only be exercised by the optionee’s personal representatives or persons entitled thereto under the optionee’s will or the laws of descent and distribution.

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PROPOSAL IV. Approval of the Kennametal Inc. 2020 Stock and Incentive Plan

The option price of each share purchased pursuant to an option shall be paid in full at the time of each exercise of the option: (i) in cash; (ii) through a cashless exercise procedure in which a broker sells sufficient shares to deliver the exercise price to the Company; (iii) by net withholding of shares through relinquishment of options; (iv) by delivering to the Company previously-owned shares having an aggregate fair market value equal to the option price of the shares being purchased; or (v) through any combination of the foregoing.

Stock Appreciation Rights (“SAR”). The 2020 Plan provides for the Plan Administrator, in its discretion, to grant stock appreciation rights, which is the right to receive an amount equal to the appreciation, if any, in the fair market value of a share of capital stock from the date of the grant of the right to the date of its payment, payable in cash, shares or stock units. Stock units are the right to receive shares in the future. No SAR may be granted with an exercise period which exceeds ten years. In general, the post-termination exercise provisions applicable to stock options also apply to SARs.

Performance Share/Unit Awards. The 2020 Plan provides for the Plan Administrator, in its discretion, to grant performance share awards or performance unit awards. A performance share award is the grant of a right to receive shares or stock units contingent on the achievement of certain performance or other objectives during a specified period, as established by the Plan Administrator. A performance unit award is a grant of a right to receive a designated dollar value amount of stock or stock units contingent on the achievement of certain performance or other objectives during a specified period, as established by the Plan Administrator. Performance goals may be based on the following performance criteria or other performance criteria specified by the Plan Administrator: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; adjusted earnings per share, diluted or basic, as reported publicly by the Company; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration, environmental metrics and other financial or non-financial operating and management performance objectives. The criteria can be applied either individually, alternatively or in any combination, and subject to such modifications or variations as specified by the Plan Administrator, applied to either the Company as a whole or to a business unit or subsidiary or affiliate, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified in the performance award. The specificity of any of the foregoing criteria does not restrict the use of any of the variations of the foregoing general criteria. In addition, performance criteria may include individual participant performance criteria as determined by the Plan Administrator in its discretion.

The Plan Administrator may determine, at the time the performance goals are established, to appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude the adverse effect of any of the following events or other events that occur during a performance period: (i) the impairment of tangible or intangible assets, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) business combinations, reorganizations and/or restructuring programs that have been approved by the Board, (v) currency fluctuations, (vi) reductions in force and early retirement incentives and (vii) any extraordinary, unusual, infrequent or non-recurring items that are reported publicly by the Company and/or described in management’s discussion and analysis of financial condition and results of operations or the financial

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PROPOSAL IV. Approval of the Kennametal Inc. 2020 Stock and Incentive Plan

statements and notes thereto appearing in the Company’s annual report to shareowners for the applicable year.

All such performance goals shall be pre-established in writing. In addition to establishing minimum performance goals below which no compensation shall be payable pursuant to a performance award, the Plan Administrator, in its sole discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goals have been achieved.

Restricted Stock/Unit Awards. The 2020 Plan provides for the Plan Administrator, in its discretion, to grant restricted stock or restricted unit awards. A restricted stock award is a grant of shares, and a restricted unit award is a grant of stock units, in each case subject to a risk of forfeiture or other restrictions which will lapse upon the achievement of one or more goals relating to completion of service by the grantee, or achievement of performance or other objectives, or a combination thereof, as determined by the Plan Administrator.

Restrictions on Awards. Notwithstanding anything contained in the 2020 Plan, the Plan Administrator may not grant any option or SAR in substitution for an outstanding option or SAR except in connection with certain mergers, consolidations or reorganizations, as described in the 2020 Plan, and may not reprice options or SARs, unless the repricing is specifically approved by the Company’s shareowners. In addition, the Plan Administrator may not (with limited exceptions): (i) grant any awards for shares with a vesting schedule of less than one year; (ii) permit to lapse or waive restrictions applicable to any award; or (iii) grant any share/stock unit award to an officer or director other than in lieu of salary or cash bonus. The exceptions permit the granting of awards without the minimum vesting criteria for up to five percent of the shares available under the 2020 Plan, and the Plan Administrator may lapse or waive restrictions applicable to awards in the case of death, disability, retirement, as each of disability and retirement are defined in the 2020 Plan, or involuntary termination by the Company without cause.

Allotment of Shares — Employees. Not more than 1,000,000 shares may be awarded as options or SARs in any one fiscal year of the Company to any one eligible individual under the 2020 Plan subject to certain adjustments. Additionally, no eligible individual is permitted to receive performance share awards or performance unit awards in excess of 1,000,000 shares per award type (or $5,000,000 if the award is denominated in cash) in any fiscal year.

Change in Control. The 2020 Plan provides that, unless the applicable award agreement provides otherwise, in the event the employment of a participant is terminated by the Company without “cause” or the participant terminates their employment for “Good Reason”, as defined in the 2020 Plan, in either case within the six-month period immediately preceding a “Change in Control”, as defined in the 2020 Plan, in contemplation of such Change in Control (and the Change in Control actually occurs) or upon or during the two-year period following a Change in Control: (i) all options and SARs will become immediately vested and exercisable in full; (ii) all restrictions with respect to shares of restricted stock/units or other share-based awards which are then outstanding hereunder shall lapse, and such shares/units shall be fully vested and nonforfeitable and (iii) all restrictions with respect to performance shares/units which are then outstanding and for which performance periods are already completed shall lapse, and such shares/units, measured at actual performance achieved, shall be fully vested and nonforfeitable. Also, unless the applicable award agreement provides otherwise, if a Change in Control occurs prior to the end of any performance period, with respect to all performance shares/units which are then outstanding hereunder, the target level of performance set forth with respect to each performance criterion under such performance shares/units shall be deemed to have been attained and such performance shares/units shall be converted into and remain outstanding as restricted stock units, subject to forfeiture unless the participant continues to be actively employed by the Company through the end of the original performance period, but subject to exception in the case of a termination of employment by the Company without cause or a termination of employment by the participant for Good Reason, and such other exceptions as may be provided by the Committee.

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PROPOSAL IV. Approval of the Kennametal Inc. 2020 Stock and Incentive Plan

Tax Withholding. When shares are issued or vest under the 2020 Plan, or if an optionee makes a disqualifying disposition of shares acquired upon exercise of an Incentive Stock Option, the Company has the right to require the grantee to remit to the Company an amount sufficient to satisfy required income tax withholding. In the discretion of the Plan Administrator, the grantee may elect to satisfy this withholding obligation by requesting that the Company withhold shares of stock otherwise issuable to him or her or by delivering to the Company previously owned shares. All such elections will be subject to the approval of the Plan Administrator.

Amendment or Discontinuance. The Board may alter, amend, suspend or discontinue the 2020 Plan, provided that no such action may deprive any person without such person’s consent of any rights granted under the plan, and provided further, that the Board may not, without shareowner approval, (i) increase the benefits accrued to participants under the plan, (ii) increase the number of shares that may be issued under the plan, (iii) materially modify the requirements for participation under the 2020 Plan, (iv) amend the plan to allow the Board to lapse or waive restrictions at its discretion (except as otherwise already permitted or in the case of death, disability, retirement, involuntary termination by the Company without cause, or change-in-control), or (v) otherwise materially amend the plan. No Award may be granted under the 2020 Plan after October 26, 2030.

Clawbacks. To the extent required by applicable law or any applicable securities exchange listing standards, awards and amounts paid or payable pursuant to or with respect to awards will be subject to clawback as determined by the Plan Administrator, which clawback may include forfeitures, repurchase, reimbursement and/or recoupment of awards and amounts paid or payable pursuant to or with respect to awards, in each instance in accordance with applicable law or listing standards. All awards granted under the 2020 Plan, any property, including shares, received in connection with any exercise or vesting of, or lapse of restriction on, any awards, and any proceeds received from the disposition of any such property, will be subject to any clawback policy adopted, and amended from time to time, by the Plan Administrator. The Plan Administrator will have discretion with respect to any clawback to determine whether the Company will effect any such recovery (i) by seeking repayment from the participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the participant under any compensatory plan, program or arrangement maintained by the Company or any subsidiary, affiliate or parent of the Company, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amounts) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, or (iv) by any combination of the foregoing or otherwise.

Federal Income Tax Consequences

The following is a brief summary of the general principal United States federal income tax consequences applicable to our 2020 Plan participants and the Company, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. To the extent any awards under the 2020 Plan are subject to Section 409A of the Internal Revenue Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Internal Revenue Code and the regulations promulgated thereunder (or an exception thereto). The 2020 Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code.

Stock Options. The grantee of an Incentive Stock Option under the 2020 Plan will not be required to recognize any income for federal income tax purposes at the time of award nor is the Company entitled to any deduction. The exercise of an Incentive Stock Option is also not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of determining the grantee’s alternative minimum tax. If stock acquired upon exercise of an Incentive Stock Option

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PROPOSAL IV. Approval of the Kennametal Inc. 2020 Stock and Incentive Plan

is held for two years from the date the option was granted and one year from the date the stock was transferred to the grantee (the “ISO Holding Period”), then the grantee will have a long-term capital gain or loss on the sale of such stock measured by the difference between the amount realized and the option price. If the ISO Holding Period is not met, upon disposition of such shares (a “disqualifying disposition”), the grantee will realize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however, to the gain on sale. Any additional gain would be taxable as long-term or short-term capital gain depending on the holding period. If the Incentive Stock Option is exercised by delivery of previously owned shares of capital stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the grantee on the transfer of such previously owned shares. However, if the previously owned shares transferred were acquired through the exercise of an Incentive Stock Option, the grantee may realize ordinary income with respect to the shares used to exercise an Incentive Stock Option if such transferred shares have not been held for the ISO Holding Period. If the grantee recognizes ordinary income upon a disqualifying disposition, except as described in Limitations on Company’s Deductions, below, the Company will generally be entitled to a tax deduction in the same amount.

The grantee of a Nonstatutory Stock Option under the 2020 Plan will not be required to recognize any income for federal income tax purposes at the time of award nor is the Company then entitled to any deduction. Upon exercise of a Nonstatutory Stock Option, the grantee will realize compensation taxable as ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option price. Except as described in Limitations on Company’s Deductions, below, the Company will generally be entitled to a deduction in the same amount and at the same time. Upon the sale of shares acquired on exercise of a Nonstatutory Stock Option, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period. If the exercise price of a Nonstatutory Stock Option is paid in whole or in part in shares of capital stock, the tax results to the grantee are (i) a tax-free exchange of previously owned shares for an equivalent number of new shares, and (ii) the realization of ordinary income in an amount equal to the fair market value on the date of exercise of any additional shares received in excess of the number exchanged.

Restricted Stock Awards. The grantee of a Restricted Stock Award under the 2020 Plan normally will not be required to recognize any income for federal income tax purposes at the time of the Award, nor is the Company entitled to any deduction, to the extent that the shares awarded have not vested. When any part of a Restricted Stock Award vests, the grantee will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested shares on the vesting date. The grantee may, however, make an election (the “Tax Election”), within thirty days following the grant of the Restricted Stock Award, to be taxed at the time of the Award based on the fair market value of the shares on that date. Except as described in Limitations on Company’s Deductions, below, the Company will generally be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of the shares awarded, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

Incentive Bonus Awards, Performance Share Awards, Performance Unit Awards, Restricted Unit Awards, Stock Appreciation Rights, Stock Unit Awards. The grantee of an Incentive Bonus Award, Performance Share Award, Performance Unit Award, Restricted Unit Award, Stock Appreciation Rights or Stock Unit Award will not be required to recognize any income for federal income tax purposes at the time of the grant of such Award, nor is the Company entitled to any deduction at such time. When any part of an Award is paid (in the case of cash) or delivered (in the case of shares) to the grantee, the grantee will realize compensation taxable as ordinary income in an amount equal to the cash paid or the fair market value of shares delivered to the grantee pursuant to the Award. Except as described in Limitations on Company’s Deductions, below, the Company will be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of any shares that are delivered to the grantee pursuant to an Award, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

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PROPOSAL IV. Approval of the Kennametal Inc. 2020 Stock and Incentive Plan

Limitations on Company’s Deductions; Consequences of Change of Control. The Company and its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of awards under the 2020 Plan, if, the employee is the Chief Executive Officer or Chief Financial Officer of the Company (or acts in such capacity) or is another “covered employee” as defined under the Code or was such an employee beginning in any year after 2017, if the total compensation paid to such employee exceeds $1,000,000. In addition, if a “change of control” of the Company causes awards under the 2020 Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of the Company’s deductions under Section 280G of the Internal Revenue Code.

Code Section 409A. Awards of stock options, stock appreciation rights, restricted stock units, other stock-based awards and performance awards under the 2020 Plan may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code. Generally, to the extent that these awards fail to meet certain requirements under Section 409A, the regulations issued thereunder or an exception thereto, the award recipient will be subject to immediate taxation and tax penalties in the year the award vests. It is our intent that awards under the 2020 Plan will be structured and administered in a manner that complies with the requirements of Section 409A of the Code.

The 2020 Plan, if approved by our shareowners, will become effective on October 27, 2020. The Company has made grants previously and intends to continue to make grants under the 2016 Plan until such time as the Board determines otherwise or the 2016 Plan expires by its terms. As the 2020 Plan is discretionary, it is not possible to determine the amounts that may be received by the participants under the 2020 Plan in the event the 2020 Plan is approved at the Annual Meeting.

New Plan Benefits

The actual amount of awards to be received by or allocated to participants or groups under the 2020 Plan is not determinable in advance because the selection of participants who receive awards under the 2020 Plan, and the size and type of awards to such individuals and groups are generally determined by the Committee in its discretion. The 2020 Grants of Plan Based Awards Table includes information for prior year grants with respect to the persons indicated therein under the 2016 Plan.

The Kennametal Inc. 2020 Stock and Incentive Plan will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast (including abstentions) by shareowners present, in person or by proxy, at the meeting. Abstentions have the same effect as a vote against the proposal, and broker non-votes will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE KENNAMETAL INC. 2020 STOCK AND INCENTIVE PLAN.

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Form 10-K Annual Report

Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 as filed with the SEC are available for viewing at www.proxyvote.com. You may also request paper copies of the 2020 Annual Report by following the directions included in the Notice. The copies of our 2020 Annual Report do not contain copies of exhibits to that Annual Report.

Copies of all Company filings with the SEC (including the 2020 Annual Report and all exhibits to that report) are available on our website at www.kennametal.com under ”About Us”, “Investor Relations”. A shareowner may obtain a paper copy of this Proxy Statement, the 2020 Annual Report, any exhibits to the 2020 Annual Report or any other filing with the SEC without charge by submitting a “Printed Material Request,” which can be found on our website at www.kennametal.com under “About Us”, “Investor Relations”, “Financial Information”. Alternatively, shareowners may write to: Vice President, Investor Relations, Kennametal Inc., 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219.

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Other Matters

Delinquent Section 16(a) Reports

Under Securities and Exchange Commission rules, our directors, executive officers and owners of more than 10% of our stock are required to file with the SEC reports of holdings and changes in beneficial ownership of Kennametal stock on Forms 3, 4 and 5. We routinely provide information and support to our directors and executive officers to assist with the preparation of Forms 4. We have reviewed copies of reports provided to us, as well as other records and information. Based on that review, we concluded that all reports were timely filed for 2020, except that a Form 4 was filed late on February 13, 2020, for each of Peter A. Dragich and Ronald L. Port, reporting the vesting of restricted stock and the related share withholding, which should have been reported on February 4, 2020.

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Appendix A — Adjusted EBIT, PWCPS and Adjusted ROIC Reconciliations

Adjusted EBIT

Earnings Before Interest and Taxes (EBIT) is a non-GAAP financial measure and is defined by the Company as net income attributable to Kennametal (which is the most directly comparable GAAP measure), with net income attributable to noncontrolling interests, interest expense or interest income and provision for income taxes added back. Management considers EBIT to be an important indicator of Kennametal’s operational strength and performance. Additionally, Kennametal will present EBIT on an adjusted basis to exclude restructuring and related charges, goodwill and other intangible asset impairment charges and loss on divestiture. EBIT Margin and Adjusted EBIT Margin are calculated by dividing EBIT and Adjusted EBIT, respectively, by sales.

Primary Working Capital as a Percentage of Sales Revenues

Primary Working Capital (PWC) is a non-GAAP financial measure and is defined by the Company as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. Primary Working Capital as a Percent of Sales Revenues (PWCPS) is defined by the Company as the average of the previous five quarters’ PWC divided by the previous twelve months’ sales. We believe PWC and PWCPS better represent Kennametal’s performance in managing certain assets and liabilities controllable at the segment level and such measures are used as such for internal performance measurement.

Adjusted Return on Invested Capital

Adjusted Return on Invested Capital (ROIC) is a non-GAAP financial measure and is defined by the Company as the previous twelve months’ net income, adjusted for interest expense, non-controlling interest and special items, divided by the sum of the previous five quarters’ average balances of debt and total equity. The most directly comparable GAAP measure is return on invested capital calculated utilizing GAAP net income. Management believes that adjusted ROIC provides additional insight into the underlying capital structure and performance of the Company.

Management utilizes these non-GAAP measures in determining compensation and assessing the operations of the Company.

EARNINGS BEFORE INTEREST AND TAXES (UNAUDITED) Year ended June 30 (in thousands)	2020

Net loss attributable to Kennametal	$(5,661)

Add back:

Net income attributable to noncontrolling interests	$614

Interest expense	$35,154

Interest income	$(2,393)

Provision for income taxes	$7,007

EBIT	$34,721

Margin	1.8%

Adjustments:

Restructuring and related charges	$82,366

Goodwill and other intangible asset impairment charges	$30,227

Loss on divestiture	$6,517

Adjusted EBIT	$153,831

Margin	8.2%

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APPENDIX A

(in thousands, except percents)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	Average

Current assets	1,440,812	966,723	$1,035,912	$1,065,389	1,190,827

Current liabilities	898,080	383,131	409,110	418,719	461,726

Working capital, GAAP	542,732	583,592	$626,802	$646,670	729,101

Excluding items:

Cash and cash equivalents	(606,684)	(85,230)	(105,210)	(113,522)	(182,015)

Other current assets	(73,698)	(60,550)	(97,824)	(67,106)	(57,381)

Total excluded current assets	(680,382)	(145,780)	(203,034)	(180,628)	(239,396)

Adjusted current assets	760,430	820,943	832,878	884,761	951,431

Current maturities of long-term debt and revolving and other lines of credit including notes payable to banks	(500,368)	(4,500)	(2,102)	(3,528)	(157)

Other current liabilities	(233,071)	(213,569)	(233,848)	(216,517)	(248,661)

Total excluded current liabilities	(733,439)	(218,069)	(235,950)	(220,045)	(248,818)

Adjusted current liabilities	164,641	165,062	173,160	198,674	212,908

Primary working capital	595,789	655,881	$659,718	$686,087	738,523	667,200

	Three Months Ended

	6/30/2020	3/31/2020	12/31/2019	9/30/2019	Total

Sales	$379,053	$483,084	$505,080	$518,088	$1,885,305

Primary working capital as a percentage of sales					35.4%

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APPENDIX A

(in thousands, except percents)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	Average

Current assets	$1,190,827	$1,162,842	$1,119,034	$1,121,482	$1,546,166

Current liabilities	461,726	430,018	412,053	439,171	886,531

Working capital, GAAP	$729,101	$732,824	$706,981	$682,311	$659,635

Excluding items:

Cash and cash equivalents	(182,015)	(112,597)	(96,276)	(102,084)	(556,153)

Other current assets	(57,381)	(58,221)	(63,509)	(63,461)	(63,257)

Total excluded current assets	(239,396)	(170,818)	(159,785)	(165,545)	(619,410)

Adjusted current assets	951,431	992,024	959,249	955,937	926,756

Current maturities of long-term debt and capital leases, including notes payable	(157)	—	(3,371)	(756)	(400,200)

Other current liabilities	(248,661)	(224,949)	(210,332)	(217,528)	(264,428)

Total excluded current liabilities	(248,818)	(224,949)	(213,703)	(218,284)	(664,628)

Adjusted current liabilities	212,908	205,069	198,350	220,887	221,903

Primary working capital	$738,523	$786,955	$760,899	$735,050	$704,853	$745,256

	Three Months Ended

	6/30/2019	3/31/2019	12/31/2018	9/30/2018	Total

Sales	$603,949	$597,204	$587,394	$586,687	$2,375,234

Primary working capital as a percentage of sales					31.4%

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APPENDIX A

RETURN ON INVESTED CAPITAL (UNAUDITED)

June 30, 2020 (in thousands, except percents)

Invested Capital	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	Average

Debt	$1,094,451	$598,107	$595,325	$596,386	$592,631	$695,380

Total equity	1,268,788	1,298,823	1,347,026	1,337,650	1,374,704	1,325,398

Total	$2,363,239	$1,896,930	$1,942,351	$1,934,036	$1,967,335	$2,020,778

	Three Months Ended
Interest Expense	6/30/2020	3/31/2020	12/31/2019	9/30/2019	Total

Interest expense	$11,321	$7,897	$8,055	$7,881	$35,154

Income tax benefit					8,613

Total interest expense, net of tax					$26,541

Total Income	Year-to-Date 2020

Net (loss) income attributable to Kennametal, as reported	$(5,661)

Restructuring and related charges	73,954

Goodwill and other intangible asset impairment charges	27,611

Loss on divestiture	5,148

Discrete benefit from Swiss tax return	(14,500)

CARES Act	(6,913)

Other tax matters	(788)

Noncontrolling interest	614

Total interest expense, net of tax	26,541

$106,006

Average invested capital	$2,020,778

Adjusted Return on Invested Capital	5.2%

Return on invested capital calculated utilizing net income, as reported is as follows:

Net (loss) income attributable to Kennametal, as reported	$(5,661)

Total interest expense, net of tax	26,541

$20,880

Average invested capital	$2,020,778

Return on Invested Capital	1.0%

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APPENDIX A

RETURN ON INVESTED CAPITAL (UNAUDITED)

June 30, 2020 (in thousands, except percents)

Invested Capital	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	Average

Debt	$592,631	$592,071	$595,058	$592,059	$991,705	$672,705

Total equity	1,374,704	1,365,405	1,308,284	1,264,109	1,230,328	1,308,566

Total	$1,967,335	$1,957,476	$1,903,342	$1,856,168	$2,222,033	$1,981,271

	Three Months Ended

Interest Expense	6/30/2019	3/31/2019	12/31/2018	9/30/2018	Total

Interest expense	$8,689	$8,104	$8,104	$8,097	$32,994

Income tax benefit					7,061

Total interest expense, net of tax					$25,933

Total Income	6/30/2019	3/31/2019	12/31/2018	9/30/2018	Total

Net income attributable to Kennametal, as reported	$61,978	$68,550	$54,698	$56,699	$241,925

Restructuring and related charges	9,219	2,614	1,621	758	14,212

Tax charge from change in permanent reinvestment assertion	—	—	6,093	—	6,093

Net discrete effects from tax reform	—	(6,840)	(3,452)	1,011	(9,281)

Release of valuation allowance on Australian deferred tax assets	(1,066)	—	—	—	(1,066)

Noncontrolling interest	1,099	1,578	1,549	1,725	5,951

Total interest expense, net of tax					25,933

					$283,767

Average invested capital					$1,981,271

Adjusted Return on Invested Capital					14.3%

Return on invested capital calculated utilizing net loss, as reported is as follows:

Net loss attributable to Kennametal, as reported					$241,925

Total interest expense, net of tax					25,933

					$267,858

Average invested capital					$1,981,271

Return on Invested Capital					13.5%

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Appendix B — Kennametal Inc. 2020 Stock and Incentive Plan

Amended and Restated through October 27, 2020

Section 1. Establishment.

The 2020 Kennametal Inc. Stock and Incentive Plan (hereinafter called the “Plan”) was originally established under the name 2010 Stock and Incentive Plan (the “2010 Plan”) and most recently adopted by the Company’s Board of Directors and approved by the Company’s shareowners as the 2016 Stock and Incentive Plan (the “2016 Plan”) on October 25, 2016. The 2016 Plan hereby is amended, restated and renamed as set forth herein, effective upon and subject to the approval of the Company’s shareowners. The Plan was established pursuant to which Eligible Individuals who are or will be mainly responsible for the Company’s continued growth and development and future financial success may be granted Awards in order to secure to the Company the advantage of the incentive and sense of proprietorship inherent in stock ownership by such persons, to further align such person’s interests with those of other shareowners, to reward such persons for services previously performed and/or as an added inducement to continue to provide service to the Company.

Section 2. Certain Definitions.

As used herein or, unless otherwise specified, in any document with respect to an Award, the following definitions shall apply:

(a) “Affiliate” of a person means a person controlling, controlled by, or under common control with such person where control means the power to direct the policies and practices of such person.

(b) “Award” means any Incentive Bonus Award, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Unit Award, SAR, Share Award, Stock Unit Award, or Other Share-Based Award granted under the Plan.

(c) “Associated Award” means an Award granted concurrently or subsequently in conjunction with another Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Business Combination” shall mean a merger or consolidation of the Company with another corporation or entity, other than a corporation or entity which is an Affiliate.

(f) “Capital Stock” means the Capital Stock, par value $1.25 per share, of the Company as adjusted pursuant to Section 10 of this Plan.

(g) “cause” shall mean (i) with respect to a Participant who is party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company, which agreement or plan contains a definition of “for cause” or “cause” (or words of like import) for purposes of termination of employment or service as a director thereunder by the Company, “for cause” or “cause” as defined in the most recent version of such agreements or plans, or (ii) in all other cases, (a) the willful commission by a Participant of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; (b) the commission by a Participant of an act of fraud in the performance of such Participant’s duties on behalf of the Company; (c) the continuing willful failure of a Participant to perform the duties of such Participant for the Company (other than such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) or (d) the good faith determination by the Board of the Company, in the form of a written resolution, that such termination was “for cause” after affording such Participant a reasonable opportunity to be heard. For purposes of the Plan, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company.

(h) “Change in Control” shall mean (unless otherwise provided by the Plan Administrator in the applicable Award agreement) a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Exchange Act as in effect on the date

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APPENDIX B

thereof or, if Item 6(e) is no longer in effect, any regulations issued which serve similar purposes; provided that, without limitation, such a Change in Control shall be deemed to have occurred upon the occurrence of any one of the following events:

(i) a Business Combination has been completed, excluding any such Business Combination that constitutes a Merger of Equals;

(ii) the Company shall sell all or substantially all of its operating properties and assets to another person, group of associated persons or corporation, excluding any Affiliate of the Company, and excluding any such sale that constitutes a Merger of Equals; or

(iii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of either (A) the then outstanding capital stock of the Company, or (B) the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; provided that, the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company; or (4) any acquisition by any corporation pursuant to a transaction that constitutes a Merger of Equals.

Notwithstanding the foregoing or any provision of this Plan to the contrary, if and to the extent an Award is subject to Section 409A (and not excepted therefrom) and a Change of Control is a distribution event for purposes of the Award, the foregoing definition of Change in Control shall be interpreted, administered and construed in a manner necessary to ensure that the occurrence of any such event shall result in a Change of Control only if such event qualifies as a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, as applicable, within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means a committee of the Board.

(k) “Company” means Kennametal Inc., a Pennsylvania corporation.

(l) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary or Affiliate of the Company to render services and is compensated for such services.

(m) “Continuous Status as an Employee” means the absence of any interruption or termination of the employment relationship by the Employee with the Company or any Parent or Subsidiary or Affiliate of the Company. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Plan Administrator; or (iv) transfers between locations of the Company or between the Company, its Parents, its Subsidiaries or its successor.

(n) “Designated Administrator” shall mean one or more Company officers or directors designated by the Plan Administrator to act as a Designated Administrator pursuant to this Plan.

(o) “Disability” means disability as determined by the Company’s disability policy as in effect from time to time or as determined by the Plan Administrator consistent therewith. Notwithstanding the foregoing or any provision of this Plan to the contrary, if and to the extent an Award is subject to Section 409A (and not excepted therefrom) and a Disability is a distribution event for purposes of the Award, such term shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to last for a continuous period of not less than 12 months.

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APPENDIX B

(p) “Dividend Equivalents” shall mean an Associated Award of cash equal to the dividends which would have been paid on the Capital Stock underlying an outstanding Full Value Award had such Capital Stock been outstanding.

(q) “Eligible Individual” means any Employee, Non-Employee Director or Consultant.

(r) “Employee” means any person, including officers and directors (but excluding Non-Employee Directors), employed by the Company or any Parent or Subsidiary or Affiliate of the Company or any prospective employee who shall have received an offer of employment from the Company or any Parent or Subsidiary or Affiliate of the Company. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value” shall mean (i) with respect to the Capital Stock, as of any date (A) if the Company’s Capital Stock is listed on any established stock exchange, system or market, the closing market price of the Capital Stock as quoted on such exchange, system or market on such date or, if the Capital Stock is not traded on such date, on the closest preceding date on which the Capital Stock was traded or (B) in the absence of an established market for the Capital Stock, as determined in good faith by the Plan Administrator or (ii) with respect to property other than Capital Stock, the value of such property, as determined by the Plan Administrator, in its sole discretion.

(u) “Full Value Award” means any Award of Shares under this Plan or an Award payable in Shares, other than an Option, a SAR or other purchase right for which the Participant pays fair market value for the Shares measured as of the date of grant.

(v) “Good Reason” shall mean the occurrence of any of the following in connection with a Change in Control: (i) without the Participant’s express written consent, the material diminution of responsibilities or the assignment to the Participant of any duties materially and substantially inconsistent with his or her positions, duties, responsibilities and status with Company immediately prior to a Change in Control, or a material change in his or her reporting responsibilities, titles or offices as in effect immediately prior to a Change in Control, or any removal of the Participant from or any failure to re-elect the Participant to any of such positions, except in connection with the termination of the Participant’s employment due to cause, as defined in the Plan, or as a result of the Participant’s death; (ii) a material reduction by Company in the Participant’s base salary as in effect immediately prior to any Change in Control; (iii) a failure by Company to continue to provide incentive compensation, under the rules by which incentives are provided, on a basis not materially less favorable to that provided by Company immediately prior to any Change in Control; (iv) a material reduction in the overall level of employee benefits, including any benefit or compensation plan, stock option plan, retirement plan, life insurance plan, health and accident plan or disability plan in which Participant is actively participating immediately prior to a Change in Control (provided, however, that there shall not be deemed to be any such failure if Company substitutes for the discontinued plan, a plan providing Participant with substantially similar benefits) or the taking of any action by Company which would adversely affect Participant’s participation in or materially reduce Participant’s overall level of benefits under such plans or deprive Participant of any material fringe benefits enjoyed by Participant immediately prior to a Change-in-Control; (v) the failure of any successor to assume the obligations of the Awards granted under the Plan; and (vi) the relocation of the Participant to a facility or a location more than 50 miles from the Participant’s location immediately prior to the Change in Control, without the Participant’s prior written consent.

(w) “Grantee” means an Eligible Individual who has been granted an Award.

(x) “Incentive Bonus Award” means the opportunity to earn a future cash payment tied to the level of achievement with respect to one or more Qualifying Performance Criteria or other performance criteria for a performance period as established by the Plan Administrator.

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APPENDIX B

(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z) “Merger of Equals” means (unless the Committee or Board provides otherwise) a Business Combination which results in the following conditions:

(i) All or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Capital Stock and the outstanding voting securities of the Company entitled to vote generally in the election of directors immediately prior to such Business Combination beneficially own, following the Business Combination, directly or indirectly, more than 50% of, respectively, the then outstanding shares of capital stock and the then outstanding voting securities of the shareowners entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding Capital Stock and the outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be;

(ii) No “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of capital stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and

(iii) At least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the incumbent board at the time of the execution of the initial agreement, or at the time of the action taken by the incumbent board approving such Business Combination.

(aa) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Parent or Subsidiary or Affiliate of the Company.

(bb) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(cc) “Option” means a right to purchase Shares granted pursuant to the Plan.

(dd) “Optionee” means a Participant who holds an Option or SAR.

(ee) “Original Option Period” means the initial period or periods for which an Option or SAR may be exercised as determined by the Plan Administrator at the time the Award is granted or, if no such determination is made, a period of 10 years from the date of grant of the Award; provided that, in no event shall such period exceed 10 years from the date of grant of the Award.

(ff) “Other Share-Based Award” shall have the meaning as set forth in Section 7(f).

(gg) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(hh) “Participant” means any person who has an Award under the Plan including any person (including any estate) to whom an Award has been assigned or transferred in accordance with the Plan.

(ii) “Performance Share Award” means a grant of Shares, which may be in a number of Shares or a designated dollar value amount, the payout of which is contingent on the achievement of certain performance or other objectives during a specified period, as established by the Plan Administrator.

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APPENDIX B

(jj) “Performance Unit Award” means a grant of Stock Units, which may be in a number of Stock Units or a designated dollar value amount, the payout of which is contingent on the achievement of certain performance or other objectives during a specified period, as established by the Plan Administrator.

(kk) “Plan” means this 2020 Stock and Incentive Plan, as the same may be subsequently amended and/or restated from time to time.

(ll) “Plan Administrator” means the Board and/or any Committee appointed by the Board to administer the Plan; provided, however, that the Board, in its sole discretion, may, notwithstanding the appointment of any Committee to administer the Plan, exercise any authority under this Plan. The Compensation Committee of the Board shall serve as the Plan Administrator until the Board otherwise determines. Notwithstanding the foregoing, unless otherwise determined by the Board, the Board shall administer the Plan, and otherwise exercise the same authority as the Committee with respect to grants to Non-Employee Directors. Except as otherwise determined by the Board, the Plan Administrator (i) shall be comprised of not fewer than two (2) directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Plan Administrator consist of “Non-Employee Directors” (as defined in Rule 16b-3), (iii) shall, to the extent required for purposes of compliance with transitional rules under Section 162(m) of the Code, consist of “outside directors” as defined in Section 162(m) of the Code prior to its amendment effective on January 1, 2018, and (iv) shall meet any applicable requirements of any stock exchange or other market quotation system on which the Capital Stock is listed. The resolutions of the Plan Administrator designating authority to any Designated Administrator (i) shall specify the total number of shares of Capital Stock subject to Awards that may be granted pursuant to this Plan by the Designated Administrator, (ii) may not authorize the Designated Administrator to designate him or herself, or any Participant who is subject to reporting pursuant to Section 16 of the Exchange Act, as the recipient of any Awards pursuant to this Plan and (iii) shall otherwise comply with the requirements of the Pennsylvania Business Corporation Law.

(mm) “Qualifying Performance Criteria” means any one or more of the following performance criteria, either individually, alternatively or in any combination, and subject to such modifications or variations as specified by the Plan Administrator, applied to either the Company as a whole or to a business unit or Subsidiary or Affiliate, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified in the Award: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; adjusted earnings per share, diluted or basic, as reported publicly by the Company; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration environmental metrics and other financial or non-financial operating and management performance objectives. The specificity of any of the foregoing criteria does not restrict the use of any of the variations of the foregoing general criteria and performance criteria may also include individual Participant performance criteria, as determined by the Plan Administrator, in its sole discretion. The Plan Administrator may determine, at the time the performance goals are established, to appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude the adverse effect of any of the following events, or other

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APPENDIX B

events, that occurs during a performance period: (i) the impairment of tangible or intangible assets, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) business combinations, reorganizations and/or restructuring programs that have been approved by the Board, (v) currency fluctuations, (vi) reductions in force and early retirement incentives and (vii) any extraordinary, unusual, infrequent or non-recurring items that are reported publicly by the Company and/or described in management’s discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in the Company’s annual report to shareowners for the applicable year.

(nn) “Restricted Stock Award” means a grant of Shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Grantee, or achievement of performance or other objectives, or a combination thereof, as determined by the Plan Administrator.

(oo) “Restricted Unit Award” means a grant of Stock Units subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, or a combination thereof, as determined by the Plan Administrator.

(pp) “Retirement” means, in the case of an Employee, the termination of employment with the Company or any Subsidiary, Affiliate or Parent of the Company with the consent of the Company, at a time when the Employee (a) has attained age 55 with ten years of service (attainment of the conditions of subclause (a) is herein referred to as “Early Retirement”), (b) has attained age 60 with five years of service, (c) has attained age 65, or (d) is required by law or regulations to terminate employment with the Company or any Subsidiary, Affiliate or Parent of the Company under a mandatory retirement scheme. In the case of a Non-Employee Director, “Retirement” means cessation of service on the Board, other than for cause. The Plan Administrator shall have the sole authority to determine whether a termination of employment or cessation of service meets the definition of “Retirement” under this Plan, including whether the Company has consented to the termination of employment, and any such determination shall be final.

(qq) “SAR” means a stock appreciation right, which is the right to receive a payment in cash, Shares or Stock Units equal to the amount of appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

(rr) “Section 409A” shall mean Section 409A of the Code, the regulations and other binding guidance promulgated thereunder.

(ss) “Separation from Service” and “Separate from Service” shall mean the Participant’s death, retirement or other termination of employment or service with the Company (including all persons treated as a single employer under Section 414(b) and 414(c) of the Code) that constitutes a “separation from service” (within the meaning of Section 409A). For purposes hereof, the determination of controlled group members shall be made pursuant to the provisions of Section 414(b) and 414(c) of the Code; provided that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Section 1563(a)(1),(2) and (3) of the Code and Treas. Reg. § 1.414(c)-2; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. § 1.409A-1(h)(3)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears.

(tt) “Share” means a share of Capital Stock.

(uu) “Share Award” means a grant of Shares without a risk of forfeiture and without other restrictions.

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(vv) “Specified Employee” means a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of the Company as determined in accordance with Section 409A and the procedures established by the Company.

(ww) “Stock Unit” means the right to receive a Share at a future point in time.

(xx) “Stock Unit Award” means the grant of a Stock Unit without a risk of forfeiture and without other restrictions.

(yy) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

Section 3. Administration.

(a) The Plan shall be administered by the Plan Administrator. The Plan Administrator may act only by a majority of its members in office, provided, that, the Plan Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may revoke any such allocation at any time; provided further, that the members thereof may authorize any one or more officers of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Plan Administrator with respect to Awards made or to be made to Participants. No member of the Board or Plan Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Board or Plan Administrator or by any other officer of the Company in connection with the performance of duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

(b) Subject to the provisions of this Plan and, in the case of a Committee, the specific duties delegated to or limitations imposed upon such Committee by the Board, the Plan Administrator shall have the authority, in its discretion:

(i) to establish, amend and rescind rules and regulations relating to the Plan;

(ii) to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;

(iii) to determine the amount and type of Awards, including any combination thereof, to be granted to any Eligible Individual;

(iv) subject to Section 3(c) hereof, to grant Awards to Eligible Individuals and, in connection therewith, to determine the terms and conditions, not inconsistent with the terms of this Plan, of any such Award including, but not limited to, the number of Shares or Stock Units that may be issued or amount of cash that may be paid pursuant to the Award, the exercise or purchase price of any Share or Stock Unit, the circumstances under which Awards or any cash, Shares or Stock Units relating thereto are issued, retained, become exercisable or vested, are no longer subject to forfeiture or are terminated, forfeited or expire, based in each case on such factors as the Plan Administrator shall determine, in its sole discretion;

(v) to determine the Fair Market Value of the Capital Stock, in accordance with this Plan;

(vi) to establish, verify the extent of satisfaction of, or adjust any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(vii) to approve forms of agreement for use under the Plan;

(viii) to determine whether and under what circumstances an Award may be settled in cash instead of Shares or Stock Units;

(ix) to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

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(x) to determine whether and to what extent an adjustment is required under Section 10 of this Plan;

(xi) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

(xii) to make all other determinations deemed necessary or advisable for the administration of this Plan.

(c) Notwithstanding anything contained in this Plan, the Plan Administrator may not:

(i) grant any Option or SAR in substitution for an outstanding Option or SAR except as provided in Section 10(b);

(ii) reduce the exercise price of an outstanding Option or SAR, whether through amendment, cancellation or replacement of such Option or SAR, unless such reduction is approved by the shareowners of the Company;

(iii) cancel any outstanding Option or SAR in exchange for cash, except as provided in Section 10, unless such cancellation is approved by the shareowners of the Company;

(iv) grant any Award for Shares with a vesting schedule of less than one year, with ratable vesting only permitted following the one year anniversary of grant, except in the case of a participant’s death or Disability, Retirement or involuntary termination by the Company other than for cause;

(v) lapse or waive restrictions applicable to any Restricted Stock Award, Restricted Unit Award, Performance Share Award, Performance Unit Award or other Award except in the case of death, Disability, Retirement or involuntary termination by the Company without cause; or

(vi) grant any Share Award or Stock Unit Award to any officer or director of the Company except in lieu of salary or cash bonus.

(d) The limitations of Sections 3(c)(iv), (v), and (vi) shall not apply to Awards for up to five percent of the Shares available under the Plan, as of the effective date of the Plan, granted by a Committee composed entirely of “independent directors” (under all definitions of independence then applicable to the Company).

(e) In the event of an involuntary termination of an Employee, other than as a result of cause, where such Employee satisfies one or more of the conditions set forth in the definition of Retirement, then, unless otherwise set forth in an Award agreement, such Award and this Plan shall be interpreted based on the Retirement of such Employee (rather than based on an involuntary termination). In the event of an involuntary termination of an Employee for cause, then, notwithstanding the fact that the Employee may satisfy the definition of Retirement, all outstanding Awards and this Plan shall be interpreted based upon an involuntary termination for cause, and not based upon Retirement.

(f) Except as specifically provided in this Plan, no action of the Plan Administrator shall deprive any person without such person’s consent of any rights theretofore granted pursuant hereto.

(g) All decisions, determinations and interpretations of the Plan Administrator shall be final and binding on all Participants.

Section 4. Shares Subject to the Plan.

(a) The aggregate number of Shares which may be issued pursuant to the Plan is the sum of (i) the number of Shares available under the Plan immediately prior to shareowner approval of the Plan (as of August 15, 2020, 1,177,584 Shares were available), subject to the counting, adjustment and substitution provisions of the Plan and (ii) 7,280,000 Shares, all of which may be issued as Incentive Stock Options. The aggregate number of Shares available with respect to Awards under the Plan shall be reduced by (i) one (1) Share for

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each Share which relates to an Option Award or a SAR; and (ii) 2.22 Shares for each Share which relates to a Full-Value Award.

(b) The number of Shares which may be issued under the Plan and the individual limitations included in the Plan are subject to adjustment as provided in Section 10.

(c) To the extent that (i) Options granted under the Plan shall expire or terminate without being exercised or distributed, or (ii) Shares awarded under the Plan shall be forfeited (or Awards settled in cash in lieu of Shares), such Shares shall remain available or be added to the Plan, as applicable, and shall increase the number of Shares available for purposes of the Plan. To the extent that Shares awarded under this Plan shall be forfeited, such Shares shall be added back to the Plan on the same basis and subject to the same ratio that applied when they were granted and shall increase the number of Shares available for purposes of the Plan.

(d) Shares delivered in payment of the purchase price in connection with the exercise of any Award, Shares repurchased on the open market with proceeds received by the Company from stock exercises, Shares delivered or withheld to pay tax withholding obligations or otherwise under the Plan and Shares not issued upon the net settlement or net exercise of SARs shall not be added to and shall not increase the number of Shares available for purposes of the Plan. SARs to be settled in Shares shall be counted in full against the number of Shares available for award under the Plan regardless of the number of Shares issued upon settlement of the SAR.

(e) The limitation with respect to the number of Shares available for Incentive Stock Options shall be subject to adjustment under Section 10, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as an Incentive Stock Option.

(f) No Participant may receive: (i) Options or SARs under this Plan for more than 1,000,000 Shares in any one fiscal year of the Company; and (ii) with respect to Performance Share Awards and Performance Unit Awards granted under Section 6 of the Plan and denominated in Shares, for more than 1,000,000 Shares per award type in any one fiscal year of the Company. Notwithstanding anything to the contrary in this Plan, the foregoing limitation shall be subject to adjustment under Section 10.

(g) Capital Stock to be issued under the Plan may be either authorized and unissued Shares or Shares held in treasury by the Company.

(h) In the discretion of the Committee, Shares or other types of Awards authorized under the Plan may be used in connection with, or to satisfy obligations of the Company or an Affiliate to eligible Participants under, other compensation or incentive plans, programs or arrangements of the Company or an Affiliate. The minimum vesting provisions contained within the Plan may be satisfied by reference to the vesting or performance period of any such other compensation or incentive plan, program or arrangement the obligations of which are satisfied through the use of Awards under the Plan.

Section 5. Terms of Options and SARs.

Each Option and SAR granted under the Plan shall be evidenced by a written document (including an electronic version thereof) and shall be subject to the following terms and conditions:

(a) Subject to adjustment as provided in Section 10 of this Plan, the price at which a Share covered by an Option or a SAR may be purchased (or deemed purchased in the case of SARs) shall not be less than the Fair Market Value thereof at the time the Option or SAR is granted. If required by the Code, if an Optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company (or any Parent or Subsidiary of the Company) and an Option granted to such Optionee is intended to qualify as an Incentive Stock Option, the price at which a Share covered by an Option may be purchased shall be not less than 110% of the Fair Market Value thereof at the time the Option is granted.

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(b) The aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are first exercisable by the Optionee in any calendar year (under all plans of the Company and its Subsidiaries and Parent) shall not exceed the limitations, if any, imposed by the Code, except in the case of an acceleration of vesting following a Change in Control.

(c) If any Option designated as an Incentive Stock Option, either alone or in conjunction with any other Option or Options, exceeds the foregoing limitation, or does not otherwise qualify for treatment as an Incentive Stock Option, all or the portion of such Option in excess of such limitation shall automatically be reclassified (in whole Share increments and without fractional Share portions) as a Nonstatutory Stock Option, with later granted Options being so reclassified first.

(d) An Option or SAR may be exercised during the Original Option Period only at such time or times and in such installments as the Plan Administrator may establish.

(e) During the lifetime of the Optionee the Option or SAR may be exercised only by the Optionee and the Option or SAR shall not be transferable by the Optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. After the death of the Optionee, the Option or SAR may be transferred to the Company upon such terms and conditions, if any, as the Plan Administrator and the personal representative or other person entitled to the Option may agree within the period specified in this Section 5.

(f) Unless otherwise provided under the Award agreement or by the Plan Administrator:

(i) If the Optionee is an Employee who shall cease to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company by reason of death, Disability or Retirement, the Option or SAR may be exercised only within three years after termination of employment and within the Original Option Period;

(ii) If the Optionee is an Employee who shall cease to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company by reason of termination of the Optionee for cause, the Option or SAR shall forthwith terminate and the Optionee shall not be permitted to exercise the Option or SAR following the Optionee’s termination of employment;

(iii) If the Optionee is an Employee who shall cease to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company by reason of the Optionee’s voluntary termination or a termination of the Optionee other than for cause, the Option or SAR may be exercised (to the extent exercisable at the time of termination) only within the three months after the termination of employment and within the Original Option Period;

(iv) If the Optionee is a Non-Employee Director who shall cease to serve on the Board for any reason other than removal for cause, the Option or SAR may be exercised (to the extent exercisable at the time of termination) only within three years after cessation of Board service and within the Original Option Period; in the event such cessation of service as a Non-Employee Director was the result of removal for cause, the Option or SAR shall forthwith terminate and the Optionee shall not be permitted to exercise the Option or SAR following such cessation of service;

(v) Notwithstanding anything to the contrary contained in this Plan, each Option or SAR held by an Employee who is terminated by the Company or any Subsidiary, Affiliate or Parent of the Company other than for cause upon or during the two-year period following a Change in Control or a Non-Employee Director who is removed from the Board other than for cause upon or during the two-year period following a Change in Control shall immediately vest and may be exercised at any time within the three-month period after the termination of employment or cessation of Board service and within the Original Option Period;

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(vi) If the Optionee shall die, the Option or SAR may be exercised by the Optionee’s personal representative or persons entitled thereto under the Optionee’s will or the laws of descent and distribution and in accordance with Section 5(f)(i);

(vii) Except as provided in Sections 5(f)(v), (ix) and (x), the Option or SAR may not be exercised for more Shares (subject to adjustment as provided in Section 10) after the termination of the Optionee’s employment, cessation of service as a Non-Employee Director or the Optionee’s death (as the case may be) than the Optionee was entitled to purchase thereunder at the time of such Optionee’s termination of employment, cessation of service as a Non-Employee Director or the Optionee’s death;

(viii) To the extent provided by the Code, if an Optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of stock of the Company (or any Parent or Subsidiary, Affiliate of the Company) at the time an Option is granted to such Optionee and such Option is intended to qualify as an Incentive Stock Option, the Option, if not exercised within five years from the date of grant or any other period proscribed by the Code, will cease to be an Incentive Stock Option;

(ix) If the Optionee is an Employee who shall cease to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company, or is a Non-Employee Director who shall cease to serve on the Board, by reason of death or Disability, as the case may be, all Options and SARs held by the Optionee shall automatically vest and become exercisable in full as of the date that the Optionee’s employment with the Company or any Subsidiary, Affiliate or Parent of the Company, or service on the Board, ceased; and

(x) In the event that an Optionee ceases to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company or to serve on the Board (in the case of Non-Employee Directors), as the case may be, as a result of such Optionee’s Retirement (or in the case of a Non-Employee Director, such Optionee ceasing to serve on the Board for reasons other than removal for cause), all Options and SARs held by the Optionee which are not vested on the date of Retirement shall immediately vest and become exercisable in full; provided, however, that in the case of Early Retirement of an employee Optionee, only a pro-rata portion of such Options and SARs shall immediately vest and become exercisable based upon the ratio of the number of days of the Optionee’s employment during the Option or SAR vesting period to the total number of days in the Option or SAR vesting period, and the remainder of such Options and SARs shall terminate and be forfeited.

(g) Except as otherwise provided by the Plan Administrator, the purchase price of each Share purchased pursuant to an Option shall be paid in full at the time of each exercise (the “Payment Date”) of the Option (i) in cash; (ii) by delivering to the Company a notice of exercise with an irrevocable direction to a registered broker-dealer under the Exchange Act to sell a sufficient portion of the Shares and deliver the sale proceeds directly to the Company to pay the exercise price; (iii) by the net withholding of Shares through the relinquishment of Options; (iv) through the delivery to the Company (by attestation of Share ownership or as otherwise provided by the Plan Administrator) of previously-owned Shares having an aggregate fair market value equal to the price of the Shares being purchased pursuant to the Option; provided, however, that Shares delivered in payment of the Option price must meet such conditions as established by the Plan Administrator; or (v) through any combination of the payment procedures set forth in subsections (i)-(iv) of this Section 5(g).

(h) Exercise of an Option or SAR in any manner shall result in a decrease in the number of Shares which thereafter may be available under the Option or SAR by the number of Shares as to which the Option or SAR is exercised. In addition, in the case of an Option granted in tandem with a SAR, the exercise of the Option in any manner shall result in a decrease in the number of Shares which thereafter may be available under the SAR by the number of Shares as to which the Option is exercised, and the exercise of the SAR in

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any manner shall result in a decrease in the number of Shares which thereafter may be available under the Option by the number of Shares as to which the SAR is exercised.

(i) The Plan Administrator may include such other terms and conditions of Options or SARs not inconsistent with the foregoing as the Plan Administrator shall approve. Without limiting the generality of the foregoing sentence, the Plan Administrator shall be authorized to determine that Options or SARs shall be exercisable in one or more installments during the term of the Option or SAR as determined by the Plan Administrator.

Section 6. Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards, Share Awards and Stock Unit Awards.

(a) Subject to the terms of this Plan, including Section 3(c) hereof, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards, Share Awards or Stock Unit Awards may be issued by the Plan Administrator to Eligible Individuals, either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of this Plan. Such Awards shall be evidenced by a written document (including an electronic version thereof) containing any provisions regarding (i) the number of Shares or Stock Units subject to such Award or a formula for determining such, (ii) the purchase price of the Shares or Stock Units, if any, and the means of payment for the Shares or Stock Units, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares or Stock Units to be granted, issued, retainable and/or vested, (iv) such terms and conditions regarding the grant, issuance, vesting and/or forfeiture of the Shares or Stock Units as may be determined from time to time by the Plan Administrator, including continued employment or service, (v) restrictions on the transferability of the Shares or Stock Units and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Plan Administrator.

(b) The grant, issuance, retention and/or vesting of Shares or Stock Units granted pursuant to any Performance Share Award, Performance Unit Award, Restricted Stock Award or Restricted Unit Award shall occur at such time and in such installments as determined by the Plan Administrator or under criteria established by the Plan Administrator and consistent with this Plan, including Section 3(c) hereof. The Plan Administrator shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or the vesting of Shares or Stock Units subject to a Participant’s continued employment, the passage of time and/or such performance criteria as deemed appropriate by the Plan Administrator and consistent with this Plan, including Section 3(c) hereof. The performance criteria for any Award may be a measure based on one or more Qualifying Performance Criteria or other performance criteria selected by the Plan Administrator and specified at the time the Award is granted.

(c) Performance goals relating to the performance criteria shall be preestablished in writing by the Committee, and achievement thereof certified in writing prior to payment of the Award. In addition to establishing minimum performance goals below which no compensation shall be payable pursuant to an Award, the Committee, in its sole discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goals have been achieved.

(d) With respect to any Performance Share Award, Performance Unit Award, Restricted Stock Award or Restricted Unit Award, unless otherwise provided by the Plan Administrator at the time an Award is granted or in the applicable Award agreement:

(i) If, prior to a Change in Control, the designated goals or conditions have not been achieved within the designated period or the Grantee (other than a Non-Employee Director) ceases to be employed by the Company for any reason other than death, Disability or Retirement prior to the lapse of any restrictions or vesting of the Award, the Grantee shall forfeit such Award;

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(ii) With respect to a Non-Employee Director, if, prior to a Change in Control, the designated goals or conditions have not been achieved within the designated period or the Non-Employee Director ceases to serve on the Board for cause prior to the lapse of any restrictions or vesting of the Award, the Grantee shall forfeit such Award;

(iii) In the event that a Grantee (other than a Non-Employee Director) ceases to be an Employee as a result of such Grantee’s death or Disability, all outstanding Awards held by such Grantee shall automatically vest and all restrictions shall lapse as of the date of such Grantee’s death or Disability;

(iv) In the event that a Grantee (other than a Non-Employee Director) ceases to be an Employee as a result of such Grantee’s Retirement, all outstanding Restricted Stock and Restricted Unit Awards held by such Grantee shall automatically vest and all restrictions shall lapse as of the date of such Grantee’s Retirement; provided, however, that in the case of Early Retirement of a Grantee, only a pro-rata portion of such Restricted Stock and Restricted Unit Awards shall automatically vest and restrictions shall lapse based upon the ratio of the number of days of the Grantee’s employment during the Award vesting period to the total number of days in the Award vesting period, and the remainder of such Restricted Stock and Restricted Unit Awards shall terminate and be forfeited;

(v) In the event that a Grantee (other than a Non-Employee Director) ceases to be an Employee as a result of such Grantee’s Retirement, the employment or service condition applicable to all outstanding Performance Share and Performance Unit Awards held by such Grantee shall automatically lapse as of the date of such Grantee’s Retirement and the performance conditions applicable to all outstanding Performance Share and Performance Unit Awards held by such Grantee will vest contingent upon and following determination of the actual achievement of such performance conditions for the performance period; provided, however, that in the case of Early Retirement of a Grantee, the employment or service condition shall lapse with respect to only a pro-rata portion of such Performance Share and Performance Unit Awards based upon the ratio of the number of days of the Grantee’s employment during the Award vesting period to the total number of days in the Award vesting period, and the remainder of such Performance Share and Performance Unit Awards shall terminate and be forfeited;

(vi) With respect to a Non-Employee Director, in the event that a Non-Employee Director ceases to serve on the Board for reasons other than for cause, all outstanding Awards held by such Grantee shall automatically vest and all restrictions shall lapse as of the date of such cessation of service;

(vii) Each Award held by an Employee who is terminated by the Company or any Subsidiary, Affiliate or Parent of the Company other than for cause upon or during the two-year period following a Change in Control or a Non-Employee Director who is removed from the Board other than for cause upon or during the two-year period following a Change in Control shall automatically vest and all restrictions shall lapse as of the date of such Grantee’s termination of employment or cessation of Board service; and

(viii) During the lifetime of the Grantee, the Award shall not be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order.

(e) A Grantee who has received a Restricted Stock Award or Performance Share Award shall have all rights of a shareowner in such Shares including, but not limited to, the right to vote from and after the date of grant of such Award; provided, however, in no event will any dividends be paid until the vesting of the underlying restricted or performance stock and Shares awarded pursuant to the Plan which have not vested or which contain restrictions or conditions may not be sold or otherwise transferred by the Grantee and stock certificates representing such Shares may bear a restrictive legend to that effect. Dividends or other distributions on Restricted Stock Awards or Performance Shares which are paid in capital stock or other securities or property shall be held subject to the same terms, conditions and restrictions as the Restricted Stock or Performance Share Awards on which they are paid.

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(f) The Plan Administrator, in its sole discretion, may also establish such additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any Award. Such additional restrictions or conditions need not be performance-based and may include, among other things, the receipt by a Participant of a specified annual performance rating, the continued employment by the Participant and/or the achievement of specified performance goals by the Company, business unit or Participant. Furthermore and notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may retain the discretion to reduce the amount of any such Award (which need not be on a uniform basis) to a Participant if it concludes that such reduction is necessary or appropriate based upon: (i) an evaluation of such Participant’s performance; (ii) comparisons with compensation received by other similarly situated individuals working within the Company’s industry; (iii) the Company’s financial results and conditions; or (iv) such other factors or conditions that the Committee deems relevant.

(g) The Plan Administrator may grant Associated Awards of Dividend Equivalents to Participants in connection with Restricted Unit Awards, Performance Unit Awards and other Awards on which dividends are not paid; provided, however, in no event will any dividend equivalents be paid until the vesting of the underlying Award. Dividend Equivalents shall be subject to all conditions and restrictions of the underlying Performance Share Award, Performance Unit Award or Restricted Unit Award to which they relate, and unless otherwise determined by the Plan Administrator, shall be paid in cash upon release or distribution of Shares underlying the Associated Awards. No dividends or Dividend Equivalents shall be accrued or paid on outstanding Options, SARs or other purchase rights.

Section 7. Incentive Bonus Awards and Other Share-Based Awards.

(a) Each Incentive Bonus Award will confer upon the Employee the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period established by the Plan Administrator.

(b) Each Incentive Bonus Award shall be evidenced by a document containing provisions regarding (a) the target and maximum amount payable to the Employee, (b) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (c) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (d) the timing of any payment earned by virtue of performance, (e) restrictions on the alienation or transfer of the bonus prior to actual payment, (f) forfeiture provisions and (g) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Plan Administrator. The maximum amount payable as a bonus may be a multiple of the target amount payable, but the maximum amount payable pursuant to an Incentive Bonus Award granted under this Plan for any fiscal year of the Company to any Employee shall not exceed $5,000,000.

(c) The Plan Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus Award, which criteria may be based on financial performance and/or personal performance evaluations. The Plan Administrator shall certify the extent to which any Qualifying Performance Criteria or other applicable performance criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any incentive bonus.

(d) The Plan Administrator shall determine the timing of payment of any Incentive Bonus Awards. The Plan Administrator may provide for or, subject to such terms and conditions as the Plan Administrator may specify, may permit an election for the payment of any Incentive Bonus Awards to be deferred to a specified date or event. An Incentive Bonus Award may be payable in Shares, Stock Units or in cash or other property, including any Award permitted under this Plan.

(e) Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus Award on account of either financial performance or personal performance evaluations may be reduced by

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the Plan Administrator on the basis of such further considerations as the Plan Administrator shall determine.

(f) The Plan Administrator shall have authority to grant to Eligible Individuals Other Share-Based Awards which shall consist of any right that is (i) not an Award described in Sections 5 through 7(e) above or Section 8 and (ii) an Award of Capital Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Capital Stock (including, without limitation, securities convertible into Capital Stock), as deemed by the Plan Administrator to be consistent with the purposes of the Plan. Subject to the terms of the Plan, including without limitation Section 3(c) above, and any applicable Award agreement, the Plan Administrator shall determine the terms and conditions of any such Other Share-Based Award.

Section 8. Non-Employee Director Awards.

Notwithstanding anything to the contrary contained in this Plan, each Non-Employee Director shall only be entitled to receive the following types and amounts of Awards under this Plan:

(a) Each Non-Employee Director shall receive an annual Nonstatutory Stock Option award to purchase up to 40,000 Shares, as determined by the Board, at Fair Market Value, such Option to have a term of ten (10) years.

(b) Each Non-Employee Director shall receive an annual Restricted Stock Award or Restricted Unit Award for Shares with a Fair Market Value of up to $500,000, as determined by the Board, rounded to the nearest whole Share.

(c) Each new Non-Employee Director shall receive, as of the first date of service on the Board, a Nonstatutory Stock Option to purchase twice the number of Shares provided in the Nonstatutory Stock Option most recently granted to the Non-Employee Directors (other than the lead director) and a Restricted Stock Award or Restricted Unit Award based on the number of Shares provided in the Restricted Stock Award most recently granted to the Non-Employee Directors (other than the lead director) but pro rated for the amount of the fiscal year remaining as of the first date of service.

(d) Each Non-Employee director may receive Performance Share Awards and Performance Unit Awards annually in the discretion of the Plan Administrator with a Fair Market Value of up to $500,000, as determined by the Board, rounded to the nearest whole Share.

(e) A Non-Employee director shall not receive total compensation for any fiscal year of the Company that exceeds $850,000. For purposes hereof, total compensation is the sum of (A) the grant date fair value of any equity or equity-based Awards granted to such Non-Employee Director during such fiscal year, (B) the amount of any cash-denominated Awards granted to such Non-Employee Director during such fiscal year, and (C) the amount of cash fees payable to such Non-Employee Director in respect of such service during any fiscal year, including any such amounts that are voluntarily deferred by the Non-Employee Director.

Section 9. Tax Withholding.

(a) Whenever a payment or Shares are to be issued under the Plan or as otherwise required by applicable law, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy federal, state local or foreign tax withholding requirements prior to payment or the delivery of any certificate for such Shares; provided, however, that in the case of a Grantee who receives an Award of Shares under the Plan which is not fully vested, the Grantee shall remit such amount on the first business day following the Tax Date. The “Tax Date” for purposes of this Section 9 shall be the date on which the amount of tax to be withheld is determined. If an Optionee makes a disposition of Shares acquired upon the exercise of an Incentive Stock Option within the applicable disqualifying period, the Optionee shall promptly notify the Company and the Company shall have the right to require the Optionee

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APPENDIX B

to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements, if any.

(b) A Participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Plan Administrator, through the withholding by the Company of Shares otherwise deliverable to the Participant or through the delivery by the Participant to the Company of previously-owned Shares in each case having an aggregate Fair Market Value on the Tax Date equal to the tax obligation; or (iii) in the discretion of the Plan Administrator, through a combination of the foregoing. Notwithstanding the foregoing or any provisions of the Plan to the contrary, any broker-assisted cashless exercise shall comply with the requirements for equity classification of FASB ASC Topic 718, or its successor.

Section 10. Adjustment of Number and Price of Shares.

(a) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Plan Administrator shall make an equitable adjustment to the shares to be issued under the Plan and to outstanding Awards to preserve the benefits or potential benefits of the Awards. Action by the Plan Administrator may include: (i) adjustment of the number and kind of securities which may be delivered under the Plan; (ii) adjustment of the number and kind of securities subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Options and SARs; (iv) adjustment of the share limitations contained in this Plan; and (v) any other adjustments that the Plan Administrator determines to be equitable. Any such adjustment shall be effective and binding for all purposes of the Plan and on each outstanding Award.

If the outstanding Shares shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each Share subject to any then outstanding Option, SAR, Performance Share or other Award, and for each Share which may be issued under the Plan but which is not then subject to any outstanding Option, SAR, Performance Share or other Award, the number and kind of shares of stock or other securities, or amount of cash or other property (and in the case of outstanding Options, SARs, Performance Shares or other Awards, the cash or other property) into which each outstanding Share shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any Restricted Stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was issued or distributed.

In case of any adjustment or substitution as provided for in this Section 10, the aggregate option price for all Shares subject to each then outstanding Option, SAR or other Award, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such Shares shall have been adjusted or which shall have been substituted for such Shares. Any new option price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding Shares shall be changed in value by reason of any spin off, split off or split up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareowners of the Capital Stock, (a) the Committee shall make any adjustments to any then outstanding Option, SAR, Performance Share or other Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (b) unless

B-16	| KENNAMETAL INC. 2020 Proxy Statement

APPENDIX B

otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any Restricted Stock held in escrow or for which any Restricted Stock held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

(b) Without limiting the foregoing, in the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an Option upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new Option for the old Option, in conformity with the provisions of Code Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

(c) No adjustment or substitution provided for in this Section 10 shall require the Company to issue or to sell a fractional share and the total adjustment or substitution with respect to each Award agreement shall be limited accordingly.

(d) Without limiting the foregoing, and notwithstanding anything to the contrary contained in the Plan or any document with respect to any Award, in the event of a Business Combination under the terms of which the holders of Capital Stock of the Company will receive upon consummation thereof cash for each share of Capital Stock of the Company surrendered pursuant to such Business Combination (the “Cash Purchase Price”), the Plan Administrator may provide that all outstanding Awards representing the right to purchase or receive Shares shall terminate upon consummation of the Business Combination and each such Award, including each Option and SAR, shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of Shares subject to such Award held by such Grantee exceeds (ii) the aggregate purchase or exercise price, if any, thereof.

(e) With respect to any Award subject to Section 409A, or the transitional rules under Section 162(m), no such adjustment shall be authorized to the extent that such authority would cause the Plan or an Award to fail to comply with such Section(s).

Section 11. Change in Control.

Notwithstanding any other provision of the Plan to the contrary, and unless the applicable Award agreement shall otherwise provide, in the event the employment of a Participant is terminated by the Company and its Affiliates without “cause” or the Participant terminates their employment for Good Reason, in either case within the six-month period immediately preceding a Change in Control in contemplation of such Change in Control (and the Change in Control actually occurs) or during the two-year period following a Change in Control (i) all Stock Options and freestanding SARs which are then outstanding hereunder shall become fully vested and exercisable, (ii) all restrictions with respect to Shares of Restricted Stock, Restricted Units or Other Share-Based Awards which are then outstanding hereunder shall lapse, and such Shares or Units shall be fully vested and nonforfeitable and (iii) all restrictions with respect to Performance Shares and Performance Units which are then outstanding and for which performance periods are already completed shall lapse, and such Shares or Units, measured at actual performance achieved, shall be fully vested and nonforfeitable. Notwithstanding any other provision of this Plan to the contrary, and unless the applicable Award Agreement shall otherwise provide, if a Change in Control occurs prior to the end of any performance period, with respect to all Performance Shares and Performance Units which are then outstanding hereunder, the target level of performance set forth with respect to each performance criterion under such Performance Shares and Performance Units shall be deemed to have been attained and such Performance Shares or Units shall be converted into and remain outstanding as Restricted Stock Units, subject to forfeiture unless the Participant continues to be actively employed by the Company through the end of the original performance period, but subject to exception in the case of a termination of employment by the Company

KENNAMETAL INC. 2020 Proxy Statement	| B-17

APPENDIX B

without cause or a termination of employment by the Participant for Good Reason, and such other exceptions as may be provided by the Committee.

Section 12. Termination of Employment and Forfeiture.

Notwithstanding any other provision of the Plan (other than provisions regarding Change in Control, which shall apply in all events), a Participant shall have no right to exercise any Option or vest in any Shares awarded under the Plan if following the Participant’s termination of employment with the Company or any Subsidiary, Affiliate or Parent of the Company and within a period of two years thereafter or such longer period as may be provided in an employment or similar agreement between the Participant and the Company, the Participant engages in any business or enters into any employment which the Board in its sole discretion determines to be either directly or indirectly competitive with the business of the Company or substantially injurious to the Company’s financial interest or violates any post-termination contractual obligations with the Company (the occurrence of an event described above or other events described in the Company’s then-effective forfeiture and recoupment policies shall be referred to herein as “Injurious Conduct”). Furthermore, notwithstanding any other provision of the Plan to the contrary (other than provisions regarding Change in Control, which shall apply in all events), in the event that a Participant receives or is entitled to the delivery or vesting of cash or Shares pursuant to an Award made during the 12-month period prior to the Participant’s termination of employment with the Company or any Subsidiary, Affiliate or Parent of the Company or during the 24-month period following the Participant’s termination of such employment, then the Board, in its sole discretion, may require the Participant to return or forfeit to the Company the cash or Capital Stock received with respect to such Award (or its economic value as of (i) the date of the exercise of the Option or (ii) the date of grant or payment with respect to any other Award, as the case may be) in the event that the Participant engages in Injurious Conduct.

Section 13. Amendment and Discontinuance.

The Board may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person’s consent of any rights theretofore granted pursuant hereto and, provided further, that the Board may not, without shareowner approval, (a) increase the benefits accrued to participants under the Plan, (b) increase the number of Shares that may be issued under the Plan, (c) materially modify the requirements for participation under the Plan, (d) amend the Plan to include a provision that would allow the Board to lapse or waive restrictions at its discretion (except as otherwise provided herein or in the case of death, Disability, Retirement, involuntary termination by the Company without cause, or Change in Control), or (e) otherwise materially amend this Plan. Notwithstanding the foregoing or any provision of the Plan or an Award agreement to the contrary, the Board may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of this Plan or an Award Agreement or establish special rules and/or sub-plans to the extent necessary to: (i) conform the provisions of the Plan and/or Award with Section 409A, the transitional rules of Section 162(m), or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of the Plan and/or Award shall adversely affect the rights of a Participant; and (ii) to enable the Plan to achieve its stated purposes in any jurisdiction outside the United States in a tax-efficient manner and in compliance with local rules and regulations.

Section 14. Compliance with Governmental Regulations.

Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any securities hereunder prior to registration of the Shares subject to the Plan under the Securities Act of 1933, as amended, or the Exchange Act, if such registration shall be necessary, or before compliance by the Company or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of the New York

B-18	| KENNAMETAL INC. 2020 Proxy Statement

APPENDIX B

Stock Exchange, Inc. and any other exchange or market on which the Shares are listed or quoted. The Company shall use its reasonable best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

Section 15. Compliance with Section 16.

With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule). To the extent that any grant of an Award fails to so comply, it shall be deemed null and void to the extent permitted by law and to the extent deemed advisable by the Plan Administrator.

Section 16. Participation by Foreign Nationals.

In order to facilitate the making of any grant or combination of grants under this Plan, the Plan Administrator may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by or perform services for the Company or any Subsidiary or Affiliate outside of the United States of America, as the Plan Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Plan Administrator may approve such sub-plans for, supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such sub-plans, supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareowners of the Company.

Section 17. No Right to Employment.

The Plan shall not confer upon any Participant any right with respect to continuation of any employment or consulting relationship with the Company or membership on the Board, nor shall it interfere in any way with the right to terminate such Participant’s employment or consulting relationship at any time, with or without cause.

Section 18. Governing Law.

The validity, constructions and effect of this Plan, agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Plan Administrator relating to the Plan or such agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws principles.

Section 19. Section 409A.

Notwithstanding any provision of the Plan or an Award agreement to the contrary, if any Award or benefit provided under this Plan is subject to the provisions of Section 409A, the provisions of the Plan and any applicable Agreement shall be administered, interpreted and construed in a manner necessary to comply with Section 409A or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed). The following provisions shall apply, as applicable:

(a) If a Participant is a Specified Employee and a payment subject to Section 409A (and not excepted therefrom) to the Participant is due upon Separation from Service, such payment shall be delayed for a period of six (6) months after the date the Participant Separates from Service (or, if earlier, the death of the Participant). Any payment that would otherwise have been due or owing during such six-month period will be paid immediately following the end of the six-month period in the month following the month

KENNAMETAL INC. 2020 Proxy Statement	| B-19

APPENDIX B

containing the six-month anniversary of the date of termination unless another compliant date is specified in the applicable Award agreement.

(b) For purposes of Section 409A, and to the extent applicable to any Award or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A and shall be interpreted and construed accordingly. With respect to payments subject to Section 409A, the Company reserves the right to accelerate and/or defer any payment to the extent permitted and consistent with Section 409A. Whether a Participant has Separated from Service or employment will be determined based on all of the facts and circumstances and, to the extent applicable to any Award or benefit, in accordance with the guidance issued under Section 409A. For this purpose, a Participant will be presumed to have experienced a Separation from Service when the level of bona fide services performed permanently decreases to a level less than twenty percent (20%) of the average level of bona fide services performed during the immediately preceding thirty-six (36) month period or such other applicable period as provided by Section 409A.

(c) The Plan Administrator, in its discretion, may specify the conditions under which the payment of all or any portion of any Award may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Plan Administrator shall determine in its discretion, in accordance with the provisions of Section 409A, the regulations and other binding guidance promulgated thereunder; provided, however, that no deferral shall be permitted with respect to Options and other stock rights subject to Section 409A. An election shall be made by filing an election with the Company (on a form provided by the Company) on or prior to December 31st of the calendar year immediately preceding the beginning of the calendar year (or other applicable service period) to which such election relates (or at such other date as may be specified by the Plan Administrator to the extent consistent with Section 409A) and shall be irrevocable for such applicable calendar year (or other applicable service period).

(d) The grant of Nonstatutory Stock Options and other stock rights shall be granted under terms and conditions consistent with Treas. Reg. § 1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A. Accordingly, any such Award may be granted to Employees of the Company and its subsidiaries and affiliates in which the Company has a controlling interest. In determining whether the Company has a controlling interest, the rules of Treas. Reg. § 1.414(c)-2(b)(2)(i) shall apply; provided that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. § 1.409A-1(b)(5)(iii)(E)(i)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears. The rules of Treas. Reg. §§ 1.414(c)-3 and 1.414(c)-4 shall apply for purposes of determining ownership interests.

(e) In no event shall any member of the Board, the Committee or the Company (or its employees, officers or directors) or the Plan Administrator have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Section 409A.

Section 20. Compliance with Age Discrimination Rule – Applicable Only to Participants Who Are Subject to the Laws in the European Union.

The grant of the Option and the terms and conditions governing the Option are intended to comply with the age discrimination provisions of the European Union (EU) Equal Treatment Framework Directive, as implemented into local law (the “Age Discrimination Rules”), if applicable, for any Participant who is subject to the laws in the EU. To the extent a court or tribunal of competent jurisdiction determines that any provision of the Option is invalid or unenforceable, in whole or in part, under the Age Discrimination Rules, the Plan Administrator shall have the power and authority to revise or strike such provision to the minimum extent as the Plan Administrator deems appropriate and/or necessary to make it valid and enforceable to the full extent permitted under local law.

B-20	| KENNAMETAL INC. 2020 Proxy Statement

APPENDIX B

Section 21. Designation of Beneficiary by Participant.

A Participant may name a beneficiary to receive any payment to which such Participant may be entitled with respect to any Award under this Plan in the event of his or her death, on a written form to be provided by and filed with the Company, and in a manner determined by the Committee in its discretion (a “Beneficiary”). The Plan Administrator reserves the right to review and approve Beneficiary designations. A Participant may change his or her Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant’s Beneficiary, such payment will be made to the legal representatives of the Participant’s estate, and the term “Beneficiary” as used in this Plan shall be deemed to include such Person or Persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Plan Administrator in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Plan Administrator, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

Section 22. Clawbacks.

To the extent required by applicable law or any applicable securities exchange listing standards, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002, Awards and amounts paid or payable pursuant to or with respect to Awards shall be subject to clawback as determined by the Plan Administrator, which clawback may include forfeitures, repurchase, reimbursement and/or recoupment of Awards and amounts paid or payable pursuant to or with respect to Awards, in each instance in accordance with applicable law or listing standards. All Awards granted under this Plan, any property, including Shares, received in connection with any exercise or vesting of, or lapse of restriction on, any Awards, and any proceeds received from the disposition of any such property, shall be subject to any clawback policy adopted, and amended from time to time, by the Plan Administrator. The Plan Administrator shall have discretion with respect to any clawback to determine whether the Company shall effect any such recovery (i) by seeking repayment from the Participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company or any Subsidiary, Affiliate or Parent of the Company, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amounts) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, or (iv) by any combination of the foregoing or otherwise.

Section 23. Effective Date of Plan/Duration.

The amendment, restatement and renaming of the Plan shall be effective on October 27, 2020, subject to its approval by the shareowners of the Company. No Award may be granted under the Plan after October 26, 2030. Awards granted on or prior to October 26, 2030 shall remain outstanding in accordance with this Plan and their respective terms.

KENNAMETAL INC. 2020 Proxy Statement	| B-21

KENNAMETAL INC. 525 WILLIAM PENN PLACE SUITE 3300 PITTSBURGH, PA 15219

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 26, 2020 for shares held directly and by 11:59 p.m. Eastern Time on October 22, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/KMT2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 26, 2020 for shares held directly and by 11:59 p.m. Eastern Time on October 22, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D21277-P43322	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                     DETACH AND RETURN THIS PORTION ONLY

KENNAMETAL INC.	For	Withhold	For All	To withhold authority to vote for any individual
The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals II, III and IV. 1. Election of nine directors for terms expiring in 2021	All ☐	All ☐	Except ☐	nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Nominees:
01)	Joseph Alvarado	06)	Sagar A. Patel
02)	Cindy L. Davis	07)	Christopher Rossi
03)	William J. Harvey	08)	Lawrence W. Stranghoener
04)	William M. Lambert	09)	Steven H. Wunning
05)	Lorraine M. Martin

	For	Against	Abstain

2. Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2021	☐	☐	☐

3. Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers	☐	☐	☐

4. Approval of the Kennametal Inc. 2020 Stock and Incentive Plan	☐	☐	☐

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of the nominees in Item I, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm in Item II, FOR the non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers in Item III and FOR the approval of the Kennametal Inc. 2020 Stock and Incentive Plan in Item IV. The proxies are authorized to vote, in accordance with their judgment, upon such other matters as may properly come before the meeting and any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

of Shareowners.

The Proxy Statement and the 2020 Annual Report to Shareowners are available at: www.proxyvote.com.

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D21278-P43322

Proxy — KENNAMETAL INC.

2020 ANNUAL MEETING OF SHAREOWNERS – OCTOBER 27, 2020

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

You, the undersigned shareowner, appoint each of William M. Lambert, Christopher Rossi and Lawrence W. Stranghoener as your attorney and proxy, with full power of substitution, on your behalf and with all powers that you would possess if personally present, to vote all shares of Kennametal Inc. capital stock that you would be entitled to vote at the Annual Meeting of Shareowners of Kennametal Inc. to be held virtually at www.virtualshareholdermeeting.com/KMT2020, on Tuesday, October 27, 2020 at 2:00 p.m. (Eastern Time), and at any adjournments thereof. The shares represented by this proxy shall be voted as instructed by you. If you do not otherwise specify, these shares (other than shares held in the Kennametal Inc. 401(k) account, which will be voted by the plan trustee based on your instructions) will be voted in accordance with the recommendations of the Board of Directors, as follows:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM I, FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2021 IN ITEM II, FOR THE NON-BINDING (ADVISORY) VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS IN ITEM III AND FOR THE APPROVAL OF THE KENNAMETAL INC. 2020 STOCK AND INCENTIVE PLAN IN ITEM IV.

If you have shares of Kennametal Inc. capital stock in your Kennametal Inc. 401(k) account, you must provide voting instructions to the plan trustee with this proxy or by Internet or telephone no later than Thursday, October 22, 2020 in order for such shares to be voted. Your voting instructions will be held in confidence.

(Continued and to be marked, dated and signed on the other side)

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS

PO BOX 1342T., SUITE 1300

BRENTWOOD, NY 11717

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we may vote your shares at our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules.

If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

KENNAMETAL INC.

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 10/27/20 at 02:00 P.M. EDT

Make your vote count.

Vote must be received by 10/26/2020 to be counted.
1472 0797 1133 0441

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Vote in person the day of the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote!

The following proxy materials for the meeting are available at www.ProxyVote.com: The Notice & Proxy Statement, Annual Report

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THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

KENNAMETAL INC.
The Board recommends you vote FOR the following director nominee(s): 1 through 9			For All	Withhold All	For All Except

Please check this box if you plan to attend the Meeting and vote your shares in person.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐

1.	Election of Directors		☐	☐	☐
Nominees
	01 Joseph Alvarado 02 Cindy L. Davis 03 William J. Harvey 04 William M. Lambert 05 Lorraine M. Martin 06 Sagar A. Patel	07 Christopher Rossi 08 Lawrence W Stranghoener 09 Steven H. Wunning

The Board recommends you vote FOR the following proposal(s): 2, 3 and 4						For	Against	Abstain

2.	Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2021.					☐	☐	☐
3.	Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers.					☐	☐	☐
4.	Approval of the Kennametal Inc. 2020 Stock and Incentive Plan.					☐	☐	☐
*NOTE* Such other business as may properly come before the meeting or any adjournment thereof.

	Signature [PLEASE SIGN WITHIN BOX]		Date